As filed with the Securities and Exchange Commission on April 26, 2002.


                                                       Registration No. 33-36423



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                        [Check appropriate box or boxes.]


                         Post-Effective Amendment No. 15


                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
               [Exact Name of Registrant as Specified in Charter]

                      2450 SOUTH SHORE BOULEVARD, SUITE 400
                            LEAGUE CITY, TEXAS 77573
               [Address of Principal Executive Offices] [Zip Code]

Registrant's Telephone Number, Including Area Code (281) 334-2469

TERESA E. AXELSON                                    JERRY L. ADAMS
2450 SOUTH SHORE BOULEVARD            WITH COPY TO:  GREER, HERZ & ADAMS, L.L.P.
SUITE 400                                            ONE MOODY PLAZA
LEAGUE CITY, TEXAS 77573                             GALVESTON, TEXAS 77550
[Name and Address of Agent for Service]


It is proposed that this filing will become effective (check appropriate box):

[ ] 75 days after filing pursuant to paragraph (a) Rule 485

[ ] on (date) pursuant to paragraph (a)(2) of rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485


If appropriate, check the following box:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered ... Common Stock, par value $.01 per share.

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                CURRENTLY COMPRISED OF THE FOLLOWING PORTFOLIOS:

                    AMERICAN NATIONAL GROWTH PORTFOLIO
                    AMERICAN NATIONAL EQUITY INCOME PORTFOLIO
                    AMERICAN NATIONAL BALANCED PORTFOLIO
                    AMERICAN NATIONAL MONEY MARKET PORTFOLIO
                    AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO
                    AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO AMERICAN NATIONAL INTERNATIONAL STOCK PORTFOLIO


     PROSPECTUS, MAY 1, 2002


       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
       DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       You cannot purchase shares of these portfolios directly, but only through variable annuity and variable life insurance contracts issued by American National Insurance Company.

       An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.


       Form 9427                                         Rev. 5-02

                               TABLE OF CONTENTS
   --------------------------------------------------------------------------


FUND SUMMARY...............................         1
American National Growth Portfolio.........         1
American National Equity Income
Portfolio..................................         2
American National Balanced Portfolio.......         3
American National Money Market Portfolio...         5
American National Government Bond
Portfolio .................................         6
American National Small-Cap/Mid-Cap
Portfolio..................................         7
American National High Yield Bond
Portfolio..................................         8
American National International Stock
Portfolio .................................         9
ADDITIONAL EXPLANATION OF RISK FACTORS.....        10
PERFORMANCE................................        13
GENERAL....................................        18
INVESTMENT OBJECTIVES AND POLICIES ........        19
Growth Portfolio...........................        19
Equity Income Portfolio....................        20
Balanced Portfolio.........................        21
Money Market Portfolio.....................        22
Government Bond Portfolio..................        23
Small-Cap/Mid-Cap Portfolio................        25
High Yield Bond Portfolio..................        27
International Stock Portfolio..............        30
PRICING OF PORTFOLIO SHARES................        34
TAXES......................................        34
THE PORTFOLIOS AND THEIR MANAGEMENT........        35
FINANCIAL HIGHLIGHTS.......................        38
Growth Portfolio...........................        39
Equity Income Portfolio....................        40
Balanced Portfolio.........................        41
Money Market Portfolio.....................        42
Government Bond Portfolio..................        43
Small-Cap/Mid-Cap Portfolio................        44
High Yield Bond Portfolio..................        45
International Stock Portfolio..............        46
MANAGERS' LETTER TO SHAREHOLDERS ..........        48
APPENDIX...................................       A-1


 WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU
 This prospectus explains the investment objectives, risks and strategies of each of the portfolios. Reading the prospectus will help you to decide which portfolio, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

 FUND SUMMARY                                 AMERICAN NATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The American National Growth Portfolio ("Growth Portfolio") seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Growth Portfolio normally invests at least 80% of its total assets in common stocks. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Portfolio's investment advisor:

  - chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time
  - places an emphasis on companies with growth potential.


The Growth Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects include technology and healthcare. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."


PRINCIPAL RISK FACTORS

The Growth Portfolio is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this portfolio. The principal risks of investing in the Growth Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk)
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)

  - to the extent that the Growth Portfolio invests in debt securities, interest rates could increase which can cause the value of a debt security to decline (interest rate risk)


  - to the extent that the Growth Portfolio invests in debt securities, issuers of debt obligations could default or be unable to pay amounts due (credit risk).


WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - have long-term investment goals (ten years or more)
  - are willing to accept higher short-term risk
  - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate:
  - if you are investing with a shorter time horizon (less than ten years)
  - if you are uncomfortable with an investment that will go up and down in value
  - as your complete portfolio

                                                                               1
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 FUND SUMMARY                          AMERICAN NATIONAL EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The American National Equity Income Portfolio ("Equity Income Portfolio") seeks to achieve growth of capital and/or current income.

PRINCIPAL INVESTMENT STRATEGIES


Securities Management and Research, Inc. ("SM&R"), the portfolio's investment advisor, normally invests at least 75% of the Equity Income Portfolio's assets in common stocks. This portfolio may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the portfolio focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This portfolio's goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.



SM&R will generally select stocks on certain growth and value considerations. A growth stock would include a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.



The stocks in this portfolio are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash.



The Equity Income Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology), referred to as "underweighting."


PRINCIPAL RISK FACTORS

The Equity Income Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. The principal risks of investing in the Equity Income Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk)
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)
  - interest rates could increase which can cause the value of debt securities to decline (interest rate risk)
  - issuers of debt obligations could default or be unable to pay amounts due (credit risk)

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - have medium-term investment goals (five years or more)
  - are comfortable with moderate to aggressive risk
  - are looking for a fund with both growth and income components
  - are seeking to participate in the equity market
  - are willing to accept higher short-term risk

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - are investing with a shorter-time horizon (less than five years)
  - are investing for maximum return
  - require a high degree of stability of your principal

2
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 FUND SUMMARY                               AMERICAN NATIONAL BALANCED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The American National Balanced Portfolio ("Balanced Portfolio") seeks to conserve principal, produce current income, and achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Portfolio's investment advisor, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash, and money market instruments. The balance of stocks to bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.

SM&R will generally select stocks on certain growth and value considerations. A growth stock would include a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

The stocks in this portfolio are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The portfolio invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).

The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter duration). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

PRINCIPAL RISK FACTORS

The Balanced Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. The principal risks of investing in the Balanced Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as determining the ratio of stocks to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk)
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)
  - interest rates could increase which can cause the value of debt securities to decline (interest rate risk)
  - issuers of debt obligations could default or be unable to pay amounts due (credit risk)
  - the portfolio could be unable to find a buyer for its securities (liquidity risk)
  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).
  - Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

                                                                               3
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 FUND SUMMARY                               AMERICAN NATIONAL BALANCED PORTFOLIO
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - are seeking conservation of the purchasing power of your capital, but also want to participate in equity investments
  - are looking for a more conservative alternative to a growth-oriented portfolio
  - want a well-diversified and relatively stable investment allocation
  - need a core investment

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - are investing for maximum return over a long time horizon
  - require a high degree of stability of your principal

 FUND SUMMARY                           AMERICAN NATIONAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The American National Money Market Portfolio ("Money Market Portfolio") seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Money Market Portfolio's investment advisor, seeks to achieve the portfolio's objective by investing in high-quality short-term money market instruments, including: obligations of the U.S. Government and its agencies, certificates of deposit, banker's acceptances, commercial paper, collateralized mortgage obligations, and corporate bonds and notes. This portfolio limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

PRINCIPAL RISK FACTORS

The principal risks of investing in the Money Market Portfolio are as follows:
  - interest rates may rise which can cause the value of debt securities to decline (interest rate risk)
  - SM&R's investment decisions could fail to achieve the desired results (investment style or management risk)
  - issuers of debt obligation may default or be unable to pay amounts due (credit risk)
  - the portfolio could be unable to find a buyer for its securities (liquidity risk)
  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

The risks of investment in the Money Market Portfolio may be expected to be less than for other mutual funds. By limiting its investments as described above, this portfolio may not achieve as high a level of current income as a portfolio investing in lower-rated securities. YOU SHOULD KEEP IN MIND THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT AN INVESTMENT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET PORTFOLIO.

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - require stability of principal
  - are more concerned with safety of principal than with investment returns

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - want federal deposit insurance
  - are seeking an investment that is likely to outpace inflation
  - are investing for retirement or other goals that are many years in the future
  - are investing for growth or maximum current income

                                                                               5
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 FUND SUMMARY                        AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The American National Government Bond Portfolio ("Government Bond Portfolio") seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities

PRINCIPAL INVESTMENT STRATEGIES


Securities Management and Research, Inc. ("SM&R"), the Government Bond Portfolio's investment advisor, normally invests at least 80% of the portfolio's assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes, Freddie Macs, and Fannie Maes. This portfolio may also invest assets in collateralized mortgage obligations.


The Government Bond Portfolio generally invests primarily in medium and long-term securities. The average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter duration). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

PRINCIPAL RISK FACTORS

The Government Bond Portfolio is subject to certain investment risks, and you could lose money investing in this portfolio. The principal risks of investing in the Government Bond Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - interest rates may rise which can cause the value of debt securities to decline (interest rate risk)
  - SM&R's investment decisions (such as determining average portfolio maturity and selecting the best performing securities) could fail to achieve the desired results (investment style or management risk)
  - interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk)
  - interest rates could rise enough to cause fewer people than expected to repay their mortgages early (extension risk)
  - debt obligations not issued or guaranteed by the U.S. Government, its agencies or instrumentalities could be downgraded in credit rating or go into default (credit risk)
  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).
  - the worldwide demand for U. S. government securities falls (global demand risk)

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - are seeking a regular stream of income to meet current needs
  - are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility
  - are retired or nearing retirement

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - are investing for maximum return over a long time horizon
  - require absolute stability of your principal

6
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 FUND SUMMARY                      AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The American National Small-Cap/Mid-Cap Portfolio ("Small-Cap/Mid-Cap Portfolio") seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Small-Cap/Mid-Cap Portfolio's investment advisor, will normally invest at least 80% of the portfolio's total assets in stocks and equity-related securities of small to medium-sized companies, which SM&R considers to be companies with market capitalizations from $500 million to $30 billion. Stock selection may reflect either a growth or value investment approach.

SM&R may also select stocks on certain growth or value considerations. A growth stock would include a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.
Holdings will be widely diversified by industry and company; under most circumstances, the average position will be less than 1.5% of the portfolio's total assets. The portfolio will not sell a stock just because the company has grown to a market capitalization of more than $30 billion, and it may, on occasion, purchase companies with a market capitalization above $30 billion.
The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISK FACTORS
The Small-Cap/Mid-Cap Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. The principal risks of investing in the Small-Cap/Mid-Cap Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as individual selection of stocks) could fail to achieve the desired results (investment style or management risk)
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)
  - the portfolio could be unable to find a buyer for its securities (liquidity risk)
In addition, investing in small companies generally involves more risks than investing in more established larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry. Stocks with value characteristics carry the risk that investors won't recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Small-Cap/Mid-Cap Portfolio holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

WHO MAY WANT TO INVEST IN THE PORTFOLIO
This portfolio may be appropriate if you:
  - have long-term investment goals (ten years or more)
  - are willing to accept higher short-term risk along with higher potential long-term returns
  - want an aggressive, long-term approach to capital growth through small company stocks
  - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO
This portfolio may NOT be appropriate if you:
  - are investing with a shorter time horizon
  - are uncomfortable with an investment that will go up and down in value
This portfolio should not represent your complete investment program or be used for short-term trading purposes.

                                                                               7
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 FUND SUMMARY                        AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The American National High Yield Bond Portfolio ("High Yield Bond Portfolio") seeks to provide a high level of current income. As a secondary investment objective, the fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Securities Management and Research, Inc. ("SM&R"), the High Yield Bond Portfolio's investment advisor, will normally invest at least 80% of its assets in a diversified portfolio of medium and lower-grade domestic corporate debt securities. The portfolio may invest up to 20% of its total assets in debt securities of similar quality issued by foreign governments or foreign corporations. The portfolio invests in a broad range of debt securities represented by various companies and industries and traded on various markets. The portfolio buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. Lower-grade securities are commonly referred to as "junk bonds" (see the Appendix for an explanation of quality ratings.) The portfolio's investments in medium- and lower-grade securities involve greater risks as compared to higher-grade securities.


PRINCIPAL RISK FACTORS

The High Yield Bond Portfolio is subject to certain investment risks and you could lose money investing in this portfolio. The principal risks of investing in the High Yield Bond Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk). Issuers of debt obligations could default or be unable to pay amounts due (credit risk). Because the portfolio invests primarily in securities with medium- and lower-credit quality, it is subject to a higher level of credit risk than a fund that buys only investment-grade securities.
  - interest rates could increase, which can cause the value of debt securities to decline (interest rate risk). Such declines tend to be greater among securities with longer maturities. The High Yield Bond Portfolio has no policy limiting the maturities of its investments. To the extent the portfolio invests in securities with longer maturities, the portfolio will be subject to greater market risk than a fund investing solely in shorter-term securities.
  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).
  - SM&R's investment decisions (such as individual security selection) could fail to achieve the desired results (investment style or management risk)
  - interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their obligations before their maturity (call risk)
  - the portfolio could be unable to find a buyer for its securities (liquidity risk)
  - because the portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers (foreign risk)
  - there are greater risks associated with purchasing derivative investments (derivative investment risk)

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - have a long-term time horizon
  - seek a high level of current income and, secondarily, capital appreciation
  - are willing to accept the substantially increased risks of medium- and lower-rated securities in exchange for potentially higher income
  - want to add to your total investment portfolio a fund that invests primarily in medium- and lower-grade domestic debt securities

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - have a short-term time horizon
  - are not comfortable with the additional risks associated with investments in medium-and lower-grade securities
This portfolio should not represent your complete investment program or be used for short-term trading purposes.

8
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 FUND SUMMARY                    AMERICAN NATIONAL INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The American National International Stock Portfolio ("International Stock Portfolio") seeks to obtain long-term growth of capital through investments primarily in the equity securities of established, non-U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the portfolio's investment advisor, expects to invest at least 80% of the portfolio's assets in the equity securities of foreign companies, including multi-national companies. The portfolio primarily invests in American Depository Receipts ("ADRs"), but may also invest directly in U.S. dollar denominated equity securities of foreign companies. The portfolio seeks to invest in securities believed to offer the best potential for growth at a reasonable price. While the portfolio invests with an awareness of the global economic backdrop, and our outlook for individual countries, SM&R uses a "bottom-up" quantitative and qualitative stock selection process. A "bottom-up" approach to investing emphasizes the evaluation of individual stocks more than the consideration of broader market and economic trends. Country allocation is driven largely by stock selection, although the portfolio may limit investments in markets that appear to have poor overall prospects.

The portfolio may purchase shares of stocks of companies of any size, but will normally focus on large- and, to a lesser extent, medium-sized companies. Valuation factors often influence the fund's allocation among large-, mid-, or small-cap companies.

PRINCIPAL RISK FACTORS

The International Stock Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. The principal risks of investing in the International Stock Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as country allocation and individual selection of stocks) could fail to achieve the desired results (investment style or management risk)
  - multi-national corporations are vulnerable to currency exchange and/or political risks
  - funds that invest overseas generally carry more risks than funds that invest strictly in U.S. assets (foreign risk)
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - have long-term investment goals (ten years or more)
  - want potential growth over time
  - are willing to take more risk in the short-term for potentially higher gains in the long-term
  - want a portfolio comprised primarily of the securities of foreign issuers, including multi-national companies

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - are investing for the short-term or need current income
  - are not willing to take any risks that you may lose money on your investment
  - want absolute stability of your investment principal
  - want to invest in a particular sector or in particular industries, countries, or regions

                     ADDITIONAL EXPLANATION OF RISK FACTORS
   --------------------------------------------------------------------------

                                   IMPORTANT

The following risk factors were referred to above in the "Principal Risk Factors" sections of one or more of the portfolios.

MARKET RISK
Market risk is the risk that the market value of a security may move down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. You can lose money by investing in the fund, especially if you sell your shares during a period of market volatility. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A security's market value may fluctuate in response to events affecting an issuer's profitability or viability. MARKET RISK IS COMMON TO ALL STOCKS AND BONDS AND THE MUTUAL FUNDS THAT INVEST IN THEM AND APPLIES TO ALL OF THE PORTFOLIOS.

The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. To the extent a portfolio invests in securities with longer maturities, that portfolio will be subject to greater market risk than a fund investing solely in shorter-term securities. Likewise, Market risk is often greater among certain types of debt securities, such as zero-coupon bonds (bonds which do not have a cash-paying coupon) or pay-in-kind securities (bonds which pay investors with additional bonds rather than cash). As interest rates change, these securities often fluctuate more in price than traditional debt securities and therefore may subject the portfolio to greater market risk than a fund that does not own these types of securities.

Lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, may have more price volatility and may decline more in response to negative issuer or general economic news than higher-grade securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the portfolio's outstanding commitments for these securities, the greater the portfolio's exposure to market price fluctuation.

INVESTMENT STYLE OR MANAGEMENT RISK
Investment style or management risk is the risk that SM&R's investment strategy may not produce the intended results or that securities that fit SM&R's investment style do worse than securities that fit other investment manager's investment styles. This risk also involves the possibility that SM&R will fail to execute an investment strategy effectively. INVESTMENT STYLE OR MANAGEMENT RISK IS COMMON TO ALL MUTUAL FUNDS AND APPLIES TO ALL OF THE PORTFOLIOS.

INTEREST RATE RISK
Interest rate risk is the risk that if the general level of interest rates rises subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rate securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. As the maturity increases, the price discount is being amortized over an increasing number of years. Therefore, in order for the discount to produce say an extra 1 percent per year, it must be progressively larger in dollar amounts as maturity increases. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences. INTEREST RATE RISK AFFECTS ALL OF THE PORTFOLIOS, BUT MAY HAVE LESS EFFECT ON THE MONEY MARKET PORTFOLIO.

CREDIT RISK
Credit risk is the risk that the issuer of a debt security, or a party to a contract, will default or otherwise not honor a financial obligation. Such default could include, for example, a failure to make timely payments of principal or interest. CREDIT RISK APPLIES TO SOME DEGREE TO ALL OF THE PORTFOLIOS, BUT MAY HAVE A GREATER IMPACT ON THE GOVERNMENT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, THE BALANCED PORTFOLIO, AND THE HIGH YIELD BOND PORTFOLIO.

The credit quality of "noninvestment" or "less than investment" grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. A portfolio may incur higher expenditures to protect the portfolio's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as

                     ADDITIONAL EXPLANATION OF RISK FACTORS
   --------------------------------------------------------------------------
reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

                         UNDERSTANDING QUALITY RATINGS

Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investor's Service, Inc. are considered "investment-grade", while securities with lower ratings are regarded as "non-investment-grade", or "junk bonds". A detailed explanation of these ratings can be found in the Appendix to this prospectus.

LIQUIDITY RISK
Liquidity relates to the availability of a market in which a security can be sold at or near its true value. Liquidity risk is the risk that certain securities or other investments may be difficult or impossible to sell at the time the portfolio would like to sell them or at the price the portfolio values them. The portfolio may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on portfolio management or performance. The markets for high yield securities may be more limited than markets for higher quality issues. The effect of adverse publicity and investor perceptions may be more pronounced for securities for which no market exists. Additionally, prices may decline sharply in reaction to significant sales, adverse economic conditions, changes in expectation regarding an individual issuer, or interest rate increases, thus increasing the liquidity risk of these securities. LIQUIDITY RISK APPLIES ONLY TO THE BALANCED PORTFOLIO, THE MONEY MARKET PORTFOLIO, THE SMALL-CAP/MID-CAP PORTFOLIO, AND THE HIGH YIELD BOND PORTFOLIO.

GROWTH STOCK RISK
Growth stock risk reflects the risk that, generally, stocks with growth characteristics can have relatively high price swings as a result of the high valuations they carry. GROWTH STOCK RISK APPLIES PRIMARILY TO THE GROWTH PORTFOLIO, THE SMALL-CAP/MID-CAP PORTFOLIO, THE INTERNATIONAL STOCK PORTFOLIO, AND TO A LESSER EXTENT THE EQUITY INCOME PORTFOLIO.

CALL RISK
Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. CALL RISK APPLIES PRIMARILY TO THE GOVERNMENT BOND PORTFOLIO AND, TO A LESSER EXTENT, TO THE BALANCED PORTFOLIO AND TO THE HIGH YIELD BOND PORTFOLIO.

EXTENSION RISK
Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding obligation by reducing the actual or expected number of prepayments, thereby reducing the obligation's value. EXTENSION RISK APPLIES PRIMARILY TO THE GOVERNMENT BOND PORTFOLIO AND, TO A LESSER EXTENT, TO THE BALANCED PORTFOLIO AND TO THE HIGH YIELD BOND PORTFOLIO.

INCOME RISK
Income risk is the risk that you may not make as much income from your investment as you need. The income you receive from a portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from a portfolio will ordinarily drop as well. INCOME RISK APPLIES PRIMARILY TO THE GOVERNMENT BOND PORTFOLIO AND THE HIGH YIELD BOND PORTFOLIO, BUT ALSO APPLIES TO A LESSER DEGREE TO THE EQUITY INCOME PORTFOLIO AND THE BALANCED PORTFOLIO.

FOREIGN RISK
Foreign risk is the risk that the value of securities of foreign companies could be affected by factors not present in the U.S. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or

                     ADDITIONAL EXPLANATION OF RISK FACTORS
   --------------------------------------------------------------------------
diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the portfolio may experience settlement difficulties or delays not usually encountered in the U.S.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

In addition to the increased risks of investing in foreign issuers, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

The introduction on January 1, 1999 of a single currency, the euro, by the participating nations in the European Economic and Monetary Union may present unique uncertainties for securities denominated in (or whose value is linked to) currencies that have become components of the euro. Foreign risk applies primarily to the International Stock Portfolio, but also applies to a lesser extent to the High Yield Bond Portfolio.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure, capitalization, and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Portfolio securities may be listed on foreign exchanges that are open on days when the portfolios do not compute share prices. As a result, a portfolio's net asset value may be significantly affected by trading on days when shareholders cannot make transactions.

OTHER RISKS
In addition to the risk factors discussed above, investors should keep in mind that all investments in U.S. Government Obligations are not backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds management.

PLEASE REMEMBER THAT PORTFOLIO SHARES ARE:
- NOT GUARANTEED TO ACHIEVE THEIR INVESTMENT GOAL
- NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC, A BANK OR ANY GOVERNMENT
  AGENCY
- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL
  INVESTMENT

                                  PERFORMANCE
   --------------------------------------------------------------------------

PERFORMANCE

The bar charts and performance tables shown below provide some indication of the risks of investing in the portfolios and the variability of returns by:
- showing each portfolio's performance for each full calendar year since its inception, and
- showing how each portfolio's average annual returns for certain periods compare to those of both a broad-based securities market index and an index of funds with similar investment objectives.

The returns shown are net of expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life insurance product through which you invest. If the additional fees and expenses that are deducted in connection with the variable annuity and variable life insurance contracts were included, the performance shown would be lower.

                     A PORTFOLIO'S PAST PERFORMANCE IS NOT
                    NECESSARILY AN INDICATION OF HOW IT WILL
                             PERFORM IN THE FUTURE.

GROWTH PORTFOLIO
YEAR-BY-YEAR TOTAL RETURN (%)



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   (2.82)%
1993     7.10%
1994     6.91%
1995    28.50%
1996    17.98%
1997    20.72%
1998    18.62%
1999    14.99%
2000   (2.82)%
2001  (16.12)%




                                           QUARTER ENDED   TOTAL RETURN
Best Quarter:                              Dec. 31, 1998         17.05%
Worst Quarter:                            Sept. 30, 2001        (15.88)%



The next table lists the Growth Portfolio's average annual total returns for the past one, five and ten calendar years. The table also contains the average total returns for such same periods of the S&P 500-Registered Trademark- and the Lipper Large-Cap Core Fund Index.


The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices which does not take into consideration the deduction of fees commonly charged by mutual fund companies. Standard & Poor's, S&P, and S&P 500-Registered Trademark-are registered trademarks of Standard & Poor's Corporation.


The Lipper Large-Cap Core Fund Index is a widely recognized performance index of funds which invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Large-Cap core funds have more latitude in the companies in which they invest.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/01)



                                       PAST      PAST      PAST
                                     ONE YEAR  5 YEARS   10 YEARS
Growth Portfolio                     (16.12)%   6.07%      8.51%
S&P 500-Registered Trademark-        (11.87)%   10.70%    12.93%
Lipper Large-Cap Core Fund Index     (12.83)%   10.62%    11.85%

                                  PERFORMANCE
   --------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO
YEAR-BY-YEAR TOTAL RETURN (%)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   (3.05)%
1993    10.97%
1994     1.35%
1995    27.19%
1996    17.69%
1997    22.41%
1998    15.85%
1999    17.09%
2000    12.00%
2001  (11.79)%




                                           QUARTER ENDED   TOTAL RETURN
Best Quarter:                              Dec. 31, 1998         15.79%
Worst Quarter:                            Sept. 30, 2001        (10.87)%



The next table lists the Equity Income Portfolio's average annual total returns over the past one, five and ten calendar years. The table also contains the average total returns for such same periods of the S&P 500-Registered Trademark-and the Lipper Equity Income Fund Fund Index.

The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.
The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/01)



                                       PAST      PAST      PAST
                                     ONE YEAR  5 YEARS   10 YEARS
Equity Income Portfolio              (11.79)%   10.41%    10.35%
S&P 500-Registered Trademark-        (11.87)%   10.70%    12.93%
Lipper Equity Income Fund Index      (5.20)%    8.57%     11.18%


BALANCED PORTFOLIO
YEAR-BY-YEAR TOTAL RETURN (%)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  (1.77)%
1993    4.58%
1994    0.15%
1995   22.80%
1996   12.23%
1997   18.80%
1998   16.58%
1999    8.00%
2000    4.13%
2001  (4.55)%




                                           QUARTER ENDED   TOTAL RETURN
Best Quarter:                              Dec. 31, 1991         10.69%
Worst Quarter:                             Sept 30, 2001         (5.60)%



The next table lists the Balanced Portfolio's average annual total returns over the past one, five and ten calendar years. The table also contains the average total returns for such same periods of the S&P 500-Registered Trademark-, Lehman Brothers Intermediate Government/Credit TR Index and the Lipper Balanced Fund Index.

The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

The Lehman Brothers Intermediate Government/ Credit TR Index is an unmanaged index generally representative of the performance of the bond market as a whole.

The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond balance typically ranges around 60%/40%.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/01)



                                       PAST      PAST      PAST
                                     ONE YEAR  5 YEARS   10 YEARS
Balanced Portfolio                   (4.55)%    8.25%      7.74%
S&P 500-Registered Trademark-        (11.87)%   10.70%    12.93%
Lehman Brothers Intermediate
Government/Credit TR Index            8.99%     7.22%      6.82%
Lipper Balanced Fund Index           (3.24)%    8.37%      9.54%

                                  PERFORMANCE
   --------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
YEAR-BY-YEAR TOTAL RETURN (%)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  2.21%
1993  2.13%
1994  3.36%
1995  5.11%
1996  4.61%
1997  4.78%
1998  4.65%
1999  4.26%
2000  5.51%
2001  3.07%




                                           QUARTER ENDED   TOTAL RETURN
Best Quarter:                              Dec. 31, 2000          1.43%
Worst Quarter:                             Dec. 31, 2001          0.33%



The next table lists the Money Market Portfolio's average annual total returns and yield over the past one, five and ten calendar years.


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/01)



                                  PAST      PAST      PAST     7-DAY
                                ONE YEAR  5 YEARS   10 YEARS   YIELD
Money Market Portfolio           3.07%     4.45%      3.96%    0.88%


GOVERNMENT BOND PORTFOLIO, SMALL-CAP/MID-CAP PORTFOLIO, HIGH YIELD BOND PORTFOLIO, INTERNATIONAL STOCK PORTFOLIO

The Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio and International Stock Portfolio commenced operation on May 1, 2000.



For more information about all of the portfolios in this fund (excluding the Money Market Portfolio), refer to the back of this prospectus for the "Managers' Letter to Shareholders" for Fiscal Year 2001 activity.



GOVERNMENT BOND PORTFOLIO
TOTAL RETURN (%)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  7.33%


                                           QUARTER ENDED   TOTAL RETURN
Best Quarter:                              Mar. 31, 2001          3.85%
Worst Quarter:                             Dec. 31, 2001         (0.37)%



The next table lists the Government Bond Portfolio's average annual total returns over the past year and since inception (5/1/00), and the returns of the Lehman Brothers Intermediate Government/Credit TR Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Government Bond Portfolio.



Lehman Brothers Intermediate Government/Credit TR Index is an unmanaged index generally representative of the performance of the bond market as a whole.



The Lipper General U.S. Government Fund Index is a widely recognized, equally-weighted performance index (adjusted for capital gains and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing at least 65% of fund assets in U.S. Government and Agency issues.



AVERAGE ANNUAL TOTAL RETURNS
(for the period ending 12/31/01)



                                                       DATE
                                                    OPERATIONS
                                            PAST    COMMENCED
                                          ONE YEAR    5/1/00
Government Bond Portfolio                  7.33%      9.42%
Lehman Brothers Intermediate Government/
Credit TR Index                            8.99%      10.55%
Lipper General U.S. Government Fund
Index                                      6.67%      9.80%

                                  PERFORMANCE
   --------------------------------------------------------------------------


SMALL-CAP/MID-CAP PORTFOLIO
TOTAL RETURN (%)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  (54.55)%


                                           QUARTER ENDED   TOTAL RETURN
Best Quarter:                              Jun. 30, 2001         21.88%
Worst Quarter:                             Mar. 31, 2001        (51.52)%



The next table lists the Small-Cap/Mid-Cap Portfolio's average annual total returns over the past year and since inception (5/1/00). The table also contains the average annual total returns for such same periods of the NASDAQ and the Lipper Small-Cap Growth Fund Index.



NASDAQ is a market capitalization weighted index that tracks the prices of all stocks traded on the NASDAQ stock market. NASDAQ specializes in emerging companies and is especially laden with technology and telecommunications firms.



The Lipper Small-Cap Growth Fund Index is a widely recognized, equally-weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing at least 75% of equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/01)



                                                        DATE
                                                     OPERATIONS
                                            PAST     COMMENCED
                                          ONE YEAR     5/1/00
Small-Cap/Mid-Cap Portfolio               (54.55)%    (51.37)%
NASDAQ                                    (21.05)%    (39.94)%
Lipper Small-Cap Growth Fund Index        (12.74)%    (20.68)%



HIGH YIELD BOND PORTFOLIO
TOTAL RETURN (%)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  0.51%


                                           QUARTER ENDED   TOTAL RETURN
Best Quarter:                              Dec. 31, 2001          4.89%
Worst Quarter:                            Sept. 30, 2001         (7.11)%



The next table lists the High Yield Bond Portfolio's average annual total returns over the past year and since inception (5/1/00), and the returns of the Merrill Lynch BB High Yield TR Index and the Lipper High Yield Bond Fund Index.



The Merrill Lynch BB High Yield Index is an unmanaged index generally representative of the performance of the domestic high-yield bond market.



The Lipper High Yield Bond Fund Index is a widely recognized, equally-weighted performance index (adjusted for capital gains and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing in relatively high yielding fixed income securities, with little or no quality or maturity restrictions.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/01)



                                                       DATE
                                                    OPERATIONS
                                            PAST    COMMENCED
                                          ONE YEAR    5/1/00
High Yield Bond Portfolio                  0.51%      0.91%
Merrill Lynch BB High Yield TR             11.06%     8.46%
Lipper High Yield Bond Fund Index         (1.04)%    (5.41)%

                                  PERFORMANCE
   --------------------------------------------------------------------------


INTERNATIONAL STOCK PORTFOLIO
TOTAL RETURN (%)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  (23.11)%


                                           QUARTER ENDED   TOTAL RETURN
Best Quarter:                              Dec. 31, 2001          5.86%
Worst Quarter:                            Sept. 30, 2001        (15.79)%



The next table lists the International Stock Portfolio's average annual total returns over the past year and since inception (5/1/00). The table also contains the average annual total returns for such same periods of the Morgan Stanley Capital International-Europe Australia and Far East Index (MSCI EAFE TR) and the Lipper International Fund Index.



The MSCI EAFE TR Index measures the performance of the leading stocks in 20 developed countries outside of North America. MSCI EAFE is primarily a large cap index, with 65% of its stocks falling into this category.



The Lipper International Fund Index is a widely recognized, equally-weighted performance index (adjusted for capital gains and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing in securities with primary trading markets outside of the United States.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/01)



                                                        DATE
                                                     OPERATIONS
                                            PAST     COMMENCED
                                          ONE YEAR     5/1/00
International Stock Portfolio             (23.11)%    (24.98)%
MSCI EAFE TR                              (21.21)%    (20.73)%
Lipper International Fund Index           (19.33)%    (20.35)%

                                    GENERAL
   --------------------------------------------------------------------------

American National Investment Accounts, Inc. ("we" or the "Fund") consists of eight separate portfolios (each a "portfolio" and collectively, the "portfolios"). Securities Management and Research, Inc. ("SM&R") is the Fund's investment advisor and manages each of the portfolios.

These portfolios are used solely as investment options for variable annuity and variable life insurance contracts offered by American National Insurance Company ("American National"). THIS MEANS THAT YOU CANNOT PURCHASE SHARES OF THESE PORTFOLIOS DIRECTLY, AND CAN ONLY DO SO THROUGH AMERICAN NATIONAL VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS. The portfolios may sell their shares to other insurance companies or for other purposes, such as tax qualified retirement plans.

These portfolios are entirely separate from other mutual funds in the SM&R complex of funds, even when they have the same investment objectives and principal investment strategies. The investment performance of these portfolios will differ from the performance of such other mutual funds because of differences in size, securities held, and administrative and insurance costs associated with separate accounts in variable annuity and variable life insurance contracts.

 A NOTE ABOUT FEES AND EXPENSES
 AS AN INDIRECT INVESTOR IN THE PORTFOLIOS, YOU WILL INCUR VARIOUS OPERATING COSTS, INCLUDING MANAGEMENT, ADVISORY, AND ADMINISTRATIVE EXPENSES. YOU WILL ALSO INCUR FEES ASSOCIATED WITH THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT THROUGH WHICH YOU INVEST. ALTHOUGH THE PORTFOLIOS DO NOT IMPOSE A SALES CHARGE UPON THE PURCHASE OR REDEMPTION OF THEIR SHARES, EACH SEPARATE ACCOUNT TO WHICH THE PORTFOLIOS OFFER THEIR SHARES MAY IMPOSE A SALES OR REDEMPTION CHARGE. DETAILED INFORMATION ABOUT THE COST OF INVESTING IN EACH OF THESE PORTFOLIOS IS PRESENTED IN THE "FEE TABLE" SECTION OF THE ACCOMPANYING PROSPECTUS FOR THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT THROUGH WHICH PORTFOLIO SHARES ARE OFFERED.

18
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                       INVESTMENT OBJECTIVES AND POLICIES
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Each portfolio pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH PORTFOLIO AND THE PRINCIPAL TYPES OF SECURITIES EACH PORTFOLIO PLANS TO PURCHASE ARE DESCRIBED BELOW. MORE INVESTMENT INFORMATION CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, INCLUDING A DESCRIPTION OF FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED ONLY WITH SHAREHOLDER APPROVAL. The policies and techniques discussed below are not fundamental and may be changed by the Board of Directors without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The portfolio adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Changes in a portfolio's holdings, a portfolio's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

- SM&R HAS CONSIDERABLE LEEWAY IN CHOOSING INVESTMENT STRATEGIES AND SELECTING SECURITIES IT BELIEVES WILL HELP THE PORTFOLIOS ACHIEVE THEIR OBJECTIVES.

Because of the market risks inherent in any investment, the portfolios may not achieve their investment objectives. In addition, effective management of each portfolio is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each portfolio's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each portfolio has a different investment objective, each will have different investment results and incur different market, financial, and other risks.


During unfavorable market conditions, each portfolio may, but is not required to, make temporary investments that are not consistent with a portfolio's investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds or money market instruments, and where permitted by the individual portfolio discussions that follow, investing in derivatives or other instruments. If a portfolio takes such defensive measures, or if a portfolio departs from its investment policies in other limited appropriate circumstances, it may not achieve its investment objectives.


A portfolio may trade actively and frequently to achieve its investment objective. A high turnover rate may increase transaction costs, affecting the portfolio's performance over time. A high turnover rate may also result in higher capital gains distributions, increasing your tax liability.

                                GROWTH PORTFOLIO


The Growth Portfolio considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Portfolio adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Portfolio invests at least 80% of its total assets in common stocks.


The Growth Portfolio invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. SM&R places an emphasis on companies with growth potential. The Growth Portfolio does not employ exotic investment strategies, such as using options and futures.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive our stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in never having less than half or more than double the market weighting in any one sector. The Growth Portfolio limits cash to 15% of its assets unless circumstances dictate otherwise.


Because of the Growth Portfolio's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Portfolio's portfolio while other sectors of the market will have


                                                                              19
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                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------


lower representation. For example, the Growth Portfolio generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, SM&R may also overweight other sectors of the market providing above average growth prospects, like healthcare.



Conversely, SM&R generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities and basic materials.


As a result of such strategic overweighting and underweighting, the Growth Portfolio's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

The Growth Portfolio may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. The Growth Portfolio may (but is not required to) take temporary defensive positions inconsistent with the Portfolio's principal investment strategies in response to adverse market, economic, political or other conditions. For example, the Growth Portfolio may, on a temporary basis, invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements. If the portfolio takes such defensive measures, the portfolio may not achieve its investment objective.

                            EQUITY INCOME PORTFOLIO

The Equity Income Portfolio considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. SM&R adjusts this composition of portfolio investments from time to time to best accomplish the Equity Income Portfolio's investment objectives under current conditions. In pursuit of the Equity Income Portfolio's objectives, SM&R will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Portfolio will invest at least 75% of its assets in equity securities rather than debt securities.


SM&R views common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.



SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive our stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of


20
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                       INVESTMENT OBJECTIVES AND POLICIES
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industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in having less than half or more than double the market weighting in any one sector only where circumstances clearly dictate. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.


Certain sectors of the market will have greater weight in the Equity Income Portfolio's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Portfolio generally overweights the finance sector in its portfolio relative to that sector's market weight. This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, SM&R may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

Conversely, SM&R generally underrepresents certain sectors of the market tending to have below average dividend yields, such as technology. As a result of such strategic overweighting and underweighting, the Equity Income Portfolio's performance may differ substantially from broad market indexes like the S&P 500.

Corporate debt obligations purchased by the Equity Income Portfolio will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

                               BALANCED PORTFOLIO

The Balanced Portfolio uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of U.S. government and high-grade corporate bonds, bonds convertible into the common stock of the issuing corporations, collateralized mortgage obligations, mortgage-backed securities, cash, and money market instruments. SM&R changes the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.


The Balanced Portfolio's goal is to seek to conserve principal, produce current income, and achieve long-term capital appreciation through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.



SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive its stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in having less than half or more than double the market weighting in any one sector only where circumstances clearly dictate. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.


The Balanced Portfolio will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Portfolio may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Portfolio's objectives. The Balanced Portfolio invests at least 25% of assets in investment grade fixed income securities.

                                                                              21
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                       INVESTMENT OBJECTIVES AND POLICIES
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The Balanced Portfolio will invest in fixed-income securities and equity securities as described above. However, the Balanced Portfolio will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on SM&R's appraisal of market and economic conditions. SM&R believes that a portfolio that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Portfolio's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Portfolio's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in the general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Portfolio determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occurs coincidentally with accelerating growth and profitability of the companies.

                             MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the Board of Directors. The Money Market Portfolio may invest in the following types of high quality debt obligations:

  1. U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, or instrumentalities. U.S. Government Obligations include U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.
  2. CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Portfolio will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.
  3. BANKER'S ACCEPTANCES. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.
  4. COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.
  5. BONDS AND NOTES. The Money Market Portfolio may invest in corporate bonds or notes with a remaining maturity of one year or less.
  6. COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations or "CMOs" are

22
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                       INVESTMENT OBJECTIVES AND POLICIES
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      debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Portfolio does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Portfolio limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Portfolio. As used in this Prospectus, "Eligible Securities" means securities that are:
    (a) rated in one of the two highest short-term rating categories, or
    (b) whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite nationally recognized statistical rating organizations ("NRSROs"). Currently, five organizations are NRSROs: Moody's, S&P, Fitch Investors Service, Inc., Duff and Phelps, Inc., and Thomson BankWatch, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Portfolio generally limits its investments in securities, as follows:

  - It will not invest in securities issued by any one issuer, other than the U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.
  - It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.
  - It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.

(See "Investment Techniques and Policies" in the Statement of Additional Information for a more detailed explanation of the investment categories.) The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months). Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Portfolio's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Portfolio may be expected to be less than for any other portfolio. By limiting its investments to Eligible Securities, the Money Market Portfolio may not achieve as high a level of current income as a fund investing in lower-rated securities.

                           GOVERNMENT BOND PORTFOLIO


The Government Bond Portfolio seeks to achieve its objective through investment of 80% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which include, but are not limited to, U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.


U.S. GOVERNMENT OBLIGATIONS -- There are two broad categories of U.S. Government
  Obligations:
    (1) direct obligations of the U.S. Treasury, and
    (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Government National Mortgage Association Certificates); others, by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

MORTGAGE-BACKED SECURITIES -- SM&R anticipates that a portion of the Government
  Bond Portfolio's portfolio will consist of mortgage-backed securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities. These securities represent part ownership of pools of mortgage loans secured by real property, such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"),

                                                                              23
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                       INVESTMENT OBJECTIVES AND POLICIES
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  and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").
  Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U. S. Government and guaranteed by U. S. Government agencies such as GNMA, FNMA, or FHLMC. Such certificates, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified dates. With pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate and provide for monthly payments of interest and principal. GNMA, a federal agency, issues pass-through certificates that are guaranteed as to timely payment of principal and interest. FNMA, a federally chartered and privately owned corporation, issues mortgage pass-through securities and guarantees them as to timely payment of principal and interest. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. FNMA and FHLMC are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U. S. Treasury to meet their obligations. Those mentioned are but a few of the mortgage-backed securities currently available that SM&R currently anticipates purchasing for the Government Bond Portfolio. The Government Bond Portfolio will not purchase interest-only or principal-only mortgage-backed securities.

  The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The average mortgage in a pool may be expected to be repaid within about twelve (12) years. If mortgage interest rates decrease, the value of the Government Bond Portfolio's securities will generally increase. However, SM&R anticipates that the average life of the mortgages in the pool will decrease as borrowers refinance and prepay mortgages to take advantage of lower interest rates. The Government Bond Portfolio invests the proceeds from such prepayments at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the portfolio's securities generally will decrease while it is anticipated that borrowers will not refinance and, therefore, the average life of the mortgages in the pool will be longer. In addition, if the Government Bond Portfolio purchases such a security at a premium, a prepayment rate faster than expected will reduce yield to maturity, while a prepayment rate slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Government Bond Portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS -- The Government Bond Portfolio may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U. S. Government securities. Collateralized obligations in which the Government Bond Portfolio may invest are issued or guaranteed by a U. S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

  A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with

24
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  greater control over the characteristics of the investment in a changing interest rate environment. A more complete description of CMOs is contained in the Statement of Additional Information.

  The Government Bond Portfolio may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

  The Government Bond Portfolio may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U. S. government or one of its agencies or instrumentalities. In addition, the portfolio may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

ZERO COUPON BONDS -- The Government Bond Portfolio may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Portfolio will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Its value as an investment consists of the difference between its face value at the time of maturity and the price for which it was acquired which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio's distribution obligations.

                          SMALL-CAP/MID-CAP PORTFOLIO


The Small-Cap/Mid-Cap Portfolio considers its portfolio investments and the composition of its total portfolio from the viewpoint of providing long-term capital growth by investments primarily in stocks of small to medium-sized companies. SM&R adjusts this composition from time to time in light of economic conditions. Under normal conditions, the Small-Cap/ Mid-Cap Portfolio invests at least 80% of its total assets in stocks and equity related securities of small to medium companies ($30 billion or less in market capitalization). SM&R may also, from time to time, purchase companies with a market capitalization above $30 billion. Stock selection may reflect either a growth or value investment approach.


When choosing stocks, SM&R generally looks for the following characteristics:
  - capable management
  - attractive business niches
  - pricing flexibility
  - sound financial and accounting practices
  - a demonstrated ability to grow revenues, earnings, and cash flow consistently
  - the potential for some catalyst (such as increased investor attention, asset sales, or a change in management) to cause the stock's price to rise

In seeking to meet the portfolio's investment objective, SM&R may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the portfolio's investment program. The following pages describe various types of portfolio securities and investment management practices of the portfolio.

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The portfolio invests primarily in common stocks and may, to a lesser degree, purchase other types of securities described below.

COMMON AND PREFERRED STOCKS
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

While most preferred stocks pay a dividend, the portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

CONVERTIBLE SECURITIES AND WARRANTS
SM&R may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

FIXED INCOME SECURITIES
From time to time, the portfolio may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

HIGH-YIELD, HIGH-RISK INVESTING
The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. SM&R may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. SM&R will not purchase this type of security if immediately after such purchase the portfolio would have more than 10% of its total assets invested in such securities. The investments in convertible securities are not subject to this limit.

HYBRID INSTRUMENTS
These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

- HYBRIDS CAN HAVE VOLATILE PRICES AND LIMITED LIQUIDITY, AND THEIR USE BY THE PORTFOLIO MAY NOT BE SUCCESSFUL.

SM&R may invest up to 10% of the portfolio's total assets in hybrid instruments.

PRIVATE PLACEMENTS
These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A under the Securities Act of 1933, others may be illiquid, and their sale may involve substantial delays and additional costs. SM&R may invest up to 15% of the portfolio's net assets in illiquid securities.

TYPES OF INVESTMENT MANAGEMENT PRACTICES

RESERVE POSITION
The portfolio will hold a certain portion of its assets in cash. Such cash will primarily be invested in money

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market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, the portfolio may invest without limitation in money market reserves. The effect of taking such a position is that the portfolio may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

LENDING OF PORTFOLIO SECURITIES
Like other mutual funds, the portfolio may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the portfolio could experience delays in recovering its securities and possible capital losses.

                           HIGH YIELD BOND PORTFOLIO


Under normal market conditions, SM&R seeks to achieve the High Yield Bond Portfolio's investment objectives by investing at least 80% of its assets in a diversified portfolio of medium- and lower-grade domestic corporate debt securities. SM&R also may invest up to 20% of the portfolio's total assets in debt securities of similar quality issued by foreign governments and foreign corporations. Under normal market conditions, SM&R invests primarily in securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or comparably rated short-term securities and unrated securities determined by SM&R to be of comparable quality at the time of purchase. With respect to such investments, the portfolio has not established any limit on the percentage of its total assets which may be invested in securities in any one rating category. Securities rated BB or lower by S&P or rated Ba or lower by Moody's or comparably rated short-term securities and unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Securities" below.


SM&R invests in a broad range of debt securities represented by various companies and industries and traded in various markets. SM&R buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. The higher yields for current income and the potential for capital appreciation sought by the portfolio are generally obtainable from securities in the medium- and lower-credit quality range. Such securities tend to offer higher yields than higher-grade securities with the same maturities because the historical conditions of the issuers of such securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructurings such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring. Such securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized however, that ratings are general and are not absolute standards of quality.

SM&R seeks to minimize the risks involved in investing in medium- and lower-grade securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, SM&R evaluates the issuers of such securities based on a number of factors, including but not limited to the issuer's financial resources, its sensitivity to changing economic conditions and trends, its revenues or earnings potential, its operating history, its current borrowing requirements and debt maturities, the quality of its management, regulatory matters and its potential for capital appreciation. SM&R may consider the ratings from S&P and Moody's in evaluating securities but it does not rely primarily on such ratings. SM&R continuously monitors the issuers of debt securities held by the portfolio.

SM&R may invest in preferred stocks, convertible securities, zero coupon securities and payment-in-kind securities. SM&R also may invest up to 5% of the

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portfolio's assets in warrants and common stocks. For more information on these types of investments, see "Investment Techniques and Policies" in the Statement of Additional Information.

                        RISKS OF INVESTING IN MEDIUM- OR
                             LOWER-GRADE SECURITIES

Securities which are in the medium- or lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities. However, such medium- or lower-grade securities also generally involve materially greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS OF OWNING SHARES OF A PORTFOLIO WHICH INVESTS IN MEDIUM- OR LOWER-GRADE SECURITIES BEFORE INVESTING IN THE HIGH YIELD BOND PORTFOLIO.

Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- or lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event an issuer of securities held by the portfolio experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the portfolio's investment relate. Further, the portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the portfolio may be unable to obtain full recovery on such amounts.

A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- or lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- or lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in materially increased volatility in the market price of the medium- or lower-grade securities in the portfolio and thus in the net asset value of the portfolio. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- or lower-grade securities.

SM&R, the portfolio's investment advisor, is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in the High Yield Bond Portfolio's portfolio, the ability of SM&R to value the portfolio's securities becomes more difficult and SM&R's judgment may play a greater role in the valuation of the portfolio's securities due to the reduced availability of reliable objective data.

SM&R may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. SM&R will weigh these concerns against the expected total returns from such instruments.

The portfolio's investments in lower-grade securities may include securities rated D by S&P or C by Moody's (the lowest-grade assigned) and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the

28
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company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. SM&R will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be totally eliminated.

Many medium- and lower-grade debt securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the High Yield Bond Portfolio's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the portfolio and may also limit the ability of the portfolio to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the portfolio owns or may acquire illiquid or restricted medium- or lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The portfolio will rely on SM&R's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain medium- or lower-grade issuers may be less extensive than other issuers. In its analysis, SM&R may consider the credit ratings of S&P and Moody's in evaluating securities although SM&R does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the portfolio to dispose of a security. SM&R continuously monitors the issuers of securities held in the portfolio. Additionally, since most foreign debt securities are not rated, the portfolio will invest in such securities based on SM&R's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in medium- or lower-grade securities and foreign debt securities, achievement of the portfolio's investment objectives may be more dependent upon SM&R's credit analysis than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- or lower-grade securities. SM&R is unable at this time to predict what effect, if any, legislation may have on the market for medium- or lower-grade securities.

Special tax considerations are associated with investing in certain medium- or lower-grade securities, such as zero coupon or pay-in-kind securities. The portfolio accrues income on these securities prior to the receipt of cash payments. The portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

The percentages of the portfolio's assets invested in securities of various grades may vary from time to time.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS


SM&R may invest up to 20% of the portfolio's total assets in debt securities of similar quality as the securities described above issued by foreign governments and foreign corporations. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers.


Since the portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the

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portfolio and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the portfolio's assets denominated in that currency and the portfolio's yield on such assets. In addition, the portfolio will incur costs in connection with conversions between various currencies.

THE RISKS OF FOREIGN INVESTMENTS SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR PLANNING TO INVEST IN THE HIGH YIELD BOND PORTFOLIO.

                             STRATEGIC TRANSACTIONS

SM&R may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although SM&R seeks to use the practices to further the portfolio's investment objective, no assurance can be given that these practices will achieve this result.

SM&R may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures when SM&R determines that such activities are consistent with the portfolio's investment objectives. Collectively, all of the above are referred to as "Strategic Transactions."

SM&R generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the High Yield Bond Portfolio's portfolio, protect the portfolio's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the portfolio, protect against changes in currency exchange rates, manage the effective maturity or duration of the portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. SM&R may sell options on securities the portfolio owns or has the right to acquire without additional payments in an amount up to 25% of the portfolio's total assets for non-hedging purposes.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on SM&R's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require SM&R to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the portfolio can realize on an investment, or may cause the portfolio to hold a security that it might otherwise sell. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the portfolio to deliver or receive a specified currency. Additionally, amounts paid by the portfolio as premium and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the portfolio for investment purposes.

Further information about investment practices that may be used by SM&R and the risk of such practices is contained in the Statement of Additional Information.

                         INTERNATIONAL STOCK PORTFOLIO

In seeking to meet its investment objective, the International Stock Portfolio may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the International Stock Portfolio's investment objective. Under normal conditions, the International Stock Portfolio will invest at least 80% of the portfolio's assets in the equity securities of foreign companies, including multi-

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national companies. Such investment will be made primarily by purchasing
American Depository Receipts ("ADRs"), but, the International Stock Portfolio may, to a lesser degree, invest directly in U.S. dollar denominated equity securities of foreign companies.

SM&R identifies candidate investments that are believed to offer the best potential for growth at a reasonable price. SM&R's investment selection emphasizes the evaluation of individual investments more than the consideration of broader market and economic trends. In selecting securities, SM&R generally favors companies with one or more of the following characteristics: leading market position, attractive business niche, strong franchise or natural monopoly, technological leadership or proprietary advantages, seasoned management, earnings growth and cash flow sufficient to support growing dividends, and healthy balance sheet with relatively low debt.

AMERICAN DEPOSITORY RECEIPTS (ADRS). ADRs are U.S. Dollar denominated securities that represent ownership of a specified number of shares of a foreign security. ADRs are issued by domestic U.S. banks, and they are traded in the U.S. on national securities exchanges and over-the-counter. The banks act as custodians of the shares of the foreign stock and collect dividends on the stock, which are either reinvested or distributed by the bank to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, ADR investments do entail the foreign risks associated with international investing.

ADRs may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the ADRs.

ADRs reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the International Stock Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the International Stock Portfolio may purchase preferred stock where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

FIXED INCOME SECURITIES. The International Stock Portfolio may invest in any type of investment-grade security. It may invest up to 5% of its total assets in below investment-grade bonds, commonly referred to as "junk bonds." Such securities would be purchased in companies that meet the investment criteria for the International Stock Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. Junk bond prices can be much more volatile and have a greater risk of default than investment-grade bonds.

HYBRID INVESTMENTS. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero. HYBRIDS CAN

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HAVE VOLATILE PRICES AND LIMITED LIQUIDITY, AND THEIR USE BY THE INTERNATIONAL
STOCK PORTFOLIO MAY NOT BE SUCCESSFUL. The International Stock Portfolio may invest up to 10% of its total assets in hybrid instruments.

PRIVATE PLACEMENTS. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A of the Securities Act of 1933, others may be illiquid, and their sale may involve substantial delays and additional costs. The International Stock Portfolio has determined that it may invest up to 15% of its net assets in illiquid securities.

WEBS (World Equity Benchmark Shares) are designed to give U.S. investors exposure to specific international equity markets through a diversified portfolio of stocks for each foreign country selected. This type of security represents 17 country-specific series of securities that are listed and traded on the American Stock Exchange. WEBS represent an investment in an optimized portfolio of ordinary foreign shares that seeks to provide investment results that track the price and yield performance of a specific Morgan Stanley Capital International (MSCI) country index. This type of security is not considered to be a derivative security.

WEBS are subject to foreign currency risk since they do not hedge currencies. Additionally, because they are investments in international markets, investment returns may be more volatile than those of the U.S. Market. Furthermore, they involve normal foreign investment risks, such as market fluctuations, due to changes in the economic and political developments in the countries with which they are associated.

"World Equity Benchmark Shares" and "WEBS" are service marks of Morgan Stanley, Dean Witter & Co. "MSCI" and "MSCI Indices" are service marks of Morgan
Stanley & Co. Incorporated.

TYPES OF INVESTMENT MANAGEMENT PRACTICES

FUTURES, OPTIONS AND FORWARDS. SM&R may, but is not required to, use these types of Strategic Transactions to earn income, facilitate portfolio management and mitigate risk. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although SM&R seeks to use the practices to further the portfolio's investment objective, no assurance can be given that these practices will achieve this result.

Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The International Stock Portfolio may buy and sell futures and options contracts for any number of reasons, including; as a way to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and as protection of the value of portfolio securities. The portfolio may purchase, sell or write call and put options on securities, financial indices, and foreign currencies.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on SM&R's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require SM&R to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the portfolio can realize on an investment, or may cause the portfolio to hold a security that it might otherwise sell. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver of receive a specified currency. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the portfolio to deliver or receive a specified currency. Additionally, amounts paid by the portfolio as

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premium and cash or other assets held in margin accounts with respect to
Strategic Transactions are not otherwise available to the portfolio for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the portfolio's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

AS A MATTER OF POLICY. Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the International Stock Portfolio's net asset value. Options on securities: The total market value of securities against which the Portfolio writes call or put options may not exceed 25% of its total assets. No more than 5% of the Portfolio's total assets will be committed to premiums when purchasing call or put options.


TAX CONSEQUENCE OF HEDGING. Under applicable tax law, the portfolio may be required to limit its gains from hedging in futures and options. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the portfolio and could affect whether dividends paid by the portfolio are classified as capital gains or ordinary income.

                            SHAREHOLDER INFORMATION
   --------------------------------------------------------------------------

PRICING OF PORTFOLIO SHARES
GENERAL (HOW SHARES ARE PRICED). SM&R determines each portfolio's offering price once each business day. The offering price equals a portfolio's net asset value.

Each portfolio (other than the Money Market Portfolio) prices investments at their market value when market quotations are readily available. When these quotations are not readily available, portfolios price investments at their fair value, calculated in accordance with procedures adopted by the Fund's Board of Directors. Share prices will not be calculated on the days on which the New York Stock Exchange is closed for trading. For the International Stock Portfolio and the High Yield Bond Portfolio, to the extent that these portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when these portfolios do not price their shares, the net asset value of these portfolios' shares may change on days when you will not be able to purchase or redeem these portfolios' shares.

The Money Market Portfolio values its securities using the amortized cost method, which does not take into account unrealized capital gains or losses. The other portfolios may use the amortized cost method only for valuing debt securities having maturities of 60 days or less.

EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED).
 Calculation of net asset value is made once each business day at the close of the New York Stock Exchange (currently 3:00 p.m. Central Time). SM&R generally bases purchase and redemption orders for each portfolio on the portfolio's net asset value next computed after you submit a request in good order to American National, but only if American National sends us the required information on a timely basis. In unusual circumstances, any portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

PLEASE REFER TO YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE PRODUCT PROSPECTUS FOR INFORMATION ON HOW TO PURCHASE OR INVEST, AND ON HOW YOU CAN WITHDRAW MONEY AND OBTAIN OTHER BENEFITS FROM YOUR CONTRACT. THOSE PROSPECTUSES DESCRIBE CERTAIN LIMITS AND RESTRICTIONS AND ALL APPLICABLE FEES AND CHARGES, INCLUDING SALES CHARGES AND WITHDRAWAL (SURRENDER) CHARGES.

TAXES
The tax consequences of your investment depend upon the provisions of the variable annuity or variable life insurance contract through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company separate account that offers your variable annuity or variable life insurance contract.

It is expected that shares of the portfolios will be held by insurance company separate accounts under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gains distributions from a portfolio are not currently taxable to holders of variable annuity and variable life insurance contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

DIVIDENDS AND OTHER DISTRIBUTIONS
Each portfolio earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Dividend distributions are made annually and capital gain distributions are made at least annually. All distributions will be automatically reinvested in additional shares of the applicable portfolio.

                      THE PORTFOLIOS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------

INVESTMENT ADVISER

The Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the portfolios' investment adviser, the management of the portfolios' day-to-day business and affairs. In addition, SM&R invests the portfolios' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. SM&R's address is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

SM&R is a wholly-owned subsidiary of American National Insurance Company. SM&R was incorporated in 1964 and has managed mutual fund portfolios since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment portfolios.

The Fund pays SM&R an investment advisory fee, which is calculated separately for each portfolio, as compensation for its services. We deduct an investment advisory fee from the value of the shares each month. For the Growth Portfolio, the Equity Income Portfolio, the Balanced Portfolio, the Government Bond Portfolio and the Money Market Portfolio, we calculate the investment advisory fee at the annual rate of 0.50% of each portfolio's average daily net asset value. For the High Yield Bond Portfolio, we calculate the investment advisory fee at the annual rate of 0.55% of the portfolio's average daily net asset value. For the International Stock Portfolio, we calculate the investment advisory fee at the annual rate of 0.75% of the portfolio's average daily net asset value. For the Small-Cap/Mid-Cap Portfolio, we calculate the investment advisory fee at the annual rate of 1.25% of the portfolio's average daily net asset value.

ADMINISTRATIVE SERVICES
The Fund pays SM&R an administrative service fee for non-investment related management, executive, administrative, transfer agent, and operational services to the portfolios. Each portfolio is subject to an administrative service fee at the annual rate of 0.25% of the average daily net asset value of the portfolios computed each month.


In its Administrative Service Agreement with the Growth Portfolio, Equity Income Portfolio, and Balanced Portfolio, SM&R has agreed to pay (or to reimburse these portfolios for) each portfolio's regular operating expenses in excess of 1.50% per year of each of the portfolio's average daily net assets. SM&R has also agreed to pay (or reimburse) the Money Market Portfolio's regular operating expenses in excess of 0.87% per year of the portfolio's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions.


In order to improve the yield and total return, SM&R may from time to time voluntarily waive or reduce all or any portion of any portfolio's advisory fee, administrative fee, and/or expenses. Currently, SM&R has agreed to reimburse:

  - THE GROWTH PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.87% OF AVERAGE DAILY NET ASSETS;


  - THE BALANCED PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.90% OF AVERAGE DAILY NET ASSETS;

  - THE EQUITY INCOME PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.93% OF AVERAGE DAILY NET ASSETS;

  - THE GOVERNMENT BOND PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.35% OF AVERAGE DAILY NET ASSETS;

  - THE HIGH YIELD BOND PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.80% OF AVERAGE DAILY NET ASSETS;

  - THE INTERNATIONAL STOCK PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 1.10% OF AVERAGE DAILY NET ASSETS; AND

  - THE SMALL-CAP/MID-CAP PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 1.50% OF AVERAGE DAILY NET ASSETS.


After applicable fee waivers, SM&R received the following compensation from the portfolios named below (as a percentage of average daily net assets) for the year ended December 31, 2001:



PORTFOLIO                                 ADVISORY FEE  ADMINISTRATIVE FEE
Growth Portfolio                               0.40%              0.25%
Equity Income Portfolio                        0.50%              0.25%
Balanced Portfolio                             0.33%              0.25%
Money Market Portfolio                         0.34%              0.25%
Government Bond Portfolio                      0.10%              0.25%
Small-Cap/Mid-Cap Portfolio                      --               0.18%
High Yield Bond Portfolio                      0.42%              0.25%
International Stock Portfolio                  0.31%              0.25%



Fee waivers applied to the above portfolios reduced the investment advisory fees to levels below the rates stated above. SM&R may rescind fee waivers and/or

                      THE PORTFOLIOS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------


reductions, other than those stated in the Administrative Service Agreements, at any time after December 31, 2002.


PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the portfolios. While the following individuals are primarily responsible for the day-to-day portfolio management of the portfolios, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with the various portfolio's investment objectives and policies.


GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF
  SECURITIES MANAGEMENT AND RESEARCH, INC., ASSISTANT PORTFOLIO MANAGER.
   Mr. Dixon joined SM&R in 1993. Mr. Dixon is the Assistant Portfolio Manager for the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, Money Market Portfolio, Government Bond Portfolio, High Yield Bond Portfolio and International Stock Portfolio. He previously served as Portfolio Manager and Co-Manager for these portfolios. He is also Assistant Portfolio Manager for the SM&R Investments, Inc. -- SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Portfolio, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund. He was previously Portfolio Manager and Co-Manager for these funds. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A. in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984, he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately
  $7 billion, of which $3.5 billion was equities.



ANNE M. LEMIRE, SR. SECURITIES ANALYST/PORTFOLIO MANAGER.  Ms. LeMire serves as
  Portfolio Manager of the Government Bond Portfolio, High Yield Portfolio and Money Market Portfolio. Beginning in 2000, she served as Assistant Portfolio Manager for these portfolios. She is also Portfolio Manager for the SM&R Investments, Inc. -- SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund. Beginning in 2000, she served as Assistant Portfolio Manager for these funds. Ms. LeMire began with SM&R in 1990 and held the position of Assistant Vice President and Controller prior to joining the investment staff in February 1999. She holds an accounting degree from the University of Houston and earned the Certified Public Accountant designation in 1990.



ANDREW R. DUNCAN, SR. SECURITIES ANALYST/ PORTFOLIO MANAGER.  Mr. Duncan joined
  SM&R's staff in 1997 as Sr. Securities Analyst/Portfolio Manager. Mr. Duncan serves as Portfolio Manager of the Equity Income Portfolio, Balanced Portfolio and International Stock Portfolio. He is also Portfolio Manager of the SM&R Equity Income Fund and SM&R Balanced Fund. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance. He is a Chartered Financial Analyst.



ANDRE J. HODLEWSKY, SECURITIES ANALYST/PORTFOLIO MANAGER.  Mr. Hodlewsky joined
  SM&R in 1998 as Securities Analyst. Mr. Hodlewsky serves as Portfolio Manager of the Growth Portfolio and Small-Cap/ Mid-Cap Portfolio. He also serves as Portfolio Manager of the SM&R Growth Fund. He graduated from the University of Wisconsin in 1990 with a BA in Graphic Design and Industrial Design and from the University of Wisconsin in 1999 with an MBA in Marketing and Finance. Prior to joining SM&R's staff, he was Internet and Multi-Media Director at Rockwell from 1996 to 1998.


EDWARD R. MOORE, PORTFOLIO MANAGER.  Mr. Moore joined SM&R in May, 2000 as a
  Portfolio Manager of the Small-Cap/Mid-Cap Portfolio. Mr. Moore graduated from the University of the South in Sewanee, Tennessee with Honors in English in 1961. After serving in the armed forces, Mr. Moore graduated from the University of Virginia School of

                      THE PORTFOLIOS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------

  Law in 1966. Following graduation, Mr. Moore became a member of the Georgia Bar and practiced law with a large Atlanta law firm for two years before entering the securities business in 1968 as a retail stock broker with Eastman, Dillon, Union Securities and Company. Mr. Moore joined Clark,
  Dodge & Company in 1972 in order to enter the institutional equity side of the securities business. Kidder, Peabody & Company purchased Clark, Dodge & Company in 1974, and Mr. Moore continued his role in the institutional equity business as a vice-president of Kidder, Peabody & Company until General Electric sold Kidder, Peabody in 1994. Before the purchase of Kidder,
  Peabody & Company by General Electric, Mr. Moore had been a stockholder in Kidder, Peabody & Company. Mr. Moore has been managing his personal investments on a full time basis since the closure of Kidder, Peabody & Company in late 1994. Mr. Moore has been a general partner of Rutledge Partners since 1996.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

UNDERSTANDING THE FINANCIAL HIGHLIGHTS
The condensed financial information on the following pages reflects all of the fees and expenses imposed by each of the named portfolios which contributed to the changes in the share price during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the portfolio is not five years old. However, this data does not reflect the fees and charges deducted by American National under your variable annuity or variable life insurance contract.

On a per share basis, the condensed financial information includes as appropriate

    - share price at the beginning of the period
    - investment income and capital gains or losses
    - distributions of income and capital gains paid to shareholders
    - share price at the end of the period

The condensed financial information also includes some key statistics for the period as appropriate

    - Total Return -- the overall percentage of return of the portfolio assuming the reinvestment of all distributions
    - Expense Ratio -- operating expenses as a percentage of average net assets
    - Net Income Ratio -- net investment income as a percentage of average net assets
    - Portfolio Turnover -- the percentage of the funds' buying and selling activity


The Financial Highlights have been audited by the Fund's independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the Fund's annual report for the year ended December 31, 2001, which is incorporated by reference into the Statement of Additional Information and is available upon request.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

GROWTH PORTFOLIO


The following financial highlights table is intended to help you understand the Growth Portfolio's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker. Their report, along with the Growth Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request.


--------------------------------------------------------------------------------


                                                            YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------------------
                                 2001              2000              1999              1998              1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR               $ 1.93            $ 2.06            $ 1.81            $ 1.60            $ 1.45
                                ======            ======            ======            ======            ======
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income             0.02              0.03              0.02              0.02              0.03
-------------------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss) on
Securities                       (0.33)            (0.09)             0.25              0.27              0.27
-------------------------------------------------------------------------------------------------------------------
Total from investment
operations                       (0.31)            (0.06)             0.27              0.29              0.30
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
Investment Income                (0.02)            (0.03)            (0.02)            (0.02)            (0.03)
-------------------------------------------------------------------------------------------------------------------
Distributions from
Capital Gains                       --             (0.04)               --             (0.06)            (0.12)
-------------------------------------------------------------------------------------------------------------------
Total distributions              (0.02)            (0.07)            (0.02)            (0.08)            (0.15)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                            $ 1.60            $ 1.93            $ 2.06            $ 1.81            $ 1.60
                                ======            ======            ======            ======            ======
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                    (16.12)%           (2.82)%           14.99%            18.62%            20.72%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR
(000'S OMITTED)                $17,856           $20,550           $20,277           $15,702           $11,127
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets with
reimbursements                    0.87%             0.87%             0.87%             0.87%             0.87%
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets
without reimbursements            0.97%             0.92%             0.94%             1.01%             1.09%
-------------------------------------------------------------------------------------------------------------------
Ratio of Net Income to
Average Net Assets                1.11%             1.42%             1.06%             1.00%             1.69%
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE          33.57%            17.36%            20.96%            25.75%            45.37%
-------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO


The following financial highlights table is intended to help you understand the Equity Income Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Portfolio share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker. Their report, along with the Equity Income Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request.


--------------------------------------------------------------------------------


                                                            YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------------------
                                 2001              2000              1999              1998              1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR               $ 1.90            $ 1.84            $ 1.75            $ 1.56            $ 1.37
                                ======            ======            ======            ======            ======
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income             0.03              0.04              0.03              0.02              0.03
-------------------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss) on
Securities                       (0.25)             0.18              0.26              0.22              0.28
-------------------------------------------------------------------------------------------------------------------
Total from investment
operations                       (0.22)             0.22              0.29              0.24              0.31
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
Investment Income                (0.03)            (0.04)            (0.03)            (0.02)            (0.03)
-------------------------------------------------------------------------------------------------------------------
Distributions from
Capital Gains                    (0.04)            (0.12)            (0.17)            (0.03)            (0.09)
-------------------------------------------------------------------------------------------------------------------
Total distributions              (0.07)            (0.16)            (0.20)            (0.05)            (0.12)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                            $ 1.61            $ 1.90            $ 1.84            $ 1.75            $ 1.56
                                ======            ======            ======            ======            ======
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                    (11.79)%           12.00%            17.09%            15.85%            22.41%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR
(000'S OMITTED)                $21,153           $22,668           $19,874           $15,051            $9,783
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets with
reimbursements                    0.90%             0.92%             0.93%             0.93%             0.93%
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets
without reimbursements            0.90%             0.92%             0.94%             0.99%             1.10%
-------------------------------------------------------------------------------------------------------------------
Ratio of Net Income to
Average Net Assets                1.69%             1.94%             1.49%             1.44%             1.91%
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE          33.28%            22.67%            16.42%            24.83%            35.08%
-------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

BALANCED PORTFOLIO


The following financial highlights table is intended to help you understand the Balanced Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Balanced Portfolio share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker. Their report, along with the Balanced Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request.


--------------------------------------------------------------------------------


                                                            YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------------------
                                 2001              2000              1999              1998              1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR               $ 1.45            $ 1.52            $ 1.54            $ 1.39            $ 1.27
                                ======            ======            ======            ======            ======
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income             0.04              0.06              0.04              0.04              0.04
-------------------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss) on
Securities                       (0.11)             0.01              0.08              0.19              0.20
-------------------------------------------------------------------------------------------------------------------
Total from investment
operations                       (0.07)             0.07              0.12              0.23              0.24
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
Investment Income                (0.04)            (0.06)            (0.04)            (0.04)            (0.05)
-------------------------------------------------------------------------------------------------------------------
Distributions from
Capital Gains                       --             (0.08)            (0.10)            (0.04)            (0.07)
-------------------------------------------------------------------------------------------------------------------
Total distributions              (0.04)            (0.14)            (0.14)            (0.08)            (0.12)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                            $ 1.34            $ 1.45            $ 1.52            $ 1.54            $ 1.39
                                ======            ======            ======            ======            ======
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                     (4.55)%            4.13%             8.00%            16.58%            18.80%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR
(000'S OMITTED)                $10,157            $9,807            $9,563            $7,827            $5,595
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets with
reimbursements                    0.90%             0.90%             0.90%             0.90%             0.90%
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets
without reimbursements            1.07%             1.08%             1.14%             1.24%             1.30%
-------------------------------------------------------------------------------------------------------------------
Ratio of Net Income to
Average Net Assets                2.89%             3.51%             2.89%             2.79%             3.43%
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE          16.49%            13.41%            31.53%            14.14%            23.02%
-------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

MONEY MARKET PORTFOLIO


The following financial highlights table is intended to help you understand the Money Market Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Money Market Portfolio share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker. Their report, along with the Money Market Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request.


--------------------------------------------------------------------------------


                                                            YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------------------
                                 2001              2000              1999              1998              1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR               $ 1.00            $ 1.00            $ 1.00            $ 1.00            $ 1.00
                                ======            ======            ======            ======            ======
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income             0.03              0.05              0.04              0.05              0.05
-------------------------------------------------------------------------------------------------------------------
Total from investment
operations                        0.03              0.05              0.04              0.05              0.05
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
Investment Income                (0.03)            (0.05)            (0.04)            (0.05)            (0.05)
-------------------------------------------------------------------------------------------------------------------
Total distributions              (0.03)            (0.05)            (0.04)            (0.05)            (0.05)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                            $ 1.00            $ 1.00            $ 1.00            $ 1.00            $ 1.00
                                ======            ======            ======            ======            ======
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                      3.07%             5.51%             4.26%             4.65%             4.78%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR
(000'S OMITTED)                $13,589            $6,824            $6,677            $4,354            $2,821
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets with
reimbursements                    0.87%             0.87%             0.87%             0.87%             0.87%
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets
without reimbursements            1.03%             1.18%             1.28%             1.37%             1.23%
-------------------------------------------------------------------------------------------------------------------
Ratio of Net Income to
Average Net Assets                2.82%             5.37%             4.20%             4.55%             4.62%
-------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

GOVERNMENT BOND PORTFOLIO


The following financial highlights table is intended to help you understand the Government Bond Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Government Bond Portfolio share outstanding throughout the period shown. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Government Bond Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker. Their report, along with the Government Bond Portfolio's financial statements are included in the Statement of Additional Information, which is available upon request.


--------------------------------------------------------------------------------


                                                                  PERIOD FROM
                                                 YEAR           MAY 1, 2000 (1)
                                                 ENDED                 TO
                                             DECEMBER 31,         DECEMBER 31,
                                             ------------       ---------------
                                                 2001                 2000
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 1.04              $ 1.00
                                                ======              ======
---------------------------------------------------------------------------------
Investment income--net                            0.07                0.04
---------------------------------------------------------------------------------
Net realized and unrealized gain on
investments during the period                     0.01                0.04
---------------------------------------------------------------------------------
Total from investment operations                  0.08                0.08
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
    Investment income--net                       (0.07)              (0.04)
---------------------------------------------------------------------------------
    Capital gains                              --                  --
---------------------------------------------------------------------------------
Total distributions                              (0.07)              (0.04)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 1.05              $ 1.04
                                                ======              ======
---------------------------------------------------------------------------------
TOTAL RETURN                                      7.33%               8.29%**
---------------------------------------------------------------------------------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
DATA
NET ASSETS, END OF PERIOD (000'S
OMITTED)                                        $6,161              $5,447
---------------------------------------------------------------------------------
Ratio of expenses with reimbursement to
average net assets                                0.64%               0.80%*
---------------------------------------------------------------------------------
Ratio of expenses without reimbursement
to average net assets                             1.04%               0.96%*
---------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                6.26%               6.21%*
---------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          22.68%               7.82%
---------------------------------------------------------------------------------


* Ratios annualized

** Returns are not annualized

(1) Commencement of operations.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

SMALL-CAP/MID-CAP PORTFOLIO


The following financial highlights table is intended to help you understand the Small-Cap/Mid-Cap Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Small-Cap/Mid-Cap Portfolio share outstanding throughout the period shown. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Small-Cap/Mid-Cap Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker. Their report, along with the Small-Cap/Mid-Cap Portfolio's financial statements are included in the Statement of Additional Information, which is available upon request.


--------------------------------------------------------------------------------


                                                                  PERIOD FROM
                                                 YEAR           MAY 1, 2000 (1)
                                                 ENDED                 TO
                                             DECEMBER 31,         DECEMBER 31,
                                             ------------       ---------------
                                                 2001                 2000
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 0.66              $ 1.00
                                                ======              ======
---------------------------------------------------------------------------------
Investment loss--net                           --                    (0.01)
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments during the period                 (0.36)              (0.33)
---------------------------------------------------------------------------------
Total from investment operations                 (0.36)              (0.34)
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
    Investment income--net                     --                  --
---------------------------------------------------------------------------------
    Capital gains                              --                  --
---------------------------------------------------------------------------------
Total distributions                               0.00                0.00
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 0.30              $ 0.66
                                                ======              ======
---------------------------------------------------------------------------------
TOTAL RETURN                                    (54.55)%            (34.00)%**
---------------------------------------------------------------------------------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
DATA
NET ASSETS, END OF PERIOD (000'S
OMITTED)                                        $1,051              $1,833
---------------------------------------------------------------------------------
Ratio of expenses with reimbursement to
average net assets                                1.50%               1.50%*
---------------------------------------------------------------------------------
Ratio of expenses without reimbursement
to average net assets                             2.82%               2.00%*
---------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                               (0.56)%             (1.19)%*
---------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          16.23%               2.67%
---------------------------------------------------------------------------------


* Ratios annualized

** Returns are not annualized

(1) Commencement of operations.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO


The following financial highlights table is intended to help you understand the High Yield Bond Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single High Yield Bond Portfolio share outstanding throughout the period shown. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the High Yield Bond Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker. Their report, along with the High Yield Bond Portfolio's financial statements are included in the Statement of Additional Information, which is available upon request.


--------------------------------------------------------------------------------


                                                                  PERIOD FROM
                                                 YEAR           MAY 1, 2000 (1)
                                                 ENDED                 TO
                                             DECEMBER 31,         DECEMBER 31,
                                             ------------       ---------------
                                                 2001                 2000
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 0.95              $ 1.00
                                                ======              ======
---------------------------------------------------------------------------------
Investment income--net                            0.09                0.06
---------------------------------------------------------------------------------
Net realized and unrealized loss on
investments during the period                    (0.09)              (0.05)
---------------------------------------------------------------------------------
Total from investment operations                  0.00                0.01
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
    Investment income--net                       (0.09)              (0.06)
---------------------------------------------------------------------------------
    Capital gains                              --                  --
---------------------------------------------------------------------------------
Total distributions                              (0.09)              (0.06)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 0.86              $ 0.95
                                                ======              ======
---------------------------------------------------------------------------------
TOTAL RETURN                                      0.51%               1.00%**
---------------------------------------------------------------------------------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
DATA
NET ASSETS, END OF PERIOD (000'S
OMITTED)                                       $20,589             $20,241
---------------------------------------------------------------------------------
Ratio of expenses with reimbursement to
average net assets                                0.80%               0.80%*
---------------------------------------------------------------------------------
Ratio of expenses without reimbursement
to average net assets                             0.93%               0.88%*
---------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                9.71%               8.87%*
---------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          12.18%            --
---------------------------------------------------------------------------------


* Ratios annualized

** Returns are not annualized

(1) Commencement of operations.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

INTERNATIONAL STOCK PORTFOLIO


The following financial highlights table is intended to help you understand the International Stock Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single International Stock Portfolio share outstanding throughout the period shown. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the International Stock Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker. Their report, along with the International Stock Portfolio's financial statements are included in the Statement of Additional Information, which is available upon request.


--------------------------------------------------------------------------------


                                                                  PERIOD FROM
                                                 YEAR           MAY 1, 2000 (1)
                                                 ENDED                 TO
                                             DECEMBER 31,         DECEMBER 31,
                                             ------------       ---------------
                                                 2001                 2000
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 0.80              $ 1.00
                                                ======              ======
---------------------------------------------------------------------------------
Investment income--net                         --                  --
---------------------------------------------------------------------------------
Net realized and unrealized loss on
investments during the period                    (0.19)              (0.20)
---------------------------------------------------------------------------------
Total from investment operations                 (0.19)              (0.20)
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
    Investment income--net                     --                  --
---------------------------------------------------------------------------------
    Capital gains                              --                  --
---------------------------------------------------------------------------------
Total distributions                               0.00                0.00
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 0.61              $ 0.80
                                                ======              ======
---------------------------------------------------------------------------------
TOTAL RETURN                                    (23.11)%            (19.52)%**
---------------------------------------------------------------------------------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
DATA
NET ASSETS, END OF PERIOD (000'S
OMITTED)                                        $3,130              $4,024
---------------------------------------------------------------------------------
Ratio of expenses with reimbursement to
average net assets                                1.10%               1.10%*
---------------------------------------------------------------------------------
Ratio of expenses without reimbursement
to average net assets                             1.54%               1.37%*
---------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                0.57%               0.84%*
---------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          18.74%               6.18%
---------------------------------------------------------------------------------


* Ratios annualized

** Returns are not annualized

(1) Commencement of operations.

                 (This page has been left blank intentionally.)

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


GROWTH PORTFOLIO



Dear Shareholders:



2001 was a dismal year in the stock market. The market was trending down at the beginning of the year before dropping precipitously in March. Then, just as we thought the market was stabilizing, September 11th and terrorism etched themselves in our minds forever. The market dropped catastrophically in response after a four-day trading halt. As the market began to stabilize in October and November, Enron riled the markets again and ended up filing for the largest bankruptcy in history. The market finished the year on a strong note, however, which gives us hope for a better 2002.



The Growth Portfolio finished 2001 with a return of -16.12%. Contrast that with the S&P 500, which finished the year down -11.87%. Considering how poor the market was, especially in the growth stock area, it was a relatively good year. Given our disdain for losing money, we typically maintain a relatively defensive portfolio structure. Despite our efforts of portfolio prudence, negative market forces over 2001 were simply too powerful. While we are disappointed with our results, we are comforted slightly in that we didn't suffer as much as many other growth-oriented funds. The best performing sectors in the portfolio were Consumer Cyclicals, Consumer Staples, Telecommunication Services and Transportation.



Alan Greenspan and the Fed dropped interest rates 11 times in 2001 and the Fed Funds rate is currently 1.75%. Inflation is still relatively benign but we expect that to change in 2002. Bear in mind that we have been fortunate with respect to inflation in that it has been well-contained as compared to the 1970's, for example. But, it is also worth noting that extremely low inflation risks morphing into deflation, which can be just as problematic as runaway inflation. The economy continues to search for level of inflation that is "just right." This should go hand in hand with an increase in the Fed Funds rate that should correspond to an economic recovery.



Economic and market predictions can be very difficult and risky to make, however, most of the data points to the beginning of a recovery. Although slow and spotty as of this writing, one thing is clear at this point: the notion of a V-shaped recovery was incorrect. A recovery will take the form of a slow and at times hesitant U-shape that should begin to accelerate in the second half of 2002. Importantly, at that time a much clearer picture of technology capital spending should emerge.



Looking forward into 2002, we would expect the market to begin inching upwards as positive economic news trickles in. We clearly expect the market to behave better than it did in 2001 but under no circumstances should investors expect a return to the heady years of the late 1990's. There will clearly be rallies, which most likely will coincide with the release of more positive economic information. We expect the markets to remain essentially flat for the first half of the year with stronger performance during the second half of the year. The sectors that should perform the best will be Basic Materials, Industrials, Consumer Discretionary, Consumer Staples and Utilities. Information Technology remains somewhat of a wildcard. As we move into the latter half of the year and we get a better handle on capital spending, we will be better equipped to postulate on the performance of the technology sector, an area of great importance to growth oriented portfolios.



Respectfully,



Andre Hodlewsky,
Portfolio Manager, Growth Portfolio

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GROWTH PORTFOLIO, LIPPER LARGE-CAP CORE INDEX AND THE S&P 500

          GROWTH PORTFOLIO  LIPPER LARGE-CAP CORE INDEX  S&P 500
1/1/92             $10,000                      $10,000  $10,000
12/31/92            $9,713                      $10,763  $10,760
12/31/93           $10,403                      $12,051  $11,843
12/31/94           $11,122                      $11,862  $11,998
12/31/95           $14,292                      $15,736  $16,502
12/31/96           $16,862                      $18,493  $20,289
12/31/97           $20,355                      $23,680  $27,056
12/31/98           $24,146                      $29,763  $34,797
12/31/99           $27,765                      $36,358  $42,114
12/31/00           $26,983                      $35,145  $38,274
12/31/01           $22,635                      $30,635  $33,725

AVERAGE ANNUAL RETURNS
10 YEAR                    8.51%
5 YEAR                     6.07%
1 YEAR                  (16.12)%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND, INVESTMENTS WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



       THE GROWTH PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MARCH 1, 1991.

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


EQUITY INCOME PORTFOLIO



Dear Shareholders:



The Equity Income Portfolio's objective is to provide dividend income, along with an opportunity for capital appreciation over time. The portfolio is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. In 2001, the portfolio produced a return of -11.79%. Over that same time frame, the broad equity market indices posted poorer relative performance as evidenced by the return on the S&P 500 (-11.87%). The portfolio has continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the portfolio is 2.4% (before expenses) versus 1.4% for the S&P 500.



The portfolio's performance benefited in 2001 from defensive equity allocations in the consumer staples, energy, healthcare and financial sectors. Due to the strong dividend yields found in the financial sector overall, the sector continues to represent approximately one quarter of the portfolio's holdings. For the Equity Income Portfolio, we utilize the same conservative and defensive stock selection disciplines used in the Balanced and Growth Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations. The portfolio benefited most from our overweight position in consumer staples industries, where defensive posturing among investors helped to support the sectors' stock prices as the market sell-off ensued.



The year 2001 continued the prior year's downward trend in equity prices, particularly in technology shares while undergoing a style rotation from growth to value as investors continued to seek out defensive income oriented sectors such as consumer staples, capital goods, healthcare, and financials. Tobacco stocks, defense contractors, and real estate investment trusts are a few of the industries which continue to experience strong relative performance following prolonged periods of weakness due to the dividend yields and beaten down nature of the shares. If there is a lesson to be learned in today's jittery markets, it would be simply that diversification is still the prudent investment strategy as evidenced by the portfolio's above market returns in 2001. A long-term diversified approach is still the best way to reap the rewards of stock market investing over the longer-term while minimizing volatility.



Going forward into 2002, the economy is sending mixed signals regarding a recovery versus an extended recession. Although the Federal Reserve reduced interest rates continually last year, monetary policy typically has a lagged effect until the impact is felt. This bodes poorly for the near term though we remain optimistic going forward into 2002 for a recovery led by a rebound in consumer confidence and spending levels. The risk is that the high debt levels currently encumbering consumers will prevent any rebound in demand. Historically, equity investors can take comfort in the fact that when the U.S. government utilizes both monetary and fiscal policy to stimulate the economy it is almost always successful. The combination of low interest rates and tax cuts (with a promise of more cuts on both fronts likely if needed) will eventually lead the economy back to a recovery. Wars have historically led to a sharp drop in equity prices followed by a rebound down the road as war-time spending boosts the economy. Importantly, the events of September 11th actually eased the energy crisis our country was facing just a few weeks earlier, with oil prices falling dramatically. The key risks to our outlook include the nature and duration of any political and/or military attacks against terrorist targets, which could possibly affect both oil prices and consumer sentiment. It will likely take awhile to sort out the economic impact of September 11th, but given time to work, monetary and fiscal policy should provide the framework for a recovery in 2002.

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


The Equity Income Portfolio is well positioned for the expected coming cycle through exposure to healthcare, financials and consumer staples, while also providing exposure to areas of the economy that will benefit from the coming recovery such as technology, industrials, and consumer cyclicals. We continue to maintain our strategy that select technology names have a place in nearly all portfolios but are cautious of continuing high valuations and unrealistic growth expectations across the sector. The portfolio continues to strive to maintain a strong dividend yield by holding a portfolio of value stocks, while maintaining low turnover, with the potential for share price appreciation over time.



Sincerely,



Andrew R. Duncan, CFA
Portfolio Manager, Equity Income Portfolio




EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EQUITY INCOME PORTFOLIO, LIPPER EQUITY INCOME INDEX AND THE S&P 500

          LIPPER EQUITY INCOME INDEX  S&P 500  EQUITY INCOME PORTFOLIO
1/1/92                       $10,000  $10,000                  $10,000
12/31/92                     $10,974  $10,760                   $9,695
12/31/93                     $12,603  $11,843                  $10,759
12/31/94                     $12,487  $11,998                  $10,904
12/31/95                     $16,211  $16,502                  $13,869
12/31/96                     $19,126  $20,289                  $16,322
12/31/97                     $24,321  $27,056                  $19,979
12/31/98                     $27,186  $34,797                  $23,146
12/31/99                     $28,329  $42,114                  $27,102
12/31/00                     $30,441  $38,274                  $30,354
12/31/01                     $28,858  $33,725                  $26,776

AVERAGE ANNUAL RETURNS
10 YEAR                   10.35%
5 YEAR                    10.41%
1 YEAR                  (11.79)%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND, INVESTMENTS WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



       THE EQUITY INCOME PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MARCH 1, 1991.

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


BALANCED PORTFOLIO



Dear Shareholders:



The Balanced Portfolio is the most conservative risk portfolio in the American National Investment Accounts, Inc. equity portfolios group. The portfolio strives to maintain the objective of providing a balance of both growth and income through its portfolio blend of high-yielding stocks of well-known companies, as well as bonds and money market instruments. Throughout 2001, the portfolio's conservative blend of about 44% stocks, 34% bonds and 22% money market instruments served shareholders well. For the year, the equity portion of the portfolio produced a total return (capital appreciation and dividend income) of approximately -16% while the bond portion of the portfolio returned approximately +5%. Overall, the portfolio produced a total return of -4.55%, after other expenses.



Within the portfolio, we continued our fixed income strategy of structuring maturities at the mid-term to long end of the yield curve. Within the equity portion, we utilize the same conservative and defensive stock selection disciplines used in the Equity Income and Growth Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations. During 2001, we have noted particular strength from our equity holdings in the healthcare, consumer staples and financial sectors. We continue to maintain a position of primarily market neutral in regards to sector allocations relative to the S&P 500 Index weightings. While this may give the appearance of running contrary to our goal of being American National Investment Accounts, Inc.'s most conservative portfolio, the stability of the fixed income portion allows us to increase the risk on the equity portion while keeping the overall portfolio structured conservatively.



Although the portfolio produced an overall negative return in 2001, the portfolio in fact beat major market indices with the S&P 500 returning -11.87% and the Dow Jones Industrial Average returning -5.43%. Thus, our conservative oriented investors were rewarded with above market returns in 2001. We believe we have achieved our goal of providing consistently positive performance in strong up markets while positioning the fund for a cushion as equity markets decline. The conservative and lower risk balanced approach has enabled us to provide upside potential while protecting the downside via this uniquely positioned fund.



Going forward into 2002, the economy is sending mixed signals regarding a recovery versus an extended recession. Although the Federal Reserve reduced interest rates continually last year, monetary policy typically has a lagged effect until the impact is felt. This bodes poorly for the near term though we remain optimistic going forward into 2002 for a recovery led by a rebound in consumer confidence and spending levels. The risk is that the high debt levels currently encumbering consumers will prevent any rebound in demand. Historically, equity investors can take comfort in the fact that when the U.S. government utilizes both monetary and fiscal policy to stimulate the economy it is almost always successful. The combination of low interest rates and tax cuts (with a promise of more cuts on both fronts likely if needed) will eventually lead the economy back to a recovery. Wars have historically led to a sharp drop in equity prices followed by a rebound down the road as war-time spending boosts the economy. Importantly, the events of September 11th actually eased the energy crisis our country was facing just a few weeks earlier, with oil prices falling dramatically. The key risks to our outlook include the nature and duration of any political and/or military attacks against terrorist targets, which could possibly affect both oil prices and consumer sentiment. It will likely take awhile to sort out the economic impact of the September 11th, but given time to work, monetary and fiscal policy should provide the framework for a recovery in 2002.

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


The Balanced Portfolio is well positioned for the expected coming cycle through exposure to healthcare, financials and consumer staples, while also providing exposure to areas of the economy that will benefit from the expected coming recovery such as technology and consumer cyclicals. We continue to maintain our strategy that select technology names have a place in nearly all portfolios but are cautious of continuing historically high valuations and unrealistic growth expectations across the sector. This positioning should provide upside for the equity portion, while the fixed income portion protects the overall portfolio value from the potentially sustained market correction.



Sincerely,



Andrew R. Duncan, CFA
Portfolio Manager, Balanced Portfolio




EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BALANCED
PORTFOLIO, LIPPER BALANCED FUND INDEX, LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT TR INDEX AND THE S&P 500

          LIPPER BALANCED              LEHMAN INTERMEDIATE      BALANCED
            FUND INDEX     S&P 500  GOVERNMENT/CREDIT TR INDEX  PORTFOLIO
1/1/92            $10,000  $10,000                     $10,000    $10,000
12/31/92          $10,746  $10,760                     $10,717     $9,823
12/31/93          $12,031  $11,843                     $11,659    $10,273
12/31/94          $11,785  $11,998                     $11,434    $10,289
12/31/95          $14,720  $16,502                     $13,188    $12,635
12/31/96          $16,641  $20,289                     $13,722    $14,180
12/31/97          $20,020  $27,056                     $14,803    $16,846
12/31/98          $23,040  $34,797                     $16,052    $19,639
12/31/99          $25,105  $42,114                     $16,112    $21,209
12/31/00          $25,708  $38,274                     $17,741    $22,085
12/31/01          $24,875  $33,725                     $19,336    $21,080

AVERAGE ANNUAL RETURNS
10 YEAR                   7.74%
5 YEAR                    8.25%
1 YEAR                  (4.55)%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND, INVESTMENTS WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



       THE BALANCED PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MARCH 1, 1991.

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


GOVERNMENT BOND PORTFOLIO



Dear Shareholders:



The Government Bond Portfolio seeks to provide current income, liquidity, and safety of principal through investments in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The portfolio normally invests at least 80% of assets in U.S. Government issued or backed securities and maintains smaller exposures to corporate securities. For the period ended December 31, 2001, the portfolio provided a return of 7.33%. The Lipper General U.S. Government Fund Index return was 6.67%.



For the fixed income markets, 2001 was one of the most difficult years ever in terms of defaults, credit quality downgrades, event risk, and price volatility. The year began with California utility giants plummeting from high investment grade status straight into default, and the year ended with Enron's filing of the largest Chapter 11 bankruptcy in history. While such headlines provided seemingly constant reminders of a hostile credit environment, 2001 will more likely be remembered in terms of the unprecedented speed and depth of the monetary easing cycle engineered by the Federal Reserve. The Fed reduced the Fed funds rate eleven times from 6.5% to 1.75%, a forty-year low. The massive rate reduction caused a sharp steepening of the yield curve, as shorter maturity yields plunged and longer maturity yields, though volatile throughout the period, ended the year relatively unchanged. Fixed income markets provided some of the highest returns of all investment classes in 2001, led by corporate high grade credit, closing the year with near record excess returns over the Treasury market.



The future of the yield curve and interest rates lies in the future of the economic recovery. While no two recoveries are alike, economic upturns generally display some common dynamics. In a typical recovery, investors are likely to see a surge in productivity, followed by improving profits, and a lagged rise in capital spending. As we enter a recovery from the current recession, labor and capacity are abundant, inflation pressures are minimal, and financing needs of companies are not intense. 2001 was a year of record debt issuance by corporations, who utilized the favorable interest rate environment to restructure debt and reduce debt service burdens. Additionally, as profitability recovers more quickly than capital spending resumes, demand for additional financing is low. These factors help explain why pressures on longer-term interest rates do not normally emerge early in a recovery cycle. However, we do not believe that 10-year bond yields below 5% and five-year bond yields below 4% are sustainable long-term unless the economy remains in a prolonged state of weakness. Current economic indicators in the first two months of 2002 seem to indicate that this is not the case. We believe that the opportunity to invest at higher yields than have existed in recent months will emerge in the first half of 2002.



Respectfully,



Anne M. LeMire, C.P.A.
Portfolio Manager, Government Bond Portfolio


54
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                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GOVERNMENT BOND PORTFOLIO AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX

                                      LIPPER GENERAL U.S.
          GOVERNMENT BOND PORTFOLIO  GOVERNMENT FUND INDEX
5/1/00                      $10,000                $10,000
6/30/00                     $10,200                $10,190
9/30/00                     $10,500                $10,467
12/31/00                    $10,829                $10,959
3/31/01                     $11,246                $11,218
6/30/01                     $11,246                $11,211
9/30/01                     $11,665                $11,765
12/31/01                    $11,622                $11,691

AVERAGE ANNUAL RETURN
FROM INCEPTION         9.42%
1 YEAR                 7.33%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND, INVESTMENTS WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



       THE GOVERNMENT BOND PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES, BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MAY 1, 2000.

                        MANAGERS' LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


SMALL-CAP/MID-CAP PORTFOLIO



Dear Shareholders:



2001 was a dismal year in the stock market. The market was trending down at the beginning of the year before dropping precipitously in March. Then just as we thought the market was stabilizing, September 11th and terrorism etched themselves in our minds forever. The market dropped catastrophically in response after a four-day trading halt. As the market began to stabilize in October and November, Enron riled the markets again and ended up filing for the largest bankruptcy in history. The market finished the year on a strong note, however, which gives us hope for a better 2002.



The Small-Cap/Mid-Cap Portfolio finished 2001 with a return of -54.55%. The portfolio suffered along with many other technology-oriented funds. Given our disdain for losses of any kind, the substantial decline in the portfolio's value last year is especially concerning for us. We are keenly aware that you have entrusted your money to us and we have a responsibility to offer competitive returns. We are squarely focused on that objective. As we look to the future, one thing is certain in our minds: Information Technology and Bio-Technology represent the best possible growth prospects of any sectors in the stock market. We continue to believe in the long-term prospects for the technology sector and feel that our patience will be rewarded in 2002.



Alan Greenspan and the Fed dropped interest rates 11 times in 2001 and the Fed Funds rate is currently 1.75%. Inflation is still relatively benign but we expect that to change in 2002. Bear in mind that we have been fortunate with respect to inflation in that it has been well-contained as compared to the 1970's, for example. But, it is also worth noting that extremely low inflation risks morphing into deflation, which can be just as problematic as runaway inflation. The economy continues to search for a level of inflation that is "just right". This should go hand in hand with an increase in the Fed Funds rate that should correspond to an economic recovery.



Economic and market predictions can be very difficult and risky to make; however, most of the data points to the beginning of a recovery. Although slow and spotty as of this writing, one thing is clear at this point. The notion of a V-shaped recovery was incorrect. A recovery will take the form of a slow and at times hesitant U-shape that should begin to accelerate in the second half of 2002. At that time a much clearer picture of technology capital spending should emerge.



Looking forward into 2002, we would expect the market to begin inching upwards as positive economic news trickles in. We clearly expect the market to behave better than it did in 2001 but under no circumstances should investors expect a return to the heady years of the late 1990's. There will clearly be rallies, which most likely will coincide with the release of more positive economic information. We expect the markets to remain essentially flat for the first half of the year with stronger performance during the second half of the year. The big question with respect to Information Technology is capital spending. We believe that there will be an increase in capital spending in the latter half of 2002. This would bode well for the Information Technology and Biotechnology sectors.



Respectfully,



Ned Moore
Andre Hodlewsky
Portfolio Managers, Small Cap/Mid Cap Portfolio

                        MANAGERS' LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN SMALL-CAP/MID-CAP PORTFOLIO, LIPPER
SMALL-CAP GROWTH FUND INDEX AND THE NASDAQ

          SMALL-CAP/MID-CAP           LIPPER SMALL-CAP
              PORTFOLIO      NASDAQ   GROWTH FUND INDEX
5/1/00              $10,000  $10,000            $10,000
6/30/00             $10,700   $8,673             $9,465
9/30/00             $11,100   $8,032             $9,315
12/31/00             $6,600   $5,402             $7,781
3/31/01              $3,200   $4,024             $6,313
6/30/01              $3,900   $4,726             $7,365
9/30/01              $2,500   $3,278             $5,522
12/31/01             $3,000   $4,265             $6,790

AVERAGE ANNUAL RETURNS
FROM INCEPTION          (51.37)%
1 YEAR                  (54.55)%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND, INVESTMENTS WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



       THE SMALL-CAP/MID-CAP PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MAY 1, 2000.

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


HIGH YIELD BOND PORTFOLIO



Dear Shareholders:



The High Yield Bond Portfolio seeks to provide a high level of current income through investment in a diversified portfolio of medium and lower-grade domestic corporate debt securities. For the year ended December 31, 2001, the portfolio produced a return of 0.51%. The return for the Lipper High Yield Bond Fund Index was a negative (1.04%).



High yield bonds have suffered one of the worst full-year returns in over a decade because default rates have risen to all-time highs. At first glance, the performance of the high-yield market may signal investors to avoid the asset class. However, several factors contribute to the attractiveness of high-yield securities as a compliment to any portfolio. Over the last five years, the average annual volatility on high-yield bonds was 6.2%, compared to a 19.1% volatility for equities over the same time period, as measured by the Wilshire 5000 Index. Over a long-term time horizon, high-yield bonds offer a more attractive risk/return profile than equities, historically providing a larger incremental return for additional risk exposure. The under-performance of high-yield bonds in recent years creates the opportunity for significant upside potential for this asset class, in our minds. Due to the weak performance in high-yield markets, credit spreads (additional return over Treasury yields) have widened dramatically, pushing yields higher. In addition to higher yields, the asset class offers a weak correlation to most other asset classes, providing diversification to a balanced portfolio.



Our portfolio strategy focuses on the higher quality end of the high-yield spectrum. The portfolio maintains a BB average rating, with a key goal of identifying issues whose financial conditions indicate potential improvement. Within this framework, we select securities from all sectors, avoiding concentration in any market sector or industry. We believe this diversification strategy helps to insulate the portfolio from excess volatility within particular sectors.



Respectfully,



Anne M. LeMire, C.P.A.
Portfolio Manager, High Yield Bond Portfolio

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN HIGH YIELD
BOND PORTFOLIO AND THE LIPPER HIGH YIELD BOND FUN INDEX

                                         LIPPER HIGH
          HIGH YIELD BOND PORTFOLIO  YIELD BOND PORTFOLIO
5/1/00                      $10,000               $10,000
6/30/00                     $10,000               $10,004
9/30/00                     $10,200                $9,926
12/31/00                    $10,100                $9,208
3/31/01                     $10,526                $9,524
6/30/01                     $10,419                $9,221
9/30/01                      $9,679                $8,658
12/31/01                    $10,152                $9,113

AVERAGE ANNUAL RETURN
FROM INCEPTION         0.91%
1 YEAR                 0.51%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND, INVESTMENTS WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



       THE HIGH YIELD BOND PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MAY 1, 2000.

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


INTERNATIONAL STOCK PORTFOLIO



Dear Shareholders:



The International Stock Portfolio's objective is to seek long-term growth of capital through investments primarily in the equity securities of established non-U.S. companies. The portfolio is guided by a strategy of investing across the spectrum of Morgan Stanley Capital International -- Europe Australia and Far East Index (MSCI EAFE) constituent countries while utilizing a quantitative and qualitative approach to selecting equity securities within the international universe. Equity investments are primarily made through purchases of American Depository Receipts (ADRs) and to a lesser degree, U.S.-listed equity securities of foreign companies. In 2001, the portfolio produced a return of -23.11%. Over that same time frame the broader international markets, as measured by the MSCI EAFE Index, returned -22.61%.



The portfolio's performance was impacted heavily by investments in Japan. Japan's Nikkei Index declined 23.52% for the year. Japanese holdings accounted for approximately 21% of the portfolio's holdings at year-end. However, this was roughly in-line with the weighting within the MSCI EAFE Index. This neutral approach to Japanese holdings, primarily centered in financial and technology companies, negatively impacted performance for the year. Other international markets also sold off in 2001 with European countries suffering from a global slowdown, a rapidly falling U.S. market, and concerns about the Euro. The portfolio's most favorable positions were centered in the Basic Materials, Energy, Consumer Staples, and Healthcare sectors which are traditional defensive areas of the markets. The global equity sell-off also revealed that although there are distinct benefits to investing internationally (primarily portfolio diversification), there remains some linkage of foreign equity markets to the well being of the U.S. equity market and economy. This linkage is surely partly responsible for the global nature of the sell-off. In other major markets, Germany's DAX Index fell 19.79%, France's CAC Index fell 21.97%, and London's FTSE 100 Index fell 16.15% for the year.



Going forward into 2002, we are concerned about the status of the U.S. economy as the U.S. still affects international markets. The Federal Reserve reduced interest rates continually last year in response to near zero GDP growth rates. A chief concern for us is that monetary policy typically has a lagged effect. This bodes poorly for the near term though we remain optimistic going forward in 2002. We are also very concerned about the near-term health of Japan, where the financial sector is struggling to cope with problems of removing bad loans from its books as well as a stagnant economy. The Nikkei Index has fallen mightily since the nation's stock and real estate markets collapsed in 1990-91. As bad loans on Japanese banks' books began to take shape, these losses were offset by equity holdings on the asset side of the same bank's books. Now that equity prices have fallen so drastically, banks no longer have the offset ability and must for the first time actively address balance sheet adjustments. This can be a painful process; however, it is a necessary one for the long-term health of the Japanese economy. In Europe we look for moderate growth and an equity rebound tied to a U.S. equity rebound. We see markets such as Denmark, France, Britain, Italy, Sweden, and Spain as the countries with the most promising outlook due to moderate growth and low inflation. We also anticipate the Euro to recover from its low levels versus the dollar as the U.S. current account deficit adjusts to a U.S. economic slowdown. Foreigners have been funding the U.S. current account deficit (where imports exceed exports) by investing in the U.S. markets where productivity levels created a competitive advantage. We believe the peak in U.S. productivity has or will soon arrive, followed by an improvement in the relative attractiveness of non-U.S. assets. This phenomenon will likely allow the Euro to gain strength relative to the dollar.

                        MANAGER'S LETTER TO SHAREHOLDERS

   --------------------------------------------------------------------------


The International Stock Portfolio is well positioned for the expected coming cycle through exposure to healthcare, financials and energy, while also providing exposure to market sectors that will benefit from the expected coming recovery such as technology and consumer cyclicals. We have reduced the portfolio's exposure to Japanese equities, primarily in the technology and financial sectors, and increased the exposure to cyclical European sectors. We continue to maintain our strategy that select technology names have a place in nearly all portfolios but are cautious of high valuations and unrealistic growth expectations across the sector. The portfolio continues to invest across a broad spectrum of countries while focusing on value-oriented stock picking to provide for future returns.



Sincerely,



Andrew R. Duncan, CFA
Portfolio Manager, International Stock Portfolio




EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
INTERNATIONAL STOCK PORTFOLIO, LIPPER INTERNATIONAL FUND INDEX AND THE MSCI EAFE TOTAL RETURN

           INTERNATIONAL                 LIPPER INTERNATIONAL
          STOCK PORTFOLIO  MSCI EAFE TR       FUND INDEX
5/1/00            $10,000       $10,000               $10,000
6/30/00            $9,800        $9,610                $9,530
9/30/00            $8,800        $8,840                $8,830
12/31/00           $8,048        $8,609                $8,476
3/31/01            $7,042        $7,433                $7,369
6/30/01            $6,941        $7,368                $7,413
9/30/01            $5,845        $6,340                $6,305
12/31/01           $6,188        $6,783                $6,837

AVERAGE ANNUAL RETURNS
FROM INCEPTION          (24.98)%
1 YEAR                  (23.11)%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND, INVESTMENTS WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



       THE INTERNATIONAL STOCK PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MAY 1, 2000.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

BOND RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:
AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:
Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:
AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

COMMERCIAL PAPER RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:
A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:
PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
       - Leading market positions in well-established industries.
       - High rates of return on funds employed.
       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATINGS (INCLUDES COMMERCIAL PAPER):
F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "v" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

DESCRIPTION OF DUFF & PHELP'S HIGHEST COMMERCIAL RATINGS:

HIGH GRADE
D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:
TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.
      +-

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PREFERRED STOCK RATING
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:
AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelmingly as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B,
CCC Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:
aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "'a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

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[SM&R LOGO]
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                                 PRIVACY NOTICE



Maintaining the privacy of current and former customers' nonpublic personal information is important to us. That's why we take every reasonable precaution to safeguard your personal information from unauthorized access. After all, we realize that your relationship with us is built on trust. Preserving that trust is our goal. So whether you visit our web site or call our service representatives, rest assured that we are keeping your personal information safe and secure.



This Notice has been prepared to help you understand what types of nonpublic personal information -- INFORMATION ABOUT YOU THAT IS NOT PUBLICLY AVAILABLE -- we may collect, how we use it and how we protect your privacy.



PRIVACY POLICY HIGHLIGHTS


In the normal course of business, we collect, retain and use information about you to serve your financial needs, administer your account(s) and inform you of products and services that may be of interest. This information, which is commonly referred to as nonpublic personal information, may be collected from a number of sources. These sources include:



- Information you provide to us on applications and other forms such as your name, social security number, address, assets, income, etc.



- Information about transactions with us, our affiliates and third parties.



- Information from others such as credit reporting agencies, employers and federal and state agencies.



- Address information we receive from a third party when you have moved.



We limit the collection and use of your information to what is necessary to provide you with superior service.



SHARING OF NONPUBLIC PERSONAL INFORMATION


We will not share nonpublic personal information about you or a former customer with anyone, including other affiliated companies or third parties, except as permitted by law.



We may disclose, as allowed by law, all types of nonpublic personal information we collect when needed to:



- affiliated companies, representatives, employees and third parties that market our services and products and administer and service customer accounts on our behalf.



- other financial institutions with whom we have servicing or joint marketing agreements. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.



Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include banks, attorneys, trustees, third-party administrators, custodians, insurance agents, insurance companies, credit reporting agencies, registered broker-dealers, auditors, regulators, transfer agents and reinsurers.



CONFIDENTIALITY, SECURITY, AND INTEGRITY


We restrict access to nonpublic personal information about you to those employees, representatives, affiliates and third parties who need to know that information to provide products or services to you. We have policies and procedures that give direction to our employees and representatives acting on our behalf regarding the protection and use of customer nonpublic personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.



INDEPENDENT SM&R REPRESENTATIVES


SM&R's Privacy Policy applies, to the extent required by law, to its representatives when acting on behalf of SM&R. Because the representative has a unique business relationship with you, there may be instances when this same representative may not be acting on behalf of SM&R. In these instances the representative may collect nonpublic personal information on their own behalf or on behalf of another in which case SM&R's Privacy Policy would not apply. Contact your SM&R representative to learn more about his/her privacy practices.



UPDATING AND CORRECTING YOUR PERSONAL ACCOUNT INFORMATION


The accuracy of your personal information is important to us. We encourage you to update your personal information anytime there is a change by writing or calling our Investor Service Representatives at 1-800-231-4639. Your call is recorded for your personal security.



PRIVACY POLICY CHANGES


We reserve the right to change any of their privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.



THIS PRIVACY NOTICE IS PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WE RECOMMEND THAT YOU READ AND RETAIN THIS NOTICE FOR YOUR PERSONAL FILES.

THIS PRIVACY NOTICE IS PROVIDED ON BEHALF OF THE FOLLOWING: Securities Management and Research, Inc., SM&R Mutual Funds, American National Insurance Company and Comprehensive Investment Services.



                           NOT PART OF THE PROSPECTUS

                   FOR MORE INFORMATION ABOUT THE PORTFOLIOS
   --------------------------------------------------------------------------

The following documents contain more information about the portfolios and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI).
The SAI contains additional information about all aspects of the portfolios. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS.

The portfolios' annual and semi-annual reports provide additional information about the portfolios' investments. The annual report for the fiscal year ended December 31, 2001 contains a discussion of the market conditions and investment strategies that significantly affected each portfolio's performance during the last fiscal year.

 REQUESTING DOCUMENTS.
 You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the portfolios either by contacting your broker or by contacting the portfolios at:

 AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
 P.O. BOX 58969
 HOUSTON, TEXAS 77258-8969
 TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
            1-281-334-2469 (COLLECT)

You can review and copy information about the portfolios, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the portfolios also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

GROWTH PORTFOLIO

EQUITY INCOME PORTFOLIO

BALANCED PORTFOLIO

MONEY MARKET PORTFOLIO

GOVERNMENT BOND PORTFOLIO

SMALL-CAP/MID-CAP PORTFOLIO

HIGH YIELD BOND PORTFOLIO

INTERNATIONAL STOCK PORTFOLIO

                                          Investment Company
                                          File No. 811-06155

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2002


                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                                              AMERICAN NATIONAL GROWTH PORTFOLIO
                                       AMERICAN NATIONAL EQUITY INCOME PORTFOLIO
                                            AMERICAN NATIONAL BALANCED PORTFOLIO
                                        AMERICAN NATIONAL MONEY MARKET PORTFOLIO
                                     AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO
                                             AMERICAN NATIONAL SMALL-CAP/MID-CAP
                                                                       PORTFOLIO
                                     AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO
                                           AMERICAN NATIONAL INTERNATIONAL STOCK
                                                                       PORTFOLIO

2450 South Shore Boulevard, Suite 400
League City, Texas 77573
1-800-231-4639
Toll Free 1-800-526-8346


    This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the prospectus dated May 1, 2002 (the "Prospectus"). A copy of the Prospectus is available without charge upon written request to American National Investment Accounts, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, or by phoning 281-334-2469 or (Toll Free) 800-231-4639. Terms not defined herein have the same meaning as given to them in the Prospectus.


    Shares of American National Investment Accounts, Inc. (the "Fund") are currently sold only to separate accounts (the "Separate Accounts") of American National Insurance Company ("American National") to fund benefits under variable life insurance policies and variable annuity contracts (all of such insurance policies and variable annuity contracts are referred to as the "Contract" or "Contracts") issued by American National. The Separate Accounts invest in shares of the Fund through subaccounts that correspond to each of the portfolios. The Separate Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts. Securities Management and Research, Inc. ("SM&R") is the investment adviser for the Fund.

    No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and/or the Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS


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
                                                                  PAGE
                                                              --------
THE FUND....................................................         1
INVESTMENT OBJECTIVES AND POLICIES..........................         2
    FUNDAMENTAL INVESTMENT LIMITATIONS......................         2
NON-FUNDAMENTAL OPERATING POLICIES..........................         3
INVESTMENT TECHNIQUES.......................................         4
    U. S. TREASURY SECURITIES...............................         4
    U.S. GOVERNMENT OBLIGATIONS.............................         5
    MORTGAGE-BACKED U.S. GOVERNMENT OBLIGATIONS.............         5
    INFLATION INDEXED BONDS.................................         6
    COLLATERALIZED MORTGAGE OBLIGATIONS.....................         7
    MORTGAGE PASS-THROUGH SECURITIES........................         8
    OTHER ASSET-BACKED SECURITIES...........................         8
    REPURCHASE AGREEMENTS...................................         9
    REVERSE REPURCHASE AGREEMENTS...........................        10
    RATINGS.................................................        10
    LENDING OF SECURITIES...................................        10
    WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS...........        11
    FOREIGN DEBT SECURITIES.................................        12
    FOREIGN CURRENCY TRANSACTIONS...........................        12
    ILLIQUID SECURITIES.....................................        13
    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER.......        13
    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES.........        13
    MONEY MARKET PORTFOLIO INVESTMENTS......................        14
    INVESTMENTS IN OTHER INVESTMENT COMPANIES...............        15
    CONVERTIBLE SECURITIES..................................        15
    WARRANTS................................................        16
STRATEGIC TRANSACTIONS......................................        17
PORTFOLIO TURNOVER..........................................        27
MANAGEMENT OF THE FUND......................................        28
    OFFICERS AND DIRECTORS OF THE FUND......................        28
REMUNERATION OF DIRECTORS...................................        35
POLICY REGARDING PERSONAL INVESTING.........................        35
    PERSONAL INVESTING BY PORTFOLIO MANAGERS................        36
    PERSONAL INVESTING BY OTHER SM&R OFFICERS AND
      EMPLOYEES.............................................        36
INVESTMENT ADVISORY AND OTHER SERVICES......................        37
    CONTROL AND MANAGEMENT OF SM&R..........................        37
    INVESTMENT ADVISORY AGREEMENT...........................        38
    ADVISORY FEES PAID......................................        39
    ADMINISTRATIVE SERVICE AGREEMENT........................        40
    EXPENSES BORNE BY THE PORTFOLIOS........................        41


                                       ii
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
                                                                  PAGE
                                                              --------
UNDERWRITER.................................................        42
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION.............        42
FUND SHARES.................................................        44
    CAPITAL STOCK...........................................        44
    VOTING RIGHTS...........................................        45
PURCHASE, REDEMPTION AND PRICING OF SHARES..................        46
    PURCHASING AND REDEEMING SHARES.........................        46
    DETERMINATION OF NET ASSET VALUE........................        46
    MONEY MARKET PORTFOLIO..................................        47
    GROWTH, BALANCED, EQUITY INCOME, GOVERNMENT BOND,
      SMALL-CAP/MID-CAP, INTERNATIONAL STOCK AND HIGH YIELD
      BOND PORTFOLIOS.......................................        47
TAX STATUS..................................................        48
    SUBCHAPTER M............................................        48
    SECTION 817(h)..........................................        49
CUSTODIAN...................................................        49
TRANSFER AGENT AND DIVIDEND PAYING AGENT....................        50
COUNSEL AND AUDITORS........................................        50
FINANCIAL STATEMENTS........................................        50
PERFORMANCE AND ADVERTISING DATA............................        50
    MONEY MARKET PORTFOLIO--YIELD...........................        51
    TOTAL RETURN............................................        52
EXHIBIT 1--Audited Financial Statements.....................        54

                                    THE FUND

    American National Investment Accounts, Inc. (the "Fund") provides a range of investment alternatives through its eight separate portfolios (each a "Portfolio"; collectively, the "Portfolios"). It currently offers the following portfolios:

    - GROWTH PORTFOLIO

    - EQUITY INCOME PORTFOLIO

    - BALANCED PORTFOLIO

    - MONEY MARKET PORTFOLIO

    - GOVERNMENT BOND PORTFOLIO

    - SMALL-CAP/MID-CAP PORTFOLIO

    - HIGH YIELD BOND PORTFOLIO

    - INTERNATIONAL STOCK PORTFOLIO

    Each Portfolio is in effect a separate mutual fund. A separate class of capital stock is issued for each Portfolio.

    The Fund was incorporated under the laws of the State of Maryland on March 14, 1988. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Act") as a diversified, open-end management investment company commonly known as a "mutual fund". A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. The Fund is an open-end investment company because it generally must redeem an investor's shares upon request. The Fund is a diversified investment company because it offers investors an opportunity to reduce the risk inherent in all investments in securities by spreading their investment over a number of companies. However, diversification cannot eliminate such risks. Registration under the 1940 Act does not imply any supervision by the Securities and Exchange Commission (the "SEC") over the Fund's management or investment policies or practices.

                       INVESTMENT OBJECTIVES AND POLICIES

    As noted in the Prospectus under "Investment Objectives and Policies," each Portfolio has its own investment objective and follows policies and techniques designed to achieve that objective.

FUNDAMENTAL INVESTMENT LIMITATIONS

    Each Portfolio's investment objective and the following fundamental investment limitations cannot be changed in any material way without the approval of a majority of the Fund's shares. For these purposes, a "majority" means the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Fund.

    DIVERSIFICATION. With respect to 75% of each Portfolio's total assets, each such Portfolio may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of each Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by each Portfolio.

    INDUSTRY CONCENTRATION. Each Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    BORROWING. Each Portfolio may not borrow money, except (a) each Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) each Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) each Portfolio may purchase securities on margin to the extent permitted by applicable law, and (e) each Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financing.

    LOANS. Each Portfolio may not make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of securities as permitted by applicable law.

    UNDERWRITING. Each Portfolio may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by each Portfolio may be deemed to be an underwriting.

    REAL ESTATE. Each Portfolio may not purchase, hold or deal in real estate, although each Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by each Portfolio as a result of the ownership of securities.

    COMMODITIES. Each Portfolio may not invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

    SENIOR SECURITIES. Each Portfolio may not issue senior securities to the extent such issuance would violate applicable law.

    The above mentioned investment limitations are considered at the time investment securities are purchased.


NON-FUNDAMENTAL INVESTMENT LIMITATIONS



    Certain of the Fund's Portfolios have the non-fundamental investment limitations described below. These limitations may not be changed without providing the shareholders of the applicable Portfolio with at least 60 days prior notice. The word "assets," for purposes of the investment limitations discussed in this section, means net assets of the Portfolio plus the amount of borrowings for investment purposes. These limitations are considered at the time investment securities are purchased.



    GOVERNMENT BOND PORTFOLIO. The Government Bond Portfolio, under normal circumstances, invests at least 80% of the value of its assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.



    SMALL-CAP/MID-CAP PORTFOLIO. The Small-Cap/Mid-Cap Portfolio, under normal circumstances, invests at least 80% of the value of its assets in stocks and equity related securities of small to medium-sized companies, as defined in the Prospectus.



    HIGH YIELD BOND PORTFOLIO. The High Yield Bond Portfolio, under normal circumstances, invests at least 80% of the value of its assets in a diversified portfolio of medium and lower-grade domestic corporate debt securities.


                       NON-FUNDAMENTAL OPERATING POLICIES


    In addition to the fundamental and non-fundamental investment limitations and the operating policies, or non-fundamental investment restrictions, described elsewhere in this Statement of Additional Information and in the Prospectus, each Portfolio has the operating policies described below. These operating policies can be changed by the Board of Directors without approval from the shareholders. Each Portfolio will not:


    1. Purchase additional securities when outstanding borrowing by the Portfolio exceeds 5% of the Portfolio's total assets.

    2.  Invest in companies for the purpose of exercising management or control.

    3. Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such futures or options would exceed 5% of the Portfolio's net asset value.

    4. Purchase securities of other investment companies or portfolios or series of such companies except (i) in compliance with the 1940 Act, or
        (ii) for shares of the Money Market Portfolio in accordance with any SEC orders or exemptions permitting such purchases.

    5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with borrowing specifically permitted under the fundamental investment limitations. In no event shall any such mortgaging, pledging or hypothecating exceed 33 1/3% of the Portfolio's total assets at the time of borrowing.

    6. Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs.

    7. Invest in puts, calls, straddles, spreads, or any combination thereof, except currency, interest rate, and financial instrument contracts.

    8.  Engage in the strategy of short sales of securities.

    9. Invest more than 5% of the value of the Portfolio's total assets in securities of companies having a record of less than three years continuous operations.

    10. Purchase or retain securities of an issuer if any officer or director of the Company or of its investment advisor individually owns more than one-half of one percent (0.5%) of the securities of that issuer or if such officers and directors of the Company and of its investment advisor together own more than 5% of the securities of that issuer.

    11. Purchase securities on margin, except as permitted by applicable law and in accordance with the Portfolio's fundamental investment limitations on borrowing.

    12. Invest in variable amount master demand notes.

    13. Engage in arbitrage.

    14. Purchase any security which is an "illiquid security" if more than 15% (10% for the Money Market Portfolio) of the net assets of the Series taken at market value would be invested in such securities.

                             INVESTMENT TECHNIQUES

    U.S. TREASURY SECURITIES. Each Portfolio may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

    U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may invest in direct or implied debt obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Such obligations include, but are not limited to, Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration, the Export-Import Bank, the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), the United States Postal Service, the Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, and Federal Land Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

    In the case of U.S. Government Obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

    The Portfolios will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. Government only when, in its opinion, the credit risk is minimal. Except in the case of the Money Market Portfolio, the Portfolios do not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Portfolio's liquidity on a short-term basis during adverse and unusual market conditions.

    MORTGAGE-BACKED U.S. GOVERNMENT OBLIGATIONS. The Government Bond Portfolio and Balanced Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interest in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.

    The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Government Bond and

Balanced Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgages at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by SM&R on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Government Bond Portfolio and Balanced Portfolio reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Government Bond and Balanced Portfolios ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Government Bond and Balanced Portfolios at a premium would result in capital losses.

    INFLATION INDEXED BONDS. The Government Bond Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

    If the periodic adjustment rate measuring inflation falls, the principal value of inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

    The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although such a market is expected to develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility the portfolio may be forced to liquidate positions when it would not be advantageous to do so.

    Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Balanced Portfolio, Government Bond Portfolio and the Money Market Portfolio each may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations in which the Balanced, Government Bond Portfolio and Money Market Portfolios may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

    A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

    The Money Market Portfolio will not invest in any CMOs that are not fully collateralized obligations. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

    Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

    The Government Bond Portfolio may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the Government Bond Portfolio may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

    MORTGAGE PASS-THROUGH SECURITIES. Additionally, the Government Bond Portfolio may invest in mortgage pass-through securities that do not contain government guarantees. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the entities creating the mortgage pools. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Government Bond Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

    OTHER ASSET-BACKED SECURITIES. It is expected that new types of asset-backed securities (unrelated to mortgage loans) may be available for investment in the future and may be purchased by the funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, such as home equity loan receivables. Traditional home equity loans (HELs) are very similar to residential mortgages which pass through principal payments (or amortize) over a time period. Generally these securities have maturities of 10 to 20 years, which is modestly shorter than a traditional 30-year first mortgage. Although some HELs evidence a first lien on the underlying property, usually a first mortgage is in place concurrently with a HEL. Another asset-backed security is a home equity line of credit (HELOC), which is a line of credit extended to a property owner that can be drawn upon, and paid down and then re-drawn upon until the line's final maturity. This revolving feature results in HELOC cash flows looking very similar to credit card cash flows. As with other pass-through securities, an investor's return may be affected by early prepayment of principal on the underlying loan.

    Consistent with the Government Bond Portfolio's investment objectives and policies, the portfolio manager may invest in other types of asset-backed securities.

    REPURCHASE AGREEMENTS. Each Portfolio may purchase repurchase agreements either for defensive purposes due to market conditions or to generate income from its excess cash balances. In a repurchase agreement, a Portfolio will acquire and hold a security (government security, certificate of deposit, or banker's acceptance) subject to the seller's agreement to repurchase the securities at a predetermined price within a specified time (normally one day to one week), thereby determining the yield during the Portfolio's holding period.

    These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's Custodian Bank until repurchased. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Portfolio purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Portfolio might also incur disposition costs in liquidating the collateral.

    The Portfolios will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Board which set forth credit worthiness standards for the banks and registered government security dealers with whom the Portfolios may enter into such repurchase agreements. Such arrangements permit each Portfolio to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No

Portfolio will purchase repurchase agreements maturing more than seven (7) days after such purchase.

    The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within the control of that Portfolio and therefore the realization by that Portfolio on such collateral may be automatically stayed. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolios' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

    REVERSE REPURCHASE AGREEMENTS. Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, which will be subject to the Fund's fundamental restrictions.

    RATINGS. If the rating of a security purchased by a Portfolio is subsequently reduced below the minimum rating required for purchase or a security purchased by the Portfolio ceases to be rated, neither event will require the sale of the security. However, SM&R will consider any such event in determining whether the Portfolio should continue to hold the security. For subsequent downgrades of securities purchased by the Money Market Portfolio, steps shall be taken to reassess promptly whether such security continues to present minimal credit risks and the Portfolio shall take such action as is determined to be in the best interests of the Portfolio and its shareholders.

    LENDING OF SECURITIES. Although there is no present intent to do so, the Portfolios may lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their portfolio securities, the Portfolios attempt to increase their income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolios. The Portfolios may lend their portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the

Rules and Regulations or interpretations of the SEC thereunder, which currently require that --

    (a) the borrower pledge and maintain with the Portfolios collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans,

    (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis),

    (c) the loans be made subject to termination by the Portfolios at any time, and

    (d) the Portfolios receive reasonable interest on the loans (which may include the Portfolios investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value.

    The principal risk of lending is the potential insolvency of the borrower. In this event, the portfolio could experience delays in recovering its securities and possible capital losses.

    WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Government Bond Portfolio and the High Yield Bond Portfolio may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, generally no payment is made by the Government Bond and High Yield Portfolios to the issuer and no interest accrues to the Portfolios. These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions.

    Because the Government Bond Portfolio or High Yield Bond Portfolio relies on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete a transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered advantageous. When the Government Bond Portfolio or the High Yield Bond Portfolio is the buyer in such transactions, however, it will maintain, in a segregated account with its custodian, cash, short-term money market instruments, high quality debt securities or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Government Bond Portfolio and the High Yield Bond Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Government Bond Portfolio's or the High Yield Bond Portfolio's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Government Bond Portfolio or the High Yield Bond Portfolio engages in "when issued" and "delayed delivery transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

    FOREIGN DEBT SECURITIES. The Government Bond Portfolio may invest up to 5% of its assets in debt obligations of foreign corporations or financial institutions, such as Yankee Bonds and Eurodollar Bonds. Yankee Bonds are U.S. dollar-denominated obligations of foreign issuers that are issued in the United States. Eurodollar Bonds are U.S. dollar-denominated obligations of U.S. or foreign issuers that are traded outside the U.S., primarily in Europe.

    Yankee Bonds involve certain risks associated with investing in a foreign issuer. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the remittance of amounts due the Portfolio, lack of comparable publicly-available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and difficulty in enforcing claims against foreign issuers in the event of default. Eurodollar Bonds are subject to the same risks as domestic issues, in particular, credit risk, market risk and liquidity risk. Eurodollar Bonds are subject to sovereign risk, including the risk that a foreign government might prevent dollar-denominated funds from leaving the country. Eurodollar Bonds that are issued by foreign issuers are subject to the same risks as Yankee Bonds.

    FOREIGN CURRENCY TRANSACTIONS. The International Stock Portfolio will normally conduct its foreign currency exchange transactions either on a spot (ie cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The International Stock Portfolio will generally not enter into a forward contract with a term greater than one year.

    The International Stock Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when it is believed that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency), approximating the value of some or all of the International Stock Portfolio's securities denominated in such foreign currency. Under certain circumstances, a fund may commit a substantial portion or the entire value of its portfolio to consummation of these contracts. SM&R will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the International Stock Portfolio and the flexibility of the International Stock Portfolio to purchase additional securities.

    ILLIQUID SECURITIES. Each Portfolio may invest up to 15% (10% of the Money Market Portfolio) of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that SM&R deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER. If otherwise consistent with its investment objective and policies, a Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

    Any such security may be determined to be LIQUID under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Portfolio holding such securities may increase.

    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Savings and loan associations whose certificates of deposit may be purchased by the Portfolios are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

    The Money Market Portfolio may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

    MONEY MARKET PORTFOLIO INVESTMENTS. Pursuant to the 1940 Act, the Money Market Portfolio may invest only in United States dollar-denominated instruments that present minimal credit risks, have a remaining maturity of 397 calendar days or less, and which are at the time of acquisition "eligible securities" as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is:

    A security with a remaining maturity of 397 calendar days or less ("Short-term") that has received a rating from two nationally recognized statistical rating organizations ("NRSROs"), or if rated by only one NRSRO, from that NRSRO, in one of the two highest rating categories ("Acceptable Rating") for debt obligations; or

    A security with a remaining maturity of 397 calendar days or less issued by an issuer that has received an Acceptable Rating from at least two NRSROs, or if rated by only one NRSRO, from that NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security (a "Comparable Security").

    If a security is acquired based on the rating of only one NRSRO, such acquisition must be ratified by the Board. While Rule 2a-7 permits money market funds to invest in certain unrated securities of comparable quality to eligible rated securities, the Money Market Portfolio currently does not intend to invest in unrated securities.

    SM&R has the responsibility of determining that each investment by the Money Market Portfolio presents minimal credit risks. SM&R's determination of minimal credit risk will be based on an analysis of the issuer's (and, if applicable, any guarantor's) capacity to repay its Short-term debt obligations. The analysis cannot rely on ratings alone, but must be made on factors pertaining to credit quality in addition to any rating that the security or the issuer may have been assigned. The extensiveness of the evaluation may vary with the type and maturity of the instrument involved and the SM&R's familiarity with the issuer.

    The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share; provided, however, that the Portfolio will not (1) purchase any instrument with a remaining maturity at the date of acquisition of greater than 397 calendar days, or (2) maintain a dollar-weighted average portfolio Maturity that exceeds 90 days. The "maturity" of a portfolio instrument is the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption must be made.

    The Money Market Portfolio will maintain a diversified portfolio in accordance with the provisions of Rule 2a-7. In meeting diversification requirements of the Rule, SM&R classifies securities into First and Second Tier Securities, as defined in the 1940 Act. A "First Tier Security" is an Eligible Security that (1) has been rated by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (2) has been issued by an issuer that is rated with respect to a Comparable Security, by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (3) has been issued by a registered investment company that is a money market fund; or (4) is a "Government Security," as defined in Section 2(a)(16) of the 1940 Act. A "Second Tier Security" is an Eligible Security that is not a First Tier Security.

    Immediately after the acquisition of any security (other than a Government Security), SM&R shall confirm that the Portfolio has not invested more than 5% of its total assets in securities issued by any one issuer; provided, however, that the Portfolio may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after the purchase; provided, further, that the Portfolio may not make more than one investment in accordance with the foregoing provision at any time. Immediately after the acquisition of a Second Tier Security, SM&R shall confirm that the Portfolio has not invested more than (1) the greater of 1% of its total assets or one million dollars in securities issued by that issuer that are Second Tier Securities, and (2) 5% of its total assets in securities which, when acquired were, or have become, Second Tier Securities.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. From time to time, investments in other investment companies (mutual funds) may be the most effective available means by which the portfolios may invest in securities of issuers in certain countries. Such investments may include, for example, investments by the International Stock Portfolio in World Equity Benchmark Shares-SM- (commonly known as "WEBS"), which are exchange-traded shares of investment company series that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the International Stock Portfolio would continue to pay its own management fees and other expenses. The International Stock Portfolio may make these investments when, in the judgment of SM&R, the potential benefits outweigh the payment of any applicable premium, sales load and expenses. The International Stock Portfolio's investments in other investment companies are subject to the provisions of the Investment Company Act of 1940, except that a portfolio will not purchase securities of registered open-end investment companies or registered unit in investment trusts in reliance on section 12(d)(1)(F) or (12)(d)(1)(G) of the 1940 Act.

    CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other security of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by domestic companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

    The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

    WARRANTS. The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


    PORTFOLIO DEPOSITARY RECEIPTS. To the extent otherwise consistent with its investment policies and applicable law, each of the portfolios (except the Money Market Portfolio) may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the portfolios (except the Money Market Portfolio) may invest in Standard & Poor's Depositary Receipts-Registered Trademark- (SPDRs)-Registered Trademark-, issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary
Receipts-Registered Trademark- (MidCap SPDRs)-Registered Trademark-, similarly linked to the S&P MidCap 400 Index.


    There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.

                             STRATEGIC TRANSACTIONS

    To the extent described below, the High Yield Bond Portfolio and the International Stock Portfolio (each a "portfolio" and collectively the "portfolios" for purposes of this section ONLY) may, but are not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

    In the course of pursuing these investment strategies, the High Yield Bond Portfolio may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the portfolio resulting from securities markets or currency exchange markets, to protect the portfolio's unrealized gains in the value of its portfolio's securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio's securities, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The International Stock Portfolio may purchase and sell futures contracts, forward contracts and options on securities, financial indices, and foreign currencies.

    The portfolios may sell options on securities the portfolios own or have the right to purchase without additional payments, up to 25% of each portfolio's net assets, for non-hedging purposes. When a portfolio sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the portfolio will realize as profit the premium received for such option. When a call option of which a portfolio is the writer is exercised, the option holder purchases the underlying security at the strike price and the portfolio does not participate in any increase in the price of such securities above the strike price. In addition, the portfolio would need to replace the underlying securities at prices which may not be advantageous to the portfolio. When a put option of which a portfolio is the writer is exercised, the portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

    Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a portfolio to utilize these Strategic Transactions successfully will depend on SM&R's ability to predict pertinent market movements, which cannot be assured. The portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

    Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent SM&R's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation a portfolio can realize on its investments or cause a portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a portfolio's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by a portfolio from its Strategic Transactions will generally be taxable.

    GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The portfolios are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

    With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The portfolios' ability to close out their positions as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

    Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, SM&R must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). Certain OTC options may be illiquid and subject to the portfolios' limitation on illiquid securities.

    If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in the portfolio or will increase the portfolio's income. The sale of put options can also provide income. A portfolio may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by a portfolio must be "covered" (i.e., the portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the portfolio will receive the option premium to help protect it against loss, a call sold by the portfolio exposes the portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the portfolio to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that a portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

    GENERAL CHARACTERISTICS OF FUTURES. A portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by a portfolio, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option. A portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

    A portfolio will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

    OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The portfolios also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

    CURRENCY TRANSACTIONS. The portfolios may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.

    A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The portfolios may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by SM&R.

    The portfolios' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The portfolios will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

    A portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

    To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the High Yield Bond Portfolio and the International Stock Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the High Yield Bond Portfolio's and the International Stock Portfolio's securities denominated in linked currencies. For example, if SM&R considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the portfolio holds securities denominated in Austrian schillings and SM&R believes that the value of schillings will decline against the U.S. dollar, SM&R may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below.

    RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a portfolio it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

    COMBINED TRANSACTIONS. A portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of SM&R, it is in the best interests of the portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on SM&R's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

    SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the High Yield Bond Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The High Yield Bond Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. The High Yield Bond Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the portfolio may be obligated to pay. Interest rate swaps involve the exchange by the High Yield Bond Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

    The High Yield Bond Portfolio may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, SM&R and the High Yield Bond Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The High Yield Bond Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by SM&R. If there is a default by the Counterparty, the High Yield Bond Portfolio may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms now act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

    USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a portfolio segregate cash or liquid securities with its custodian to the extent portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the portfolios to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by a portfolio requires the portfolio to segregate cash or liquid securities equal to the exercise price. A currency contract which obligates a portfolio to buy or sell currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the portfolio's obligations or to segregate cash or liquid securities equal to the amount of the portfolio's obligation.

    OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, when a portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the portfolio will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by a portfolio other than those above generally settle with physical delivery, and the portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option thereon, a portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities. With respect to swaps, the High yield Bond Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the High Yield Bond Portfolio's net obligation, if any.

    Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A portfolio also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the portfolio. Moreover, instead of segregating assets if the portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

    The portfolios' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                               PORTFOLIO TURNOVER

    Portfolio turnover for a Portfolio is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Portfolio's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's portfolio securities were replaced within one year. In general, it is intended that portfolio changes in the Portfolios be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Balanced Portfolio are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Portfolio and its shareholders must bear such higher expenses.

    The portfolio turnover rates for the Portfolios for past three fiscal years are as follows:


                                  YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 2001
                               -----------------   -----------------   -----------------
Growth Portfolio.............       20.96%              17.36%              33.57%
Equity Income Portfolio......       16.42%              22.67%              33.28%
Balanced Portfolio...........       31.53%              13.41%              16.49%



    The Money Market Portfolio experienced no portfolio turnover because it invests only in short-term money market instruments. Additionally, the Government Bond Portfolio, the Small-Cap/Mid-Cap Portfolio, the High Yield Bond Portfolio and the International Stock Portfolio, which commenced operations on May 1, 2000, have portfolio turnover rates as follows:



                                                EIGHT MONTHS
                                                    ENDED            YEAR ENDED
                                              DECEMBER 31, 2000   DECEMBER 31, 2001
                                              -----------------   -----------------
Government Bond Portfolio...................        7.82%              22.68%
Small-Cap/Mid-Cap Portfolio.................        2.67%              16.23%
High Yield Bond Portfolio...................      --                   12.18%
International Stock Portfolio...............        6.18%              18.74%

    No brokerage commissions have been paid during the Portfolios' three most recent periods to any broker which is an affiliated person of the Portfolios, which is an affiliated person of a broker which is an affiliated person of the Portfolios or an affiliated person of which is an affiliated person of the Portfolios, American National, or SM&R.

                             MANAGEMENT OF THE FUND

    The Board of Directors of the Fund has the responsibility for the overall management of the Fund, including general supervision and review of investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund.

OFFICERS AND DIRECTORS OF THE FUND


    Information about each of the officers and directors of the Fund is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Portfolios, as defined in the 1940 Act, are indicated by the appropriate heading.



INDEPENDENT DIRECTORS



                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                                     TERM OF OFFICE                                     FUND COMPLEX
                                  POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY
NAME, ADDRESS, AND AGE               WITH FUND        TIME SERVED           DURING PAST 5 YEARS           DIRECTOR
----------------------            ----------------   --------------   --------------------------------  -------------
Ernest S. Barratt, Ph.D.          Director           Indefinite       Marie B. Gale Centennial               19*
2450 South Shore Blvd.,                              Since 8/90       Professor in Psychiatry,
League City, TX 77573                                                 Cognitive Neuroscopic
Age 76                            Audit Committee    Indefinite       Laboratory, Department of
                                                     Since 12/97      Psychiatry and Behavioral
                                                                      Sciences, University of Texas
                                                                      Medical Branch

Jack T. Currie                    Director           Indefinite       Personal Investments                   19*
2450 South Shore Blvd.,                              Since 9/00
League City, TX 77579
Age 73                            Audit Committee    Indefinite
                                                     Since 11/00

Edwin K. Nolan                    Director           Indefinite       Investor and Attorney, Law             19*
2450 South Shore Blvd.,                              Since 11/97      Offices, Edwin K. Nolan, P.C.
League City, TX 77573
Age 58                            Nominating         Indefinite       Director/Owner of Canyon Lake
                                  Committee          Since 11/00      Aviation, Inc.
                                                                      Director of Hancock Mini Mart,
                                                                      Inc.

Robert V. Shattuck                Director           Indefinite       Attorney, Law Offices, Robert V.       19*
2450 South Shore Blvd.,                              Since 11/97      Shattuck, Jr.
League City, TX 77573
Age 60                            Nominating         Indefinite
                                  Committee          Since 11/00

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                                     TERM OF OFFICE                                     FUND COMPLEX
                                  POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY
NAME, ADDRESS, AND AGE               WITH FUND        TIME SERVED           DURING PAST 5 YEARS           DIRECTOR
----------------------            ----------------   --------------   --------------------------------  -------------
Donald P. Stevens                 Director           Indefinite       Assistant to the President for         19*
2450 South Shore Blvd.,                              Since 9/00       Governmental Relations of the
League City, TX 77573                                                 University of Texas Medical
Age 54                            Nominating         Indefinite       Branch, Galveston, TX
                                  Committee          Since 11/00
                                                                      Vice President and Director,
                                                                      Jamail Galveston Foundation (a
                                                                      family charitable foundation)

Steven H. Stubbs                  Director           Indefinite       President and Director of              19*
2450 South Shore Blvd.,                              Since 9/00       Dancing Rabbit Press, Inc. (a
League City, TX 77573                                                 publishing company)
Age 64
                                                                      Director, Secretary/Treasurer of
                                                                      Philadelphia Main Street
                                                                      Association (an economic
                                                                      development corporation)

Jamie G. Williams                 Director           Indefinite       Academic Language Therapist and        19*
2450 South Shore Blvd.,                              Since 11/97      Educational Consultant
League City, TX 77573
Age 55                            Audit Committee    Indefinite       Director, Center for Computer
                                  Chairman           Since 11/00      Assitance to the Disabled
                                                                      (C-Cad)

Frank P. Williamson               Director           Indefinite       Retired, Owner of Professional         19*
2450 South Shore Blvd.,                              Since 11/97      Pharmacy
League City, TX 77573
Age 69

INTERESTED DIRECTORS



                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                              TERM OF OFFICE                              FUND COMPLEX     INTERESTED
                           POSITION(S) HELD   AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY      DIRECTOR
NAME, ADDRESS, AND AGE        WITH FUND        TIME SERVED        DURING PAST 5 YEARS       DIRECTOR      RELATIONSHIP
----------------------     ----------------   --------------   -------------------------  -------------   ------------
Michael W. McCroskey       President &        Indefinite       President, CEO, Director        19*            (1)
2450 South Shore Blvd.,    Director           Since 8/94       and member of Executive
League City, TX 77573                                          Committee of Securities
Age 58                                                         Management and Research,
                                                               Inc. (SM&R)^
                                                               Executive Vice President
                                                               and Treasurer of American
                                                               National Insurance
                                                               Company
                                                               Director and President of
                                                               ANREM Corporation (real
                                                               estate management
                                                               company)^
                                                               President and Director of
                                                               ANTAC Corporation (real
                                                               estate management
                                                               company)^
                                                               Director of Comprehensive
                                                               Investment Services, Inc.
                                                               (investment services
                                                               company)^
                                                               Vice President of Garden
                                                               State Life Insurance
                                                               Company^
                                                               Vice President of
                                                               American National
                                                               Property & Casualty
                                                               Company^
                                                               Vice President of
                                                               Standard Life & Accident
                                                               Insurance Company^
                                                               Vice President of Pacific
                                                               Property and Casualty
                                                               Company^
                                                               Assistant Secretary of
                                                               American National General
                                                               Insurance Company^
                                                               Assistant Secretary of
                                                               American National Life
                                                               Insurance Company of
                                                               Texas^

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                              TERM OF OFFICE                              FUND COMPLEX     INTERESTED
                           POSITION(S) HELD   AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY      DIRECTOR
NAME, ADDRESS, AND AGE        WITH FUND        TIME SERVED        DURING PAST 5 YEARS       DIRECTOR      RELATIONSHIP
----------------------     ----------------   --------------   -------------------------  -------------   ------------
Lea McLeod Matthews        Director           Indefinite       Senior Communications           19*            (2)
2450 South Shore Blvd.,                       Since 8/94       Specialist, Texas
League City, TX 77573                                          Guaranteed Student Loan
Age 39                                                         Corporation
                                                               Director of Garden State
                                                               Life Insurance Company^
                                                               Internal Publications
                                                               Manager, Tivoli Software
                                                               4/00-1/01
                                                               Communications
                                                               Consultant, Texas
                                                               Association of School
                                                               Board 8/99-4/00
                                                               Technical Writer/
                                                               Publications Editor,
                                                               National Western Life
                                                               Insurance Company
                                                               1/92-8/99

Ann McLeod Moody           Director           Indefinite       Housewife, Personal             19*            (3)
2450 South Shore Blvd.,                       Since 11/97      Investments
League City, TX 77573
Age 64                                                         Director of Gal-Tex Hotel
                                                               Corporation (hospitality
                                                               and hotel management
                                                               company)#



(1) Mr. McCroskey serves as an officer and director of SM&R, the Fund's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").



(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.6% of the outstanding common shares of American National, and he serves as Chairman of the Board, President, and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 43.63% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.
    Ms. Matthews is the daughter of Fund director Ann McLeod Moody.



(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Fund director Lea McLeod Matthews.



* Also a Director of SM&R Investments, Inc., another investment company advised by SM&R, which has 11 portfolios.



^  Under control of American National.



#  Under common control with American National.

OFFICERS



                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                                     TERM OF OFFICE                                     FUND COMPLEX
                                  POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY
NAME, ADDRESS, AND AGE               WITH FUND        TIME SERVED           DURING PAST 5 YEARS           DIRECTOR
----------------------            ----------------   --------------   --------------------------------  -------------
Michael W. McCroskey              President &        Indefinite       SEE INTERESTED DIRECTOR TABLE          19
2450 South Shore Blvd.,           Director*          Since 8/94       ABOVE
League City, TX 77573
Age 58

Brenda T. Koelemay                Vice               Indefinite       Vice President & Treasurer of          19
2450 South Shore Blvd.,           President &        Since 1992       SM&R
League City, TX 77573             Treasurer*
Age 47

Teresa E. Axelson                 Vice               Indefinite       Vice President & Secretary of          19
2450 South Shore Blvd.,           President &        Since 1983       SM&R
League City, TX 77573             Secretary*
Age 54



* Positions also held with SM&R Investments, Inc., another investment company advised by SM&R.



    The Board of Directors has two standing committees: an Audit Committee and a Nominating Committee. Information about each of these committees is provided below.



    AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors 1) in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of its service providers; 2) in its oversight of the Fund's financial statements and the independent audit thereof; and 3) in acting as a liaison between the Fund's independent accountants and the Board of Directors. The Audit Committee held one meeting during the last Fiscal Year. Messrs. Barratt and Currie serve on the committee along with Ms. Williams, Chairman.



    NOMINATING COMMITTEE: This committee has the responsibility of reviewing, selecting and recommending qualified nominees to the Board for all director vacancies. There were no committee meetings since there were vacancies during the last Fiscal Year. Messrs. Nolan, Shattuck and Stevens serve on this committee. The Nominating Committee will consider nominees for the position of Director recommended, in writing, by shareholders to the Secretary of the Fund.

    The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised by SM&R, owned by each Director as of December 31, 2001.



                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                           DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR          SECURITIES IN THE FUNDS       FAMILY OF INVESTMENT COMPANIES
----------------          ------------------------  ---------------------------------------
INTERESTED DIRECTORS

Michael W. McCroskey                None                     Over $100,000

Lea McLeod Matthews                 None                      $1-$10,000

Anne McLeod Moody                   None                         None

INDEPENDENT DIRECTORS

Ernest S. Barratt, PH.D.            None                         None

Jack T. Currie                      None                    $10,001-$50,000

Edwin K. Nolan                      None                     Over $100,000

Robert V. Shattuck, Jr.             None                         None

Donald P. Stevens                   None                    $10,001-$50,000

Steven H. Stubbs                    None                    $10,001-$50,000

Jamie G. Williams                   None                         None

Frank Williamson                    None                         None



    The Board of Directors annually reviews the investment advisory agreements between the various Portfolios of the Fund and SM&R. The advisory agreements will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the agreements or not "interested" persons (as defined in the Investment Company Act of 1940) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. In considering the investment advisory agreements, the Board of Directors did not identify any single factor as controlling or determinative, and the following summary does not discuss all factors considered. Factors considered by the Board of Directors in connection with their approval of the investment advisory contracts include the following:



THE NATURE AND QUALITY OF ADVISORY SERVICES RENDERED BY SM&R



    In examining the nature and quality of investment advisory services rendered by SM&R, the Board of Directors reviewed several matters. They reviewed the educational and business background of the portfolio managers and other key advisory personnel, and they examined SM&R's compliance with the applicable investment objectives, policies, and restrictions of the various Portfolios of the Fund, as well as compliance with applicable IRS requirements. In addition to these qualitative factors, the directors also monthly reviewed pertinent quantitative data, such as reports of relevant performance data calculated according to standardized formulas for 1, 5 and 10 year periods, or for the life of a Portfolio, if shorter. They also monthly compared the Funds' performance with a representative sample of comparable funds and recognized indexes. Finally, they evaluated the volatility of investment returns and the risk levels of Portfolio securities. Lastly, the Board of Directors requested and reviewed an analysis of the number and types of complaints that SM&R had received from shareholders, and the specific policies followed by SM&R to address such complaints.



SM&R'S PROFITABILITY IN PROVIDING ADVISORY SERVICES



    The Board of Directors reviewed profitability reports on the Fund, provided by the Fund's Treasurer, including descriptions of the nature and amount of any indirect benefits that SM&R received attributable to its performance of services for the Fund, including brokerage transaction matters and commissions to SM&R or affiliates for the sale of variable insurance contracts funded by the Fund. The Board of Directors also considered the appropriateness of the method by which the costs to SM&R for providing services to the Fund are calculated, concluding that such method reasonably reflects the costs to SM&R under the circumstances.



FINANCIAL CONDITION



    The Board obtained copies of SM&R's most recent financial statements to assess SM&R's financial condition. The Board of Directors also considered the financial strength of SM&R's parent company, American National Insurance Company.



COMPENSATION RECEIVED BY SM&R



    The Board of Directors reviewed the level and method of calculating the various Portfolios' advisory fees and administrative service fees, considering the nature and quality of the services provided by SM&R and SM&R's profitability in providing such services. The Board of Directors also compared such fees with fees of comparable funds, taking into account that some funds may receive both advisory and administrative services under a single contract for a single advisory fee. The Board of Directors also considered the fees that SM&R received under other agreements with the Fund, including a custodian agreement, distribution and administrative services agreement, and underwriting agreement.



OTHER SERVICES RENDERED BY SM&R TO THE FUND



    The Board of Directors also considered the nature and quality of non-advisory services rendered by SM&R to the Fund, including shareholder services, fund accounting, custodian services, administrative services, distribution services, and underwriting.



CONCLUSION



    Based on their evaluation of all material factors, the Board of Directors concluded that the existing advisory fee structures are fair and reasonable and that the existing advisory agreements should be continued.

    Directors of the Fund who are affiliated with SM&R receive no compensation for attendance at Board or Committee meetings. No officer receives compensation from the Fund. Officers and directors of the Fund affiliated with SM&R may receive indirect compensation from the Fund to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.



    By resolution of the Boards of Directors, the Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Fund. During the fiscal year ended December 31, 2001, the Fund paid $34,232 to such directors for fees and expenses in attending meetings of the Boards of Directors.


                           REMUNERATION OF DIRECTORS


    Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director receives a fee, allocated among the funds of American National for which he serves as a director, which consists of an annual retainer component and a meeting fee component. The directors who are "Interested Persons" and the officers of the Fund receive remuneration, directors' fees and expense reimbursements only from SM&R and not from the Fund. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 2001 for each director.



                                                  PENSION OR
                                                  RETIREMENT                        *TOTAL
                                                   BENEFITS       ESTIMATED      COMPENSATION
                                   AGGREGATE      ACCRUED AS       ANNUAL       FROM ALL FUNDS
                                 COMPENSATION    PART OF FUND   BENEFITS UPON     MANAGED BY
DIRECTOR                           FROM FUND       EXPENSES      RETIREMENT          SM&R
--------                         -------------   ------------   -------------   --------------
Ernest S. Barratt, Ph.D........     $4,000           None           None           $16,000
Jack T. Currie.................     $4,000           None           None           $16,000
Lea McLeod Matthews *..........         --           None           None                --
Michael W. McCroskey *.........         --           None           None                --
Ann McLeod Moody *.............         --           None           None                --
Edwin K. Nolan.................     $4,000           None           None           $16,000
Robert V. Shattuck, Jr.........     $4,000           None           None           $16,000
Donald P. Stevens..............     $4,000           None           None           $16,000
Steven H. Stubbs...............     $4,000           None           None           $16,000
Jamie G. Williams..............     $4,000           None           None           $16,000
Frank P. Williamson............     $4,000           None           None           $16,000


---------------------


*   "Interested Persons" as defined by the 1940 Act.


                      POLICY REGARDING PERSONAL INVESTING

    Each Fund, its investment adviser and principal underwriter have adopted codes of ethics under rule 17j-1 of the Investment Company Act of 1940. The following policies have been made a part of the Fund's Code of Ethics.

PERSONAL INVESTING BY PORTFOLIO MANAGERS

    A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Portfolios managed by the Adviser. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Portfolios. The following exceptions apply:

    (1) Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Portfolios for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

    (2) Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Portfolios for the same or related security.

    (3) Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

    (4) Any beneficial interest in a security for which a written approval is first obtained from the President and Chief Executive Officer may be traded or held.

    Furthermore, portfolio managers are prohibited from acquiring any security of an initial public offering and must receive prior written approval from SM&R's Chief Executive Officer before investing in any private placement securities.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES

    Officers and employees of SM&R other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Portfolios for the same or related security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of April 1, 2002, no officer or director of the Fund owned shares of the Portfolios.



    As of April 1, 2002, American National and SM&R owned 99% and 1% of the outstanding shares of the Growth Portfolio; 99% and 1% of the outstanding shares of the Equity Income Portfolio; 99% and 1% of the outstanding shares of the Balanced Portfolio; 98% and 2% of the outstanding shares of the Money Market Portfolio; 100% and 0% of the outstanding shares of the Government Bond Portfolio; 100% and 0% of the outstanding shares of the High Yield Bond Portfolio; 89% and 11% of the outstanding shares of the Small-Cap/Mid-Cap Portfolio; and 70% and 30% of the International Stock Portfolio. See "Control and Management of SM&R" below.


                     INVESTMENT ADVISORY AND OTHER SERVICES

CONTROL AND MANAGEMENT OF SM&R

    SM&R has been the investment adviser, manager and underwriter of the Fund since the Fund began business in 1990. SM&R acts pursuant to a written agreement periodically approved by the directors and shareholders of the Fund. SM&R is also the investment adviser, manager and underwriter of the SM&R Equity Funds and SM&R Investments, Inc. SM&R's address is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.


    SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices at One Moody Plaza, Galveston, Texas 77550. As of April 1, 2002, the Moody Foundation, a charitable foundation established for charitable and educational purposes, owned approximately 23.6% of American National's common stock and the Libbie S. Moody Trust, a private trust, owned approximately 37.5% of such shares. The trustees of the Moody Foundation are Robert L. Moody, Frances Moody Newman, and Ross R. Moody. Ross R. Moody is Robert L. Moody's son. Ms. Newman is Robert L. Moody's mother. The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie S. Moody Trust. Other trusts for which the Bank serves as trustee own approximately 9.2% of American National's common stock.



    The Bank's controlling stockholder is Moody Bank Holding Company, Inc. ("MBHC"). Moody Bancshares, Inc. ("Bancshares") is the sole shareholder of MBHC. As of April 1, 2002, the Three R Trusts (trusts established by Robert L. Moody for the benefit of his children) owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 49.6% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P. Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas acts as General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, SM&R Equity Funds, SM&R Investments, Inc., and SM&R.


    Robert L. Moody is:


    - Chairman of the Board of Directors and Chief Executive Officer of American National,


    - Chairman of the Board of Directors and Chief Executive Officer of the Bank

    - President and Director of Bancshares, and

    - President and Director of MBHC, the Bank's controlling stockholder.

    The following persons are affiliated with the Fund and SM&R in the specified capacities:

    - Michael W. McCroskey, President and Director of the Fund, is also President, Chief Executive Officer, Director and a member of the executive committee of SM&R, and President and Director of SM&R Investments, Inc.;


    - Gordon D. Dixon, Assistant Portfolio Manager of the Growth, Balanced, Equity Income, Money Market, Government Bond, High Yield Bond and International Stock Portfolios of the Fund, is also Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Assistant Portfolio Manager of the SM&R Investment, Inc.'s Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund, Primary Fund and Money Market Fund;


    - Teresa E. Axelson, Vice President and Secretary of the Fund, is also Vice President and Secretary of SM&R and SM&R Investments, Inc.; and

    - Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R and SM&R Investments, Inc.

INVESTMENT ADVISORY AGREEMENTS

    Under the Advisory Agreements, SM&R is paid a monthly advisory fee. For the Growth Portfolio, the Equity Income Portfolio, the Balanced Portfolio, the Government Bond Portfolio and the Money Market Portfolio, we calculate the investment advisory fee at the annual rate of 0.50% of each portfolio's average daily net asset value. For the High Yield Bond Portfolio, we calculate the investment advisory fee at the annual rate of 0.55% of each portfolio's average daily net asset value. For the International Stock Portfolio, we calculate the investment advisory fee at the annual rate of 0.75% of the portfolio's average daily net asset value. For the Small-Cap/Mid-Cap Portfolio, we calculate the investment advisory fee at the annual rate of 1.25% of the portfolio's average daily net asset value.

    As investment adviser, SM&R manages the investment and reinvestment of each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Portfolio investment programs. All investments are reviewed quarterly by the Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of each Portfolio.


    The Advisory Agreements will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreements or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of management to submit continuation of the Advisory

Agreements annually only to the Fund's Board of Directors for their approval or disapproval. The Advisory Agreement among SM&R, the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio was most recently approved by the Board of Directors on May 17, 2001, and by the shareholders on April 1, 1992. The Investment Advisory Agreements between SM&R and the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio were approved by the Board of Directors on May 17, 2001, and by SM&R as the initial shareholder on May 1, 2000. The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned.


    As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Portfolio's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Portfolio's outstanding shares.

    The average daily net asset value of each Portfolio shall be computed by adding the net asset values computed by SM&R each day during the period and dividing the resulting total by the number of days in the period. The net asset value per share of each Portfolio's shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of shares outstanding. Expenses and fees of each Portfolio, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of each Portfolio will be valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.

ADVISORY FEES PAID

    For the past three fiscal years, SM&R received investment advisory fees from each Portfolio as follows:


                                 ADVISORY FEES       ADVISORY FEES       ADVISORY FEES
                                 FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                     ENDED               ENDED               ENDED
                               DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 2001
                               -----------------   -----------------   -----------------
Growth Portfolio.............       $87,499            $104,310            $ 91,250
Equity Income Portfolio......       $86,084            $104,985            $109,170
Balanced Portfolio...........       $43,022            $ 49,251            $ 49,750
Money Market Portfolio.......       $26,129            $ 30,580            $ 43,557

    For the periods indicated, the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio paid SM&R investment advisory fees as follows:



                                                 ADVISORY FEES       ADVISORY FEES
                                                 FOR THE EIGHT       FOR THE YEAR
                                                 MONTHS ENDED            ENDED
                                               DECEMBER 31, 2000   DECEMBER 31, 2001
                                               -----------------   -----------------
Government Bond Portfolio....................       $17,301            $ 28,799
Small-Cap/Mid-Cap Portfolio..................       $20,028            $ 14,049
High Yield Bond Portfolio....................       $73,782            $114,236
International Stock Portfolio................       $22,729            $ 26,173


ADMINISTRATIVE SERVICE AGREEMENT

    Under an Administrative Service Agreement among SM&R, the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, and Money Market Portfolio, dated February 8, 1991, and under Administrative Service Agreements between SM&R and the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio, dated May 1, 2000 (collectively the "Administrative Service Agreements"), SM&R provides all non-investment related management, executive, administrative and operational services to each Portfolio. Pursuant to the Administrative Service Agreements, SM&R also acts as transfer agent for the Fund's authorized and issued shares and as dividend disbursing agent.

    In its capacity as administrator under the Administrative Service Agreements, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Portfolios. SM&R's duties as administrator include, among other things: administering the Portfolios' affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by each Portfolio.

    In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreements, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

    Under the Administrative Service Agreements, SM&R receives from each Portfolio an administrative service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth (1/12th) of the annual rate of 0.25%. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Fund. The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.

    For the past three fiscal years, SM&R received administrative service fees pursuant to the Administrative Service Agreements from each Portfolio as follows:


                                 ADMINISTRATIVE       ADMINISTRATIVE       ADMINISTRATIVE
                                  SERVICE FEES         SERVICE FEES         SERVICE FEES
                               FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                               DECEMBER 31, 1999    DECEMBER 31, 2000    DECEMBER 31, 2001
                               ------------------   ------------------   ------------------
Growth Portfolio.............        $43,750              $52,155              $45,625
Equity Income Portfolio......        $43,042              $52,493              $54,585
Balanced Portfolio...........        $21,511              $24,626              $24,875
Money Market Portfolio.......        $13,064              $15,290              $21,778



    For the periods indicated, the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio paid SM&R administrative service fees as follows:



                                                 ADMINISTRATIVE
                                                  SERVICE FEES        ADMINISTRATIVE
                                                 FOR THE EIGHT         SERVICE FEES
                                                  MONTHS ENDED      FOR THE YEAR ENDED
                                               DECEMBER 31, 2000    DECEMBER 31, 2001
                                               ------------------   ------------------
Government Bond Portfolio....................        $ 8,650              $14,399
Small-Cap/Mid-Cap Portfolio..................        $ 4,005              $ 2,810
High Yield Bond Portfolio....................        $33,538              $51,926
International Stock Portfolio................        $ 7,577              $ 8,725


EXPENSES BORNE BY THE PORTFOLIOS

    The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions, and other expenses incidental to portfolio transactions, SEC fees, fees of the Custodian (see "Custodian" herein), auditing and legal expenses and fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs for printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.


    SM&R has agreed in its Administrative Service Agreement with the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, Government Bond Portfolio, High Yield Bond Portfolio, Small-Cap/Mid-Cap Portfolio and International Stock Portfolio to pay (or to reimburse these Portfolios for) each Portfolio's regular operating expenses of any kind, exclusive of interest, taxes, commissions, and other expenses incidental to portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the advisory fee, in excess of 1.50% per year of each Portfolio's average daily net assets. SM&R has also agreed to pay (or reimburse for) the

Money Market Portfolio's regular operating expenses in excess of 0.87% per year of the portfolio's average daily net assets.



    SM&R intends to voluntarily reimburse the Government Bond Portfolio for expenses in excess of 0.35%; the High Yield Bond Portfolio for expenses in excess of 0.80%; the Growth Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.90%; the Equity Income Portfolio for expenses in excess of 0.93%; the International Stock Portfolio for expenses in excess of 1.10%; and the Small-Cap/Mid-Cap Portfolio for expenses in excess of 1.50%, of each of such Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors.



    For the years ended December 31, 1999, 2000, and 2001, expense reimbursements made to each Portfolio were: Growth Portfolio $13,190, $10,945 and $17,796; Equity Income Portfolio $3,304, $0 and $0; Balanced Portfolio $21,209, $17,535 and $16,796; and Money Market Portfolio $21,723, $19,177, and
$14,299, respectively.



    For the eight months ended December 31, 2000 and the year ended
December 31, 2001, the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio received expense reimbursements of $5,349 and $22,973; $7,965 and $14,852; $10,421 and $26,886;
and $7,973 and $15,464, respectively.


    In practice, American National reimburses SM&R for all Portfolio expenses that SM&R waives or reimburses.

    Each daily charge for the fees is divided among each of the Portfolios in proportion to their net assets on that day.

    SM&R has entered into a Service Agreement with American National pursuant to which American National will furnish certain services and facilities required by SM&R from time to time for the conduct of its business. Such services will not include investment advice or personnel. SM&R will reimburse American National for the costs of such services.

                                  UNDERWRITER

    SM&R serves as the principal underwriter of the Fund's shares and continuously offers and sells the shares to insurance company separate accounts. SM&R does not receive any additional compensation for its services as an underwriter.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    SM&R, which supervises each Portfolio's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Board of Directors. Investment decisions are made by an

Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

    SM&R is responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Portfolio. The Money Market Portfolio, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the Over-The-Counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid. The Fund may not engage in any transactions in which SM&R or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

    There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Portfolio in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Portfolio to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.


    Whenever the primary considerations of best price and best execution are met to the satisfaction of SM&R, the brokers and dealers selected may include those who provide supplementary statistical and research services. Such research services may include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information are always used by SM&R in connection with the Portfolios. While SM&R is able to fulfill its obligation to each Portfolio without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R may also use such information when rendering investment advisory services to SM&R Investments, Inc., and to American National and its other accounts.



    SM&R will authorize each Portfolio to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the best price and execution, each Portfolio may give consideration to sales of shares of each Portfolio as a factor in the selection of brokers and dealers to execute Portfolio transactions. For the years ended December 31, 1999, 2000 and 2001, SM&R paid brokerage fees on the purchase and sale of portfolio securities for the Fund of $24,938, $30,941 and $53,740, respectively. No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Fund or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Fund or SM&R.


    The Fund and SM&R Investments, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, each fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Fund and SM&R Investments, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

    The Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of each Portfolio. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Portfolios, which in other cases these practices could produce better executions.

                                  FUND SHARES

CAPITAL STOCK

    The authorized Capital Stock of the Fund consists of Two Billion (2,000,000,000) shares, par value $.01 per share. The shares of Capital Stock are divided into eight portfolios: Growth Portfolio Capital Stock (115,000,000 shares); Money Market Portfolio Capital Stock (1,050,000,000 shares); Balanced Portfolio Capital Stock (115,000,000 shares); Equity Income Portfolio Capital Stock (120,000,000 shares), Government Bond Portfolio Capital Stock (15,000,000 shares), Small-Cap/Mid-Cap Portfolio Capital Stock (10,000,000 shares), High Yield Bond Portfolio Capital Stock (40,000,000 shares), and the International Stock Portfolio Capital Stock (20,000,000 shares).

    Prior to the Fund's offering of any shares to the Separate Accounts, SM&R provided the Fund with initial capital by purchasing 100,000 shares of the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio at a purchase price of $1.00 per share. In addition, American National purchased 1,750,000 shares of each of these Portfolios at a price of $1.00 per share. Such shares were acquired by American National in connection with the formation of the Fund, were acquired for investment and can be disposed of only by redemption.


    Effective May 1, 2000 four new portfolios were added to the Fund. SM&R purchased 400,000 shares of the Small-Cap/Mid-Cap Portfolio and 1,500,000 shares of the

International Stock Portfolio at a purchase price of $1.00 per share. In addition, American National purchased 2,000,000 shares of the Small-Cap/Mid-Cap Portfolio; 5,000,000 shares of the Government Bond Portfolio; 20,000,000 shares of the High Yield Bond Portfolio and 3,500,000 shares of the International Stock Portfolio at a purchase price of $1.00 per share. Such shares are being acquired by SM&R and American National for investment and can be disposed of only by redemption.


    Both SM&R's and American National's shares will be redeemed only when permitted by the 1940 Act and when the other assets of the Portfolios are large enough that such redemption will not have a material adverse effect upon investment performance. American National will vote its shares in the same manner and in the same proportion as the other shares held in the Separate Accounts are voted. The Fund will offer all other shares only to the Separate Accounts.

    The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any general expenses not readily identifiable as belonging to a particular Portfolio shall be allocated among all Portfolios by or under the direction of the directors in such manner as the directors determine to be fair and equitable.

    All shares, when issued, will be fully paid and non-assessable, will have no conversion, exchange, preemptive, or other subscription rights, will be freely transferable and redeemable, and will have one vote and equal rights to share in dividends and assets. Cumulative voting is not authorized. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

    Each share of capital stock represents an interest in the assets of a particular Portfolio and has no interest in the assets of any other Portfolio. Shares of a Portfolio are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Portfolio is entitled to an equal portion of all the assets of that Portfolio after all debts and expenses have been paid.

VOTING RIGHTS

    The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectuses for the Contracts. American National, as the owner of the assets in the Separate Accounts, is entitled to vote all of the shares of the Fund, but it will generally do so in accordance with the instructions of Contract owners. American National has agreed to vote shares of the Fund held in the Separate Accounts for which no timely voting instructions from Contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. A meeting may be called by the Board of Directors in their discretion or by Contract owners holding at least ten (10%) percent of the outstanding shares of any Portfolio. Contract owners will receive assistance in communicating with other Contract owners in connection with the election or removal of directors similar to the provisions contained in Section 16(c) of the 1940 Act. Under certain circumstances, however, American National may disregard voting instructions received from Contract owners. For additional information describing how American National will vote the shares of the Fund, see "Voting Rights" in the accompanying prospectuses for the Contracts.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING AND REDEEMING SHARES

    Shares of each Portfolio are sold only to the corresponding subaccount of the Separate Accounts. Shares are sold and redeemed at their net asset value as next determined following receipt of a net premium or a surrender request by American National without the addition of any selling commission or sales load or redemption charge. The redemption price may be more or less than the shareholder's cost.

    The Portfolios' shares are also sold and redeemed as a result of transfer requests, loans, loan repayments and similar Separate Account transactions, in each case without any sales load or commission and at the net asset value per share computed for the day as of which such Separate Account's transactions are effected.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Portfolio is determined by adding the value of all Portfolio assets, deducting all Portfolio liabilities and dividing by the number of outstanding shares of such Portfolio. Expenses and fees of each Portfolio, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Portfolios are valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors (or their delegate) on a consistent basis.

    The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by a Portfolio of its securities is not reasonably practicable or it is not reasonably practicable for a Portfolio to fairly determine the value of its net assets; or for such other periods as the SEC has by order permitted such suspension for the protection of a Portfolio's security holders.

MONEY MARKET PORTFOLIO

    All Money Market Portfolio securities are valued by the basis of the amortized cost valuation technique. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

    The valuation of the Money Market Portfolio instruments based upon their amortized cost is subject to the Portfolio's adherence to certain conditions with respect to its operation. The Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of one year or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks.

    The Money Market Portfolio follows procedures established by the directors that are designed to stabilize, to the extent reasonably possible, the Money Market Portfolio price per share as computed for the purpose of sales and redemptions at $1.00. There can be no assurance that the Money Market Portfolio will at all times be able to maintain a continuous $1.00 net asset value per share. Procedures to be followed will include review of the Money Market Portfolio's holdings by the directors at such intervals as it may deem appropriate to determine whether the Money Market Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the directors determine that such a deviation exists, it must take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

GROWTH, BALANCED, EQUITY INCOME, GOVERNMENT BOND, SMALL-CAP/MID-CAP,
  INTERNATIONAL STOCK AND HIGH YIELD BOND PORTFOLIOS

    The value of these Portfolios' securities is determined by one or more of the following methods:

    The securities traded on the New York Stock Exchange ("NYSE") or American Stock Exchange ("ASE") are valued at the closing sale price on that day, or if there were no sales during the day, at the last previous sale or bid price reported.

    The securities which are not listed on the NYSE or ASE, but are listed on other national securities exchanges, or on foreign securities exchanges, are valued in a manner similar to that described in the preceding paragraph, using values reported by the principal exchange on which the securities are traded, except that the prices are taken at the time trading closes on the NYSE.

    Over-The-Counter securities are valued at the bid prices.

    Debt securities having maturities of 60 days or less are valued using the amortized cost technique. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential.

    Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available, securities and all other assets are valued in good faith at fair value, using the methods determined by the directors on consistent basis.

                                   TAX STATUS

SUBCHAPTER M

    Each Portfolio is a separate entity for federal income tax purposes and each Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Portfolio intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Portfolio will be required to pay federal income taxes.

    In order to qualify as a regulated investment company, each Portfolio must meet several requirements. These requirements include the following: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the Portfolio's investment business and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are determined to be engaged in similar or related trades or businesses.

SECTION 817(h)

    Each Portfolio intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be SM&R, American National, and the Separate Accounts. The prospectus that describes the variable insurance policies issued through the Separate Accounts provides additional discussion of the taxation of the Separate Accounts and of the owner of the variable insurance policy.

    In addition, Section 817(h) of the Code and Treasury Department temporary regulations thereunder impose certain diversification requirements on the Separate Accounts. These requirements, which are in addition to the diversification requirements applicable to the Portfolios under Subchapter M and the 1940 Act, may affect the securities in which the Portfolios may invest. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance policy and immediate taxation of the owner of the policy to the extent of appreciation on investment under the policy.

    The Secretary of the Treasury is expected to issue additional regulations that will prescribe the circumstances in which a policyowner's control of the investments of the Separate Accounts may cause the policyowner, rather than American National, to be treated as the owner of the assets of the Separate Accounts.

    The Fund may therefore find it necessary to take action to assure that the variable insurance policies continue to qualify as a variable insurance policy under federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC, to the extent legally required.

    THE PRECEDING IS A BRIEF SUMMARY OF SOME OF THE RELEVANT TAX CONSIDERATIONS. IT IS NOT INTENDED AS A COMPLETE EXPLANATION OR A SUBSTITUTE FOR CAREFUL TAX PLANNING AND CONSULTATION WITH INDIVIDUAL TAX ADVISORS.

                                   CUSTODIAN

    The cash and securities of the Fund are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, pursuant to a Custodian Agreement dated August 1, 1995. As custodian, SM&R will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

    SM&R has entered into a sub-custodial agreement with Moody National Bank of Galveston effective August 1, 1995. Under the sub-custodian agreement, the cash and securities of the Fund will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Fund held by it on behalf of SM&R for the Fund.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

    SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, is the transfer agent and dividend paying agent for the Fund and SM&R Investments, Inc. (See "Administrative Service Agreement" herein.)

                              COUNSEL AND AUDITORS

    The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550. Tait, Weller & Baker, 8 Penn Center, Philadelphia, PA 19103, is the Fund's independent auditor and performs annual audits of the Fund's financial statements.

                              FINANCIAL STATEMENTS


    Audited financial statements dated December 31, 2001 are attached as "Exhibit 1."


                        PERFORMANCE AND ADVERTISING DATA

    A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

    Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Performance information for each Portfolio may be compared in advertisements, sales literature, shareholder reports or other communications to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and to other investment products tracked by Lipper Analytical Services, Lehman Brothers or Morningstar. Each Portfolio's performance may be quoted in advertising in terms of yield or total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration for each of the Portfolios.

    Each Portfolio's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

    Total returns and yields quoted for the Portfolios include each Portfolio's expenses and charges and expenses attributable to the American National Separate Accounts. Inclusion of the variable universal life and variable annuity separate account charges have the effect of reducing each Portfolio's performance quoted for the product. When reviewing performance, you should keep in mind the effect the inclusion or exclusion of the variable products charges has on performance quoted when comparing the performance of the Portfolios with other portfolios or funds.

    An investor should keep in mind when reviewing performance that past performance of a Portfolio is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

MONEY MARKET PORTFOLIO--YIELD

    The Money Market Portfolio will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Portfolio's yield is its current investment income expressed in annualized terms. Yield quotations for the Money Market Portfolio will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period. Yield quotations are calculated by (1) determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the quotient obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

    The Money Market Portfolio's effective yield for a specified seven-calendar-day period is computed by

    (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period,

    (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts;

    (3) dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then (4) compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN +
        1)/356/7/]-1. The resulting yield figure is carried to the nearest hundredth of one percent.

    The calculations include (1) the value of additional shares purchased with dividends declared on the original shares and dividends declared on both the original shares and any additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Portfolio's average account size. The calculations do not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. Income other than investment income is excluded. The yield computation may be of limited use for comparative purposes as charges at the account level will decrease the yield. The amount or specific rate of any nonrecurring sales charge not included in the calculation of yield will be disclosed.

    Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities and the type of investments in the Money Market Portfolio's portfolio. Neither principal nor interest is insured or guaranteed.

TOTAL RETURN

    Standardized total returns quoted in advertising and sales literature reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Portfolio's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Portfolio's shares.

    Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Portfolio's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Portfolio's return, investors should recognize that such returns are not the same as actual year-by-year results.


    The average annual total returns for the Portfolios for the periods ended December 31, 2001 are:



                                      PAST ONE YEAR   PAST 5 YEARS    PAST 10 YEARS
                                      -------------   ------------   ----------------
Growth Portfolio....................     (16.12)%         6.07%            8.51%
Equity Income Portfolio.............     (11.79)%        10.41%           10.35%
Balanced Portfolio..................      (4.55)%         8.25%            7.74%
Money Market Portfolio..............        3.07%         4.45%            3.96%



                                                                          DATE
                                                                       OPERATIONS
                                                                       COMMENCED
                                                                       ON MAY 1,
                                                       PAST ONE YEAR      2000
                                                       -------------   ----------
Government Bond Portfolio............................        7.33%         9.42%
Small-Cap/Mid-Cap Portfolio..........................     (54.55)%      (51.37)%
High Yield Bond Portfolio............................        0.51%         0.91%
International Stock Portfolio........................     (23.11)%      (24.98)%

    The average annual total return figures for the Portfolios are computed for a class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                        P(1 + T)TO THE POWER OF n = ERV


Where P    =    a hypothetical initial payment of $1,000;

      T    =    average annual total return;

      n    =    number of years; and

      ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-or 10-year periods at the end of a 1-, 5- or 10-year period (or fractional portion
                thereof), assuming reinvestment of all dividends and
                distributions. The ERV assumes complete redemption of the
                hypothetical investment at the end of the measuring period.
                The ERV assumes the deduction of all nonrecurring charges
                deducted at the end of each period.

    Yield and total return figures are based on historical earnings and are not intended to INDICATE FUTURE PERFORMANCES. A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
GROWTH PORTFOLIO

COMMON STOCK                           SHARES       VALUE
AEROSPACE/DEFENSE--0.78%
Boeing Company                           3,600   $   139,608

AUTO & TRUCK MANUFACTURERS--1.28%
Ford Motor Company                       5,322        83,662
General Motors Corporation               3,000       145,800
                                                 -----------
                                                     229,462
BANKS--3.76%
Bank of America Corporation              2,800       176,260
PNC Financial Services Group             2,400       134,880
U.S. Bancorp                             8,678       181,631
Wells Fargo Company                      4,100       178,145
                                                 -----------
                                                     670,916
BEVERAGES--3.31%
Anheuser-Busch Companies,
 Incorporated                            4,100       185,361
Coca-Cola Company                        5,300       249,895
PepsiCo, Incorporated                    3,200       155,808
                                                 -----------
                                                     591,064
BIO/SPECIALTY PHARMACEUTICALS--2.56%
Amgen Incorporated *                     2,400       135,456
Enzon, Incorporated *                    3,500       196,980
Genentech, Incorporated *                2,300       124,775
                                                 -----------
                                                     457,211
COAL, GAS & PIPE--0.07%
Fording Incorporated                       664        11,866

COMMUNICATION EQUIPMENT--2.76%
Brocade Communications Systems,
 Incorporated *                         10,100       334,512
CIENA Corporation *                     11,000       157,410
                                                 -----------
                                                     491,922
COMPUTER-INTERNET--1.81%
Cisco Systems, Incorporated *           17,800       322,358
COMPUTER RELATED--3.05%
EMC Corporation *                       11,000       147,840
Juniper Networks, Incorporated *        10,100       191,395
Sun Microsystems, Incorporated *        16,700       206,078
                                                 -----------
                                                     545,313
COMPUTER SOFTWARE/SERVICES--9.60%
Emulex Corporation *                    11,900       470,169
Exodus Communications, Incorporated
 *                                      21,400           835
Inktomi Corporation *                   27,000       181,170
McDATA Corporation *                     8,300       208,413
McDATA Corporation (Class A) *           1,465        35,892
Microsoft Corporation *                  3,500       231,945
Oracle Corporation *                     5,400        74,574
Peregrine Systems, Incorporated *        5,800        86,014
VERITAS Software Corporation *           9,500       425,790
                                                 -----------
                                                   1,714,802

COMMON STOCK                           SHARES       VALUE
DRUGS--6.14%
Merck & Company, Incorporated            3,700   $   217,560
Pfizer, Incorporated                    11,625       463,256
Pharmacia Corporation                    4,700       200,455
Schering-Plough Corporation              6,000       214,860
                                                 -----------
                                                   1,096,131
ELECTRIC POWER--0.58%
Mirant Corporation *                     6,500       104,130

ELECTRICAL EQUIPMENT--2.31%
General Electric Company                 7,100       284,568
Honeywell International Incoporated      3,800       128,516
                                                 -----------
                                                     413,084
ELECTRONICS--0.62%
PMC-Sierra, Incorporated *               5,200       110,552

ENERGY - MISCELLANEOUS--0.62%
NRG Energy, Incorporated *               7,100       110,050

EXPLORATION/DRILLING--1.32%
GlobalSantaFe Corporation                3,192        91,036
Unocal Corporation                       4,000       144,280
                                                 -----------
                                                     235,316
FINANCIAL SERVICES--5.53%
Citigroup, Incorporated                  8,800       444,224
Countrywide Credit Industries,
 Incorporated                            4,100       167,977
J.P. Morgan Chase & Company              4,950       179,932
Morgan Stanley Dean Witter & Company     3,500       195,790
                                                 -----------
                                                     987,923
FOOD PRODUCERS--4.46%
ConAgra, Incorporated                   10,900       259,093
McCormick & Company, Incorporated        3,100       130,107
Sensient Technologies Corporation        6,500       135,265
Smithfield Foods, Incorporated *        12,300       271,092
                                                 -----------
                                                     795,557
FOOD RETAILERS--3.02%
Kroger Company (The) *                   7,300       152,351
McKesson Corporation                       800        29,920
Safeway, Incorporated *                  3,600       150,300
SUPERVALU Incorporated                   5,300       117,236
SYSCO Corporation                        3,400        89,148
                                                 -----------
                                                     538,955
HOMEBUILDING/SUPPLIES--1.02%
Centex Corporation                       3,200       182,688

HOUSEHOLD PRODUCTS/HOUSEWARES--1.96%
Kimberly-Clark Corporation               2,400       143,520
Procter & Gamble Company                 2,600       205,738
                                                 -----------
                                                     349,258
INSURANCE COMPANIES--2.55%
American International Group,
 Incorporated                            2,716       215,650
Brown & Brown, Incorporated              3,000        81,900
CIGNA Corporation                        1,700       157,505
                                                 -----------
                                                     455,055

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
GROWTH PORTFOLIO, CONTINUED

COMMON STOCK                           SHARES       VALUE
LEISURE TIME/GAMING--0.59%
Alliance Gaming Corporation *            3,600   $   105,804
LODGING/HOTELS--0.13%
Fairmont Hotels & Resorts
 Incorporated                            1,000        23,900

MACHINERY/EQUIPMENT--1.05%
Caterpillar Incorporated                 1,800        94,050
Kennametal Incorporated                  2,300        92,621
                                                 -----------
                                                     186,671
MANUFACTURING - DIVERSIFIED--3.27%
Minnesota Mining and Manufacturing
 Company                                 2,500       295,525
Tyco International LTD                   4,900       288,610
                                                 -----------
                                                     584,135
MANUFACTURING - SPECIALTY--0.52%
Harley-Davidson, Incorporated            1,700        92,327

MEDIA - TV/RADIO/CABLE--2.60%
AOL Time Warner Incorporated *           7,100       227,910
Comcast Corporation (Special
 Class A) *                              3,800       136,800
Cox Communications, Incorporated
 (Class A) *                             2,400       100,584
                                                 -----------
                                                     465,294
MEDICAL PRODUCTS/SUPPLIES--2.50%
Beckman Coulter, Incorporated            5,100       225,930
Medtronic, Incorporated                  3,000       153,630
Zimmer Holdings, Incorporated *          2,200        67,188
                                                 -----------
                                                     446,748
MEDICAL SERVICES--5.69%
American Home Products Corporation       4,600       282,256
Bristol-Myers Squibb Company             4,800       244,800
Johnson & Johnson                        5,900       348,690
Tenet Healthcare Corporation *           2,400       140,928
                                                 -----------
                                                   1,016,674
METALS & MINING--1.08%
Alcoa Incorporated                       5,400       191,970

OIL INTERNATIONAL--1.81%
ChevronTexaco Corporation                1,400       125,454
PanCanadian Energy Corporation           2,736        71,136
Royal Dutch Petroleum Company ADR        2,600       127,452
                                                 -----------
                                                     324,042
OIL SERVICES--1.63%
Schlumberger Limited                     1,700        93,415
Tidewater, Incorporated                  2,950       100,005
Transocean Sedco Forex Incorporated      2,880        97,402
                                                 -----------
                                                     290,822
RAILROADS--0.46%
Canadian Pacific LTD                     4,200        81,900

RETAIL - GENERAL--1.10%
Kohl's Corporation *                     2,800       197,232

COMMON STOCK                           SHARES       VALUE

RETAIL - SPECIALTY--1.23%
Lowe's Companies, Incorporated           2,600   $   120,666
O'Reilly Automotive, Incorporated *      2,700        98,469
                                                 -----------
                                                     219,135
SEMICONDUCTORS--5.90%
Broadcom Corporation (Class A) *         3,600       147,528
Conexant Systems, Incorporated *        10,200       146,472
Intel Corporation                        6,700       210,715
QLogic Corporation *                     7,000       311,570
Vitesse Semiconductor Corporation *      7,700        95,942
Xilinx, Incorporated *                   3,600       140,580
                                                 -----------
                                                   1,052,807
SPECIALTY PRINTING/SERVICES--0.54%
Deluxe Corporation                       2,300        95,634

TELECOM - CELLULAR--0.88%
A T & T Wireless Services
 Incorporated *                          5,865        84,280
Nextel Communications, Incorporated
 (Class A) *                             6,700        73,432
                                                 -----------
                                                     157,712
TELEPHONE--2.50%
A T & T Corporation                     10,782       195,585
Alltel Corporation                       2,800       172,844
Qwest Communications International
 Incorporated                            5,487        77,531
                                                 -----------
                                                     445,960
TRUCKING & SHIPPING--0.06%
CP Ships Limited *                       1,000        10,860

UTILITY - MISCELLANEOUS--1.18%
Calpine Corporation *                   12,600       211,554
                                                 -----------
                    TOTAL COMMON STOCK--93.83%
                            (Cost $14,503,193)    16,754,402
                                                 -----------
                                        FACE
COMMERCIAL PAPER                       AMOUNT
CONSTRUCTION--2.83%
Centex Corporation, 2.75%, 01/10/02   $505,000       504,653

ELECTRIC POWER--3.11%
Arizona Public Service Company,
 2.65%, 01/03/02                       555,000       554,918
                                                 -----------
                 TOTAL COMMERCIAL PAPER--5.94%
                             (Cost $1,059,571)     1,059,571
                                                 -----------
                     TOTAL INVESTMENTS--99.77%
                            (Cost $15,562,764)    17,813,973
CASH AND OTHER ASSETS, LESS LIABILITIES--0.23%        41,561
                                                 -----------
                           NET ASSETS--100.00%   $17,855,534
                                                 ===========
ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO

COMMON STOCK                           SHARES       VALUE
AEROSPACE/DEFENSE--1.72%
Boeing Company                           2,700   $   104,706
Goodrich (B.F.) Company                  9,700       258,214
                                                 -----------
                                                     362,920
AUTO & TRUCK MANUFACTURERS--1.67%
Ford Motor Company                      13,163       206,922
General Motors Corporation               3,000       145,800
                                                 -----------
                                                     352,722
BANKS--4.58%
Bank of America Corporation              7,400       465,830
PNC Financial Services Group             3,000       168,600
Wells Fargo Company                      7,700       334,565
                                                 -----------
                                                     968,995
BEVERAGES--2.87%
Anheuser-Busch Companies,
 Incorporated                            2,600       117,546
Coca-Cola Company                        5,000       235,750
PepsiCo, Incorporated                    5,200       253,188
                                                 -----------
                                                     606,484
BIO/SPECIALTY PHARMACEUTICALS--0.51%
Amgen Incorporated *                     1,900       107,236
CHEMICALS--0.81%
Dow Chemical Company (The)               2,200        74,316
E.I. du Pont de Nemours and Company      2,300        97,773
                                                 -----------
                                                     172,089
COMMUNICATION EQUIPMENT--0.21%
Nortel Networks Corporation              6,000        45,000

COMPUTER - INTERNET--0.76%
Cisco Systems, Incorporated *            8,900       161,179

COMPUTER RELATED--1.13%
EMC Corporation *                       10,500       141,120
Sun Microsystems, Incorporated *         7,900        97,486
                                                 -----------
                                                     238,606
COMPUTER SOFTWARE/SERVICES--1.47%
McDATA Corporation (Class A) *             250         6,125
Microsoft Corporation *                  4,600       304,842
                                                 -----------
                                                     310,967
COSMETICS/TOILETRIES--0.65%
Gillette Company (The)                   4,100       136,940

DRUG STORES--0.29%
CVS Corporation                          2,100        62,160

DRUGS--6.07%
Allergan, Incorporated                   1,300        97,565
Merck & Company, Incorporated            4,300       252,840
Pfizer, Incorporated                    14,600       581,810
Pharmacia Corporation                    2,800       119,420
Schering-Plough Corporation              3,500       125,335
Watson Pharmaceuticals, Incorporated
 *                                       3,400       106,726
                                                 -----------
                                                   1,283,696

COMMON STOCK                           SHARES       VALUE
ELECTRIC POWER--2.13%
Allegheny Energy, Incorporated           1,000   $    36,220
DTE Energy Company                       9,900       415,206
                                                 -----------
                                                     451,426
ELECTRICAL EQUIPMENT--3.30%
General Electric Company                17,400       697,392

EXPLORATION/DRILLING--1.45%
Anadarko Petroleum Corporation           3,259       185,274
Kerr-McGee Corporation                   2,200       120,560
                                                 -----------
                                                     305,834
FINANCIAL SERVICES--7.10%
Citigroup, Incorporated                 17,933       905,258
J.P. Morgan Chase & Company              6,850       248,998
Morgan Stanley Dean Witter & Company     6,200       346,828
                                                 -----------
                                                   1,501,084
FOODS PRODUCERS--3.16%
ConAgra, Incorporated                   10,000       237,700
H.J. Heinz Company                       2,700       111,024
McCormick & Company, Incorporated        5,000       209,850
Sensient Technologies Corporation        5,300       110,293
                                                 -----------
                                                     668,867
FOODS RETAILERS--1.42%
Kroger Company (The) *                   4,600        96,002
Safeway, Incorporated *                  3,000       125,250
SUPERVALU Incorporated                   3,600        79,632
                                                 -----------
                                                     300,884
FURNITURE/APPLIANCES/TOOLS--1.73%
Whirlpool Corporation                    5,000       366,650

HOUSEHOLD PRODUCTS/HOUSEWARES--2.94%
Black & Decker Corporation               5,900       222,607
Kimberly-Clark Corporation               1,900       113,620
Procter & Gamble Company                 3,600       284,868
                                                 -----------
                                                     621,095
INSURANCE COMPANIES--3.83%
American International Group,
 Incorporated                            7,300       579,620
CIGNA Corporation                        2,500       231,625
                                                 -----------
                                                     811,245
LEISURE TIME/GAMING--0.76%
Brunswick Corporation                    7,400       161,024

MACHINERY/EQUIPMENT--0.52%
Deere & Company                          2,500       109,150

MANUFACTURING - DIVERSIFIED--0.92%
Minnesota Mining and Manufacturing
 Company                                 1,400       165,494
Tyco International LTD                     500        29,450
                                                 -----------
                                                     194,944
MEDIA - TV/RADIO/CABLE--0.76%
Comcast Corporation (Special
 Class A) *                              2,800       100,800
Cox Communications, Incorporated
 (Class A) *                             1,400        58,674
                                                 -----------
                                                     159,474

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO, CONTINUED

COMMON STOCK                           SHARES       VALUE
MEDICAL PRODUCTS/SUPPLIES--1.31%
Beckman Coulter, Incorporated            5,900   $   261,370
Zimmer Holdings, Incorporated *            500        15,270
                                                 -----------
                                                     276,640
MEDICAL SERVICES--3.97%
American Home Products Corporation       2,600       159,536
Bristol-Myers Squibb Company             5,000       255,000
Health Management Associates,
 Incorporated (Class A) *                3,200        58,880
Johnson & Johnson                        5,200       307,320
Tenet Healthcare Corporation *           1,000        58,720
                                                 -----------
                                                     839,456
METALS & MINING--0.47%
Alcoa Incorporated                       2,800        99,540
OIL INTERNATIONAL--8.92%
BP Amoco PLC ADR                         7,400       344,174
ChevronTexaco Corporation                8,350       748,244
Exxon Mobil Corporation                 11,000       432,300
Royal Dutch Petroleum Company ADR        7,400       362,748
                                                 -----------
                                                   1,887,466
OIL SERVICES--1.57%
Schlumberger Limited                     3,100       170,345
Tidewater, Incorporated                  4,800       162,720
                                                 -----------
                                                     333,065
PAPER/FOREST PRODUCTS--1.69%
Glatfelter (P.H.) Company                5,100        79,458
International Paper Company              1,000        40,350
Plum Creek Timber Company,
 Incorporated                            6,300       178,605
Weyerhaeuser Company                     1,100        59,488
                                                 -----------
                                                     357,901
REAL ESTATE/REITS--3.20%
CenterPoint Properties Corporation       4,500       224,100
Health Care Property Investors,
 Incorporated                            4,700       170,187
Public Storage, Incorporated             4,300       143,620
Weingarten Realty Investors              2,900       139,200
                                                 -----------
                                                     677,107
RETAIL - GENERAL--1.11%
Wal-Mart Stores, Incorporated            4,100       235,955
RETAIL - SPECIALTY--1.10%
Lowe's Companies, Incorporated           5,000       232,050

SEMICONDUCTORS--1.17%
Intel Corporation                        7,900       248,455

COMMON STOCK                           SHARES       VALUE

SPECIALTY PRINTING/SERVICES--1.14%
Banta Corporation                        8,200   $   242,064

TELECOM - CELLULAR--0.13%
A T & T Wireless Services
 Incorporated *                          1,863        26,771

TELEPHONE--3.74%
Alltel Corporation                       4,500       277,785
Qwest Communications International
 Incorporated                            8,387       118,508
Verizon Communications                   8,310       394,393
                                                 -----------
                                                     790,686
TOBACCO--5.27%
Philip Morris Companies Incorporated    11,900       545,615
R.J. Reynolds Tobacco Holdings,
 Incorporated                           10,100       568,630
                                                 -----------
                                                   1,114,245
TRUCKING & SHIPPING--0.55%
USFreightways Corporation                3,700       116,180
                                                 -----------
                    TOTAL COMMON STOCK--88.10%
                            (Cost $17,154,387)    18,635,644
                                                 -----------
                                        FACE
COMMERCIAL PAPER                       AMOUNT
CONSTRUCTION--2.71%
Centex Corporation, 2.75%, 01/10/02   $573,000       572,605

ELECTRIC POWER--8.83%
Allegheny Energy Supply Company LLC,
 3.00%, 01/02/02                       575,000       574,952
Alliant Energy Corporation, 2.80%,
 01/03/02                              724,000       723,887
Arizona Public Service Company,
 2.60%, 01/03/02                       569,000       568,918
                                                 -----------
                                                   1,867,757
                                                 -----------
                TOTAL COMMERCIAL PAPER--11.54%
                             (Cost $2,440,362)     2,440,362
                                                 -----------
                     TOTAL INVESTMENTS--99.64%
                            (Cost $19,594,749)    21,076,006
CASH AND OTHER ASSETS, LESS LIABILITIES--0.36%        76,851
                                                 -----------
                           NET ASSETS--100.00%   $21,152,857
                                                 ===========
ABBREVIATIONS
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
*--Non-income producing security

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

COMMON STOCK                           SHARES       VALUE
AEROSPACE/DEFENSE--0.83%
Boeing Company                             600   $    23,268
Goodrich (B.F.) Company                  2,300        61,226
                                                 -----------
                                                      84,494
AUTO & TRUCK MANUFACTURERS--0.74%
Ford Motor Company                       1,374        21,599
General Motors Corporation               1,100        53,460
                                                 -----------
                                                      75,059
BANKS--2.14%
Bank of America Corporation              1,600       100,720
PNC Financial Services Group             1,000        56,200
Wells Fargo Company                      1,400        60,830
                                                 -----------
                                                     217,750
BEVERAGES--1.30%
Anheuser-Busch Companies,
 Incorporated                              700        31,647
Coca-Cola Company                        1,400        66,010
PepsiCo, Incorporated                      700        34,083
                                                 -----------
                                                     131,740
BIO/SPECIALTY PHARMACEUTICALS--0.28%
Amgen Incorporated *                       500        28,220

CHEMICALS--0.45%
Dow Chemical Company (The)                 600        20,268
E.I. du Pont de Nemours and Company        600        25,506
                                                 -----------
                                                      45,774
COMMUNICATION EQUIPMENT--0.19%
Nortel Networks Corporation              2,600        19,500
COMPUTER - INTERNET--0.86%
Cisco Systems, Incorporated *            4,800        86,928

COMPUTER RELATED--1.73%
EMC Corporation *                        3,500        47,040
International Business Machines
 Corporation                               400        48,384
Sun Microsystems, Incorporated *         6,500        80,210
                                                 -----------
                                                     175,634
COMPUTER SOFTWARE/SERVICES--1.36%
McDATA Corporation (Class A) *             180         4,410
Microsoft Corporation *                    800        53,016
VERITAS Software Corporation *           1,800        80,676
                                                 -----------
                                                     138,102
COSMETICS & TOILETRIES--0.39%
Gillette Company (The)                   1,200        40,080

DRUG STORES--0.17%
CVS Corporation                            600        17,760

DRUGS--3.12%
Allergan, Incorporated                     300        22,515
Merck & Company, Incorporated            1,100        64,680
Pfizer, Incorporated                     3,475       138,479
Pharmacia Corporation                      800        34,120
Schering-Plough Corporation                800        28,648
Watson Pharmaceuticals,
 Incorporated *                            900        28,251
                                                 -----------
                                                     316,693

COMMON STOCK                           SHARES       VALUE
ELECTRIC POWER--1.66%
Allegheny Energy, Incorporated             600   $    21,732
DTE Energy Company                       3,500       146,790
                                                 -----------
                                                     168,522
ELECTRICAL EQUIPMENT--2.09%
General Electric Company                 5,300       212,424

EXPLORATION/DRILLING--0.73%
GlobalSantaFe Corporation                  997        28,435
Kerr-McGee Corporation                     300        16,440
Unocal Corporation                         800        28,856
                                                 -----------
                                                      73,731
FINANCIAL SERVICES--3.41%
Citigroup, Incorporated                  2,600       131,248
Countrywide Credit Industries,
 Incorporated                            2,300        94,231
J.P. Morgan Chase & Company              1,640        59,614
Morgan Stanley Dean Witter & Company     1,100        61,534
                                                 -----------
                                                     346,627
FOOD PRODUCERS--1.80%
ConAgra, Incorporated                    3,300        78,441
H.J. Heinz Company                         800        32,896
McCormick & Company, Incorporated          900        37,773
Sensient Technologies Corporation        1,600        33,296
                                                 -----------
                                                     182,406
FOOD RETAILERS--0.87%
Kroger Company (The) *                   1,800        37,566
Safeway, Incorporated *                    700        29,225
SUPERVALU Incorporated                   1,000        22,120
                                                 -----------
                                                      88,911
HOMEBUILDING/SUPPLIES--0.51%
Centex Corporation                         900        51,381

HOUSEHOLD PRODUCTS/HOUSEWARES--1.32%
Black & Decker Corporation               1,300        49,049
Kimberly-Clark Corporation                 500        29,900
Procter & Gamble Company                   700        55,391
                                                 -----------
                                                     134,340
INSURANCE COMPANIES--1.09%
American International Group,
 Incorporated                              579        45,973
CIGNA Corporation                          700        64,855
                                                 -----------
                                                     110,828
LEISURE TIME/GAMING--0.45%
Brunswick Corporation                    2,100        45,696

MANUFACTURING - DIVERSIFIED--1.22%
Minnesota Mining and Manufacturing
 Company                                   300        35,463
Tyco International LTD                   1,500        88,350
                                                 -----------
                                                     123,813
MEDIA - TV/RADIO/CABLE--0.44%
Comcast Corporation (Special
 Class A) *                                800        28,800
Cox Communications, Incorporated
 (Class A) *                               400        16,764
                                                 -----------
                                                      45,564

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
BALANCED PORTFOLIO, CONTINUED

COMMON STOCK                           SHARES       VALUE
MEDICAL PRODUCTS/SUPPLIES--0.60%
Beckman Coulter, Incorporated            1,300   $    57,590
Zimmer Holdings, Incorporated *            110         3,359
                                                 -----------
                                                      60,949
MEDICAL SERVICES--2.42%
American Home Products Corporation         700        42,952
Bristol-Myers Squibb Company             1,100        56,100
Health Management Associates,
 Incorporated (Class A) *                  900        16,560
Johnson & Johnson                        1,900       112,290
Tenet Healthcare Corporation *             300        17,616
                                                 -----------
                                                     245,518
METALS & MINING--0.21%
Alcoa Incorporated                         600        21,330

OIL INTERNATIONAL--3.35%
BP Amoco PLC ADR                         2,428       112,926
ChevronTexaco Corporation                1,500       134,415
Royal Dutch Petroleum Company ADR        1,900        93,138
                                                 -----------
                                                     340,479
OIL SERVICES--0.76%
Schlumberger Limited                       900        49,455
Tidewater, Incorporated                    800        27,120
                                                 -----------
                                                      76,575
PAPER/FOREST PRODUCTS--0.23%
International Paper Company                300        12,105
Weyerhaeuser Company                       200        10,816
                                                 -----------
                                                      22,921
RETAIL - GENERAL--1.74%
Federated Department Stores,
 Incorporated *                          1,300        53,170
Wal-Mart Stores, Incorporated            2,151       123,790
                                                 -----------
                                                     176,960
RETAIL - SPECIALTY--1.14%
Lowe's Companies, Incorporated           2,000        92,820
Toys 'R' Us, Incorporated *              1,100        22,814
                                                 -----------
                                                     115,634
SEMICONDUCTORS--1.39%
Intel Corporation                        4,500       141,525

SPECIALTY PRINTING/SERVICES--0.41%
Banta Corporation                        1,400        41,328

TELECOM - CELLULAR--0.19%
A T & T Wireless Services
 Incorporated *                          1,364        19,601

TELECOM - LONG DISTANCE--0.13%
WorldCom, Incorporated - MCI Group          36           457
WorldCom, Incorporated - WorldCom
 Group *                                   900        12,672
                                                 -----------
                                                      13,129
TELEPHONE--1.96%
Alltel Corporation                       1,600        98,768
Qwest Communications International
 Incorporated                            1,802        25,462
Verizon Communications                   1,576        74,797
                                                 -----------
                                                     199,027

COMMON STOCK                           SHARES       VALUE
TRUCKING & SHIPPING--0.25%
USFreightways Corporation                  800   $    25,120
                                                 -----------
                    TOTAL COMMON STOCK--43.93%
                             (Cost $4,102,259)     4,462,073
                                                 -----------
                                        FACE
BONDS AND NOTES                        AMOUNT       VALUE
AUTO & TRUCK MANUFACTURERS--1.13%
DaimlerChrysler North America,
 7.20%, 09/01/09                      $115,000       114,937

AUTO PARTS MANUFACTURERS--5.79%
Cooper Tire & Rubber Company, 7.75%,
 12/15/09                              500,000       489,708
TRW, Incorporated, 6.30%, 05/15/08     100,000        97,791
                                                 -----------
                                                     587,499
BUILDING SUPPLIES--1.01%
Lafarge Corporation, 6.375%,
 07/15/05                              100,000       102,590

MANUFACTURING - DIVERSIFIED--2.01%
Tyco International Group, yankee
 bond, 5.875%, 11/01/04                200,000       204,586

REAL ESTATE/REITS--1.00%
Weingarten Realty Investors, 7.35%,
 07/20/09                              100,000       101,834

TELEPHONE--0.96%
US West Communications,
 Incorporated, 6.125%, 11/15/05        100,000        96,937

TRANSPORTATION - MISCELLANEOUS--4.76%
Hertz Corporation, 7.40%, 03/01/11     200,000       193,044
Union Tank Car Company, 6.63%,
 10/03/04                              275,000       290,757
                                                 -----------
                                                     483,801
U S GOVERNMENT AGENCY SECURITIES--8.61%
Federal Farm Credit Banks, 5.25%,
 05/01/02 (a)                          100,000       101,030
Federal Home Loan Bank, 4.875%,
 01/22/02 (a)                          250,000       250,381
Federal Home Loan Bank, 5.125%,
 09/15/03                              200,000       206,788
Federal Home Loan Bank, 5.25%,
 04/25/02 (a)                          150,000       151,467
Federal Home Loan Bank, 5.495%,
 03/22/04                              100,000       104,231
Federal Home Loan Mortgage
 Corporation, Pool # 540341, 9.00%,
 09/01/19                                2,472         2,682
Federal Home Loan Mortgage
 Corporation, Pool # 360100, 9.00%,
 04/01/20                                6,585         7,138
Federal National Mortgage
 Association, 7.55%, 04/22/02 (a)       50,000        50,824
                                                 -----------
                                                     874,541
U S GOVERNMENT SECURITIES--8.46%
U S Treasury Bonds, 6.00%, 02/15/26    680,000       700,825
U S Treasury Notes, 5.875%, 02/15/04   150,000       158,273
                                                 -----------
                                                     859,098
                                                 -----------
                 TOTAL BONDS AND NOTES--33.73%
                             (Cost $3,274,808)     3,425,823
                                                 -----------

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
BALANCED PORTFOLIO, CONTINUED

CONSTRUCTION--3.99%
                                        FACE
COMMERCIAL PAPER                       AMOUNT       VALUE
Centex Corporation, 2.75%, 01/10/02   $406,000   $   405,721
ELECTRIC POWER--11.79%
Allegheny Energy Supply Company LLC,
 3.00%, 01/02/02                       202,000       201,983
Alliant Energy Corporation, 2.80%,
 01/04/02                              341,000       340,920
Arizona Public Service Company,
 2.60%, 01/03/02                       350,000       349,949
Public Service Company of Colorado,
 2.70%, 01/14/02                       305,000       304,702
                                                 -----------
                                                   1,197,554
FOOD PRODUCERS--2.49%
ConAgra Foods Incorporated, 2.60%,
 01/11/02                              253,000       252,817
                                        FACE
COMMERCIAL PAPER                       AMOUNT       VALUE

TRUCKING & SHIPPING--3.25%
Ryder System Incorporated, 2.55%,
 01/18/02                             $330,000   $   329,603
                                                 -----------
                TOTAL COMMERCIAL PAPER--21.52%
                             (Cost $2,185,695)     2,185,695
                                                 -----------
                     TOTAL INVESTMENTS--99.18%
                             (Cost $9,562,762)    10,073,591
CASH AND OTHER ASSETS, LESS LIABILITIES--0.82%        82,949
                                                 -----------
                           NET ASSETS--100.00%   $10,156,540
                                                 ===========
ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

(a) Long-term obligations that will mature in less than one year.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                             INTEREST/
U S GOVERNMENT AND AGENCY SHORT-TERM              MATURITY    STATED        FACE
OBLIGATIONS                                         DATE      RATE(%)      AMOUNT        VALUE
U S GOVERNMENT AGENCIES--100.02%
Federal Home Loan Bank                            01/04/02     1.77      $1,615,000   $ 1,614,762
Federal Home Loan Mortgage Corporation            01/02/02     1.74         727,000       726,965
Federal Home Loan Mortgage Corporation            01/08/02     1.68       1,891,000     1,890,382
Federal Home Loan Mortgage Corporation            02/12/02     1.75       2,010,000     2,005,896
Federal National Mortgage Association             01/03/02     1.80       1,450,000     1,449,855
Federal National Mortgage Association             01/14/02     1.73       1,372,000     1,371,142
Federal National Mortgage Association             01/16/02     1.72       4,535,000     4,531,748
                                                                                      -----------
                    TOTAL U S GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS--100.02%
                                                                 (Cost $13,590,750)    13,590,750
                                     LIABILITIES IN EXCESS OF OTHER ASSETS--(0.02%)        (2,147)
                                                                                      -----------
                                                                NET ASSETS--100.00%   $13,588,603
                                                                                      ===========

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
GOVERNMENT BOND PORTFOLIO

                                                              INTEREST/
                                                               STATED
                                                  MATURITY      RATE         FACE
CORPORATE BONDS                                     DATE         (%)        AMOUNT       VALUE
AUTO & TRUCK MANUFACTURERS--8.23%
Ford Credit Auto Owner Trust ABS                   11/15/03     7.030     $  500,000   $  507,261

BEVERAGES--8.69%
Coca-Cola Enterprises Incorporated                 09/30/09     7.125        500,000      535,531

FINANCIAL SERVICES--8.95%
Block Financial Corporation                        04/15/07     8.500        500,000      551,600

RETAIL - DISCOUNT--1.65%
Dayton Hudson Corporation                          11/01/08     5.875        100,000      101,722

TELEPHONE--1.68%
Pacific Bell                                       11/01/09     6.625        100,000      103,141
                                                                                       ----------
                                                       TOTAL CORPORATE BONDS--29.20%
                                                                   (Cost $1,654,371)    1,799,255
                                                                                       ----------
U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES--41.26%
Federal Home Loan Bank                             02/15/07     7.250        500,000      553,481
Federal National Mortgage Association (a)          04/15/02     6.625        500,000      506,411
Federal National Mortgage Association              10/15/12     6.000      1,500,000    1,481,982
                                                                                       ----------
                                                                                        2,541,874

U S GOVERNMENT SECURITIES--22.37%
U S Treasury Notes (a)                             03/31/02     6.500        500,000      505,860
U S Treasury Notes                                 05/15/04     5.250        200,000      208,531
U S Treasury Notes                                 05/15/06     6.875        100,000      110,203
U S Treasury Notes                                 07/15/06     7.000        500,000      553,985
                                                                                       ----------
                                                                                        1,378,579
                                                                                       ----------
                   TOTAL U S GOVERNMENT AGENCY and U S GOVERNMENT SECURITIES--63.63%
                                                                   (Cost $3,815,427)    3,920,453
                                                                                       ----------
U S GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS

U S GOVERNMENT AGENCIES--5.42%
Federal Home Loan Bank                             01/14/02     1.730        100,000       99,937
Federal National Mortgage Association              01/18/02     1.720        234,000      233,810
                                                                                       ----------
                       TOTAL U S GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS--5.42%
                                                                     (Cost $333,747)      333,747
                                                                                       ----------
                                                           TOTAL INVESTMENTS--98.25%
                                                                   (Cost $5,803,545)    6,053,455
                                      CASH AND OTHER ASSETS, LESS LIABILITIES--1.75%      107,859
                                                                                       ----------
                                                                 NET ASSETS--100.00%   $6,161,314
                                                                                       ==========
ABBREVIATIONS
ABS--Asset Backed Security

(a) Long-term obligations that will mature in less than one year.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
SMALL-CAP/MID-CAP PORTFOLIO

COMMON STOCK                            SHARES      VALUE
BIO/SPECIALTY PHARMACEUTICALS--14.38%
Abgenix, Incorporated *                   1,000   $   33,640
Celgene Corporation *                     1,000       31,920
CuraGen Corporation *                     1,500       33,555
Maxygen Incorporated *                    1,000       17,570
Millennium Pharmaceuticals,
 Incorporated *                           1,000       24,510
Pharmacyclics, Incorporated *             1,000        9,940
                                                  ----------
                                                     151,135
COMMUNICATION EQUIPMENT--16.33%
Avanex Corporation *                        700        4,130
Brocade Communications Systems,
 Incorporated *                           1,400       46,368
Digital Lightwave, Incorporated *           800        7,504
Ditech Communications Corporation *         800        4,816
Powerwave Technologies,
 Incorporated *                           2,400       41,472
RF Micro Devices, Incorporated *          1,400       26,922
Sycamore Networks, Incorporated *           800        4,288
Tekelec *                                 2,000       36,220
                                                  ----------
                                                     171,720
COMPUTER RELATED--2.90%
Juniper Networks, Incorporated *          1,000       18,950
SanDisk Corporation *                       800       11,520
                                                  ----------
                                                      30,470
COMPUTER SOFTWARE/SERVICES--23.45%
Exodus Communications, Incorporated *     2,000           78
Gemstar-TV Guide International,
 Incorporated *                           1,000       27,700
Informatica Corporation *                 5,000       72,550
Micromuse, Incorporated *                 5,000       75,000
Redback Networks Incorporated *             800        3,160
Simplex Solutions, Incorporated *         4,000       68,000
                                                  ----------
                                                     246,488
COMPUTER - INTERNET--0.68%
CacheFlow Incorporated *                    400        1,072
Foundry Networks, Incorporated *            500        4,075
InfoSpace, Incorporated *                 1,000        2,050
                                                  ----------
                                                       7,197
DIVERSIFIED--2.56%
Human Genome Sciences, Incorporated *       800       26,976

COMMON STOCK                            SHARES      VALUE

DRUGS--4.99%
Isis Pharmaceuticals, Incorporated *      2,000   $   44,380
Lynx Therapeutics, Incorporated *         2,000        8,060
                                                  ----------
                                                      52,440
ELECTRONICS--10.01%
Advanced Digital Information
 Corporation *                            5,000       80,200
American Superconductor Corporation *     1,000       12,260
PMC-Sierra, Incorporated *                  600       12,756
                                                  ----------
                                                     105,216
SEMICONDUCTORS--15.59%
ARM Holdings plc sponsored ADR *          1,500       23,385
Applied Micro Circuits Corporation *      1,400       15,848
Broadcom Corporation (Class A) *            500       20,490
Caliper Technologies Corporation *        1,500       23,415
Multilink Technology Corporation *        5,000       32,400
Qlogic Corporation *                        700       31,157
TriQuint Semiconductor,
 Incorporated *                           1,400       17,164
                                                  ----------
                                                     163,859
                                                  ----------
                     TOTAL COMMON STOCK--90.89%
                              (Cost $2,678,995)      955,501
                                                  ----------
U S GOVERNMENT AND AGENCY                FACE
SHORT-TERM OBLIGATIONS                  AMOUNT
U S GOVERNMENT AGENCIES--9.80%
Federal Home Loan Mortgage
 Corporation, 1.80%, 01/03/02          $103,000      102,990
                                                  ----------
     TOTAL U S GOVERNMENT AND AGENCY SHORT-TERM
                             OBLIGATIONS--9.80%
                                (Cost $102,990)      102,990
                                                  ----------
                     TOTAL INVESTMENTS--100.69%
                              (Cost $2,781,985)    1,058,491
 LIABILITIES IN EXCESS OF OTHER ASSETS--(0.69%)       (7,282)
                                                  ----------
                            NET ASSETS--100.00%   $1,051,209
                                                  ==========
ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO

                                                             INTEREST/
                                                  MATURITY    STATED        FACE
CORPORATE BONDS                                     DATE      RATE(%)      AMOUNT        VALUE
AIRLINES--4.00%
Northwest Airlines Incorporated                   06/01/06     8.875     $1,000,000   $   824,290

AUTO PARTS MANUFACTURERS--0.22%
Hayes Lemmerz International, Incorporated (c)     12/15/08     8.250      1,000,000        45,000

BANKS--5.22%
Sovereign Bancorp                                 11/15/06    10.500      1,000,000     1,075,000

CHEMICALS--4.49%
Lyondell Chemical Company                         05/01/09    10.875      1,000,000       925,000

COMMUNICATION SERVICES--1.99%
Williams Communication Group, Incorporated        10/01/09    10.875      1,000,000       410,000

COMPUTER - INTERNET--4.72%
Unisys Corporation                                04/01/08     7.875      1,000,000       972,500

COMPUTER - SOFTWARE--4.64%
Amkor Technologies, Incorporated                  05/01/06     9.250      1,000,000       955,000

ELECTRONICS--4.95%
Flextronics International LTD, yankee bond        10/15/07     8.750      1,000,000     1,020,000

FINANCIAL SERVICES--5.54%
LaBranche & Company                               03/01/07    12.000      1,000,000     1,140,000

HOMEBUILDING/SUPPLIES--4.77%
Toll Corporation                                  05/01/09     8.000      1,000,000       982,500

LEISURE TIME/GAMING--10.14%
International Game Technology                     05/15/09     8.375      1,000,000     1,052,500
Mohegan Tribal Gaming                             01/01/09     8.750      1,000,000     1,035,000
                                                                                      -----------
                                                                                        2,087,500
LODGING/HOTELS--4.48%
HMH Properties                                    08/01/08     7.875      1,000,000       922,500

MANUFACTURING - SPECIALTY--4.98%
Hasbro, Incorporated                              03/15/03     7.950      1,000,000     1,025,000

MEDIA - TV/RADIO/CABLE--8.58%
Charter Communications Holdings (a)               01/15/10     0.000      1,000,000       717,500
News America Holdings                             10/17/08     7.375      1,000,000     1,049,786
                                                                                      -----------
                                                                                        1,767,286
MISCELLANEOUS--4.74%
United Rentals, Incorporated                      04/01/09     9.000      1,000,000       975,000

RETAIL - DISCOUNT--3.08%
K Mart Corporation                                10/01/12     7.750      1,000,000       632,931

STEEL--4.76%
AK Steel Corporation                              02/15/09     7.875      1,000,000       980,000

TELEPHONE--0.59%
XO Communications, Incorporated                   10/01/07     9.625      1,000,000       120,000
WinStar Communications, Incorporated (a)(b)(c)    04/15/10     0.000      1,000,000         1,250
                                                                                      -----------
                                                                                          121,250
UTILITY - MISCELLANEOUS--4.42%
AES Corporation (The)                             06/01/09     9.500      1,000,000       910,000
                                                                                      -----------
                                                      TOTAL CORPORATE BONDS--86.31%
                                                                 (Cost $20,580,064)    17,770,757
                                                                                      -----------

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO, CONTINUED

                                                             INTEREST/
U S GOVERNMENT AND AGENCY                         MATURITY    STATED        FACE
SHORT-TERM OBLIGATIONS                              DATE      RATE(%)      AMOUNT        VALUE
U S GOVERNMENT AGENCIES--11.91%
Federal Farm Credit Bank                          01/02/02     1.730     $1,700,000   $ 1,699,918
Federal National Mortgage Corporation             01/14/02     1.720        753,000       752,532
                                                                                      -----------
                     TOTAL U S GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS--11.91%
                                                                  (Cost $2,452,450)     2,452,450
                                                                                      -----------
                                                          TOTAL INVESTMENTS--98.22%
                                                                 (Cost $23,032,514)    20,223,207
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--1.78%       365,745
                                                                                      -----------
                                                                NET ASSETS--100.00%   $20,588,952
                                                                                      ===========

NOTES TO SCHEDULE OF INVESTMENTS
 (a) A security originally issued with a zero coupon that converts to a coupon at a stated date and rate.
 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At December 31, 2001, the market value of these securities amounted to $1,250 or 0.01% of net assets.
 (c) Security is in default of interest.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL STOCK PORTFOLIO

COMMON STOCK (a)
AUSTRALIA--3.78%
The News Corporation Limited              2,700   $   85,887
Westpac Banking Corporation Limited         800       32,368
                                                  ----------
                                                     118,255
BELGIUM--0.49%
Delhaize "Le Lion" SA *                     300       15,300

FINLAND--2.51%
Nokia Corporation                         3,200       78,496

DENMARK--1.46%
Novo Nordisk A/S                            700       28,070
TDC A/S                                   1,000       17,600
                                                  ----------
                                                      45,670
FRANCE--10.78%
Alcatel S.A.                              1,400       23,170
Aventis S.A.                              1,000       71,000
Axa                                       2,200       46,244
France Telecom S.A.                       1,400       55,986
Groupe Danone                               900       21,555
Total Fina Elf S.A.                       1,700      119,408
                                                  ----------
                                                     337,363
GERMANY--7.56%
DaimlerChrysler AG                        1,000       41,670
Deutsche Bank AG                            600       42,090
Deutsche Telekom AG                       3,100       52,390
SAP AG                                    1,300       41,509
Siemens AG                                  900       58,932
                                                  ----------
                                                     236,591
GREECE--0.83%
Hellenic Telecommunications
 Organization SA                          3,400       25,908

HONG KONG--2.17%
Chartered Semiconductor
 Manufacturing LTD *                        200        5,288
Cheung Kong (Holdings) LTD                2,300       23,891
Hutchison Whampoa LTD                       800       38,600
                                                  ----------
                                                      67,779
IRELAND--1.05%
Bank of Ireland                             900       32,886

ITALY--4.39%
ENI S.p.A.                                  500       30,980
Luxottica Group S.p.A.                      600        9,888
San Paolo--IMI S.p.A.                       900       19,701
Telecom Italia S.p.A.                       900       76,950
                                                  ----------
                                                     137,519

COMMON STOCK (a)
JAPAN--20.27%
Canon Incorporated                        1,500   $   52,590
Hitachi, Limited                            600       43,914
Honda Motor Company, LTD                    800       65,208
Kirin Brewery Company, Limited              200       14,100
Matsushita Electric Industrial
 Company, Limited                         3,400       42,840
Mitsubishi Toyko Financial Group,
 Incorporated *                           7,700       49,819
NEC Corporation                           2,700       27,999
Nippon Telegraph and Telephone
 Corporation                              5,200       84,240
Sony Corporation                          1,500       67,650
TDK Corporation                             200        9,700
The Tokio Marine & Fire Insurance
 Company Limited                            500       18,300
Toyota Motor Corporation                  3,100      157,976
                                                  ----------
                                                     634,336
NETHERLANDS--6.11%
ABN AMRO Holding N.V.                       800       13,024
Aegon N.V.                                  800       21,416
Fortis                                    1,200       31,092
ING Groep N.V.                            1,100       27,995
Koninklijke (Royal) Ahold N.V.              512       15,048
Koninklijke (Royal) KPN N.V. *              717        3,628
Koninklijke (Royal) Philips
 Electronics N.V.                           700       20,377
Royal Dutch Petroleum Company             1,200       58,824
                                                  ----------
                                                     191,404
NORWAY--0.94%
Norsk Hydro ASA                             700       29,400

PORTUGAL--0.95%
Electricidade de Portugal, S.A.             200        4,360
Portugal Telecom, S.A. *                  3,340       25,417
                                                  ----------
                                                      29,777
SPAIN--3.79%
Banco Bilbao Vizcaya Argentaria, S.A.     2,200       27,390
Banco Santander Central Hispano SA        3,200       26,560
Endesa, S.A.                                700       10,969
Repsol YPF, S.A.                            900       13,077
Telefonica SA *                           1,017       40,761
                                                  ----------
                                                     118,757
SWEDEN--2.20%
Telefonaktiebolaget LM Ericsson          13,200       68,904

SWITZERLAND--6.69%
Adecco SA                                   800       10,800
Nestle SA                                 1,800       95,947
Novartis AG                               2,800      102,200
Sulzer Medica                               100          449
                                                  ----------
                                                     209,396
TAIWAN--0.76%
Singapore Telecommunications Limited      2,500       23,829

SCHEDULE OF INVESTMENTS  December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL STOCK PORTFOLIO, CONTINUED

COMMON STOCK (a)
UNITED KINGDOM--21.41%
AstraZeneca Group PLC                     1,500   $   69,900
BG Group PLC                                600       12,390
BP Amoco PLC                              3,100      144,181
BT Group PLC *                              700       25,725
Barclays PLC                                300       40,365
Cable & Wireless PLC                        800       11,848
Cadbury Schweppes PLC                       400       10,288
GlaxoSmithKline PLC                       2,599      129,482
Imperial Chemical Industries PLC            200        4,370
International Power PLC *                   100        2,931
Shell Transport & Trading Company         1,400       58,030
Unilever PLC                                500       16,635
Vodafone Group PLC                        5,400      138,672
WPP Group PLC                               100        5,390
                                                  ----------
                                                     670,207
                                                  ----------
                      TOTAL INVESTMENTS--98.14%
                              (Cost $4,801,284)    3,071,777
 CASH AND OTHER ASSETS, LESS LIABILITIES--1.86%       58,296
                                                  ----------
                            NET ASSETS--100.00%   $3,130,073
                                                  ==========
NOTES TO SCHEDULE OF INVESTMENTS
 (a) This portfolio invests primarily
 in Depositary receipts, which
 include ADRs, GDRs, EuroDRs (Euro
 Depositary Receipts) and NYSs (New
 York Shares), these securities are
 negotiable U.S. securities that
 generally represent a non-U.S.
 company's publicly traded equity and
 are usually U.S. dollar-denominated.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2001
--------------------------------------------------------------------------------

                                                                GROWTH      EQUITY INCOME    BALANCED     MONEY MARKET
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
ASSETS
Investments in securities, at value                           $17,813,973    $21,076,006    $10,073,591   $13,590,750
Cash and cash equivalents                                          35,588         26,290          1,593         5,055
Prepaid expenses                                                    1,435          1,704            883           773
Receivable for:
  Dividends                                                         9,421         37,399          6,135            --
  Capital stock sold                                                9,167         29,577         30,605         3,238
  Interest                                                             --             --         53,248            --
  Expense reimbursement                                             1,934             --          1,440         1,362
                                                              -----------    -----------    -----------   -----------
                                                TOTAL ASSETS   17,871,518     21,170,976     10,167,495    13,601,178
                                                              -----------    -----------    -----------   -----------
LIABILITIES
  Capital stock reacquired                                            367            554            290           480
Accrued:
  Investment advisory fee                                           7,614          8,913          4,313         5,266
  Service fee                                                       3,807          4,456          2,156         2,633
  Other liabilities                                                 4,196          4,196          4,196         4,196
                                                              -----------    -----------    -----------   -----------
                                           TOTAL LIABILITIES       15,984         18,119         10,955        12,575
                                                              -----------    -----------    -----------   -----------
                                                  NET ASSETS  $17,855,534    $21,152,857    $10,156,540   $13,588,603
                                                              ===========    ===========    ===========   ===========
SHARES OUTSTANDING                                             11,177,241     13,118,859      7,576,351    13,588,603
                                                              ===========    ===========    ===========   ===========
NET ASSET VALUE PER SHARE                                     $      1.60    $      1.61    $      1.34   $      1.00
                                                              ===========    ===========    ===========   ===========

STATEMENTS OF OPERATIONS  Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                GROWTH      EQUITY INCOME   BALANCED    MONEY MARKET
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
INVESTMENT INCOME
Dividends                                                     $   145,844    $   458,210    $  67,387           --
Interest                                                          215,407        108,942      310,972     $323,760
                                                              -----------    -----------    ---------     --------
                                     TOTAL INVESTMENT INCOME      361,251        567,152      378,359      323,760
                                                              -----------    -----------    ---------     --------
EXPENSES
Investment advisory fees                                           91,250        109,170       49,750       43,557
Service fees                                                       45,625         54,585       24,875       21,778
Professional fees                                                   3,697          3,697        3,697        3,697
Custody and transaction fees                                       29,740         22,812       22,676       16,191
Directors' fees and expenses                                        4,279          4,279        4,279        4,279
Registration fees                                                     460            582          218           97
Other                                                               1,882          2,140        1,109          903
                                                              -----------    -----------    ---------     --------
                                              TOTAL EXPENSES      176,933        197,265      106,604       90,502
                                    LESS EXPENSES REIMBURSED      (17,796)            --      (16,796)     (14,299)
                                                              -----------    -----------    ---------     --------
                                                NET EXPENSES      159,137        197,265       89,808       76,203
                                                              -----------    -----------    ---------     --------
INVESTMENT INCOME--NET                                            202,114        369,887      288,551      247,557
                                                              -----------    -----------    ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                        (529,670)       731,329      140,833           --
  Change in unrealized depreciation of investments             (3,048,486)    (3,885,386)    (912,689)          --
                                                              -----------    -----------    ---------     --------
NET LOSS ON INVESTMENTS                                        (3,578,156)    (3,154,057)    (771,856)          --
                                                              -----------    -----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $(3,376,042)   $(2,784,170)   $(483,305)    $247,557
                                                              ===========    ===========    =========     ========

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2001
--------------------------------------------------------------------------------

                                                              GOVERNMENT     SMALL-CAP/MID-     HIGH YIELD      INTERNATIONAL
                                                            BOND PORTFOLIO   CAP PORTFOLIO    BOND PORTFOLIO   STOCK PORTFOLIO
ASSETS
Investments in securities, at value                           $6,053,455       $1,058,491      $20,223,207        $3,071,777
Cash and cash equivalents                                             --            3,492            2,569            61,188
Prepaid expenses                                                     593               --            1,588               448
Receivable for:
  Dividends                                                           --               --               --             2,526
  Capital stock sold                                              26,088              564               --                --
  Interest                                                        88,039               --          376,825                --
  Expense reimbursement                                            2,915              790            2,573               690
                                                              ----------       ----------      -----------        ----------
                                              TOTAL ASSETS     6,171,090        1,063,337       20,606,762         3,136,629
                                                              ----------       ----------      -----------        ----------
LIABILITIES
Capital stock reacquired                                              42               36               98                33
Accrued:
  Investment advisory fee                                          2,581            1,157            9,638             1,994
  Service fee                                                      1,291              231            4,381               665
  Other liabilities                                                5,862           10,704            3,693             3,864
                                                              ----------       ----------      -----------        ----------
                                         TOTAL LIABILITIES         9,776           12,128           17,810             6,556
                                                              ----------       ----------      -----------        ----------
                                                NET ASSETS    $6,161,314       $1,051,209      $20,588,952        $3,130,073
                                                              ==========       ==========      ===========        ==========
SHARES OUTSTANDING                                             5,856,150        3,517,011       23,814,074         5,135,874
                                                              ==========       ==========      ===========        ==========
NET ASSET VALUE PER SHARE                                     $     1.05       $     0.30      $      0.86        $     0.61
                                                              ==========       ==========      ===========        ==========

STATEMENTS OF OPERATIONS  Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                              GOVERNMENT     SMALL-CAP/MID-     HIGH YIELD      INTERNATIONAL
                                                            BOND PORTFOLIO   CAP PORTFOLIO    BOND PORTFOLIO   STOCK PORTFOLIO
INVESTMENT INCOME
Dividends                                                            --                 --              --        $  45,358
Interest                                                       $398,626        $    10,588     $ 2,189,688           12,888
                                                               --------        -----------     -----------        ---------
                                   TOTAL INVESTMENT INCOME      398,626             10,588       2,189,688           58,246
                                                               --------        -----------     -----------        ---------
EXPENSES
Investment advisory fees                                         28,799             14,049         114,236           26,173
Service fees                                                     14,399              2,810          51,926            8,725
Professional fees                                                 4,339              4,339           4,239            4,339
Custody and transaction fees                                      6,152              5,105          11,496            8,506
Directors' fees and expenses                                      4,279              4,279           4,279            4,279
Registration fees                                                 1,366                748           5,372            1,321
Other expenses                                                      727                382           2,015              578
                                                               --------        -----------     -----------        ---------
                                            TOTAL EXPENSES       60,061             31,712         193,563           53,921
                                  LESS EXPENSES REIMBURSED      (22,973)           (14,852)        (26,886)         (15,464)
                                                               --------        -----------     -----------        ---------
                                              NET EXPENSES       37,088             16,860         166,677           38,457
                                                               --------        -----------     -----------        ---------
INVESTMENT INCOME--NET                                          361,538             (6,272)      2,023,011           19,789
                                                               --------        -----------     -----------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment                                    --           (177,278)             (3)        (244,715)
  Change in unrealized appreciation (depreciation) of
   investments                                                   29,489           (850,196)     (1,794,032)        (702,629)
                                                               --------        -----------     -----------        ---------
NET GAIN (LOSS) ON INVESTMENTS                                   29,489         (1,027,474)     (1,794,035)        (947,344)
                                                               --------        -----------     -----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                    $391,027        $(1,033,746)    $   228,976        $(927,555)
                                                               ========        ===========     ===========        =========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
GROWTH PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                                 2001          2000
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   202,114   $   295,456
  Net realized gain (loss) on investments                        (529,670)      105,399
  Change in unrealized depreciation                            (3,048,486)     (994,047)
                                                              -----------   -----------
  Net decrease in net assets resulting from operations         (3,376,042)     (593,192)
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (205,322)     (295,761)
  Capital gains                                                        --      (437,606)
                                                              -----------   -----------
  Total distributions to shareholders                            (205,322)     (733,367)

CAPITAL SHARE TRANSACTIONS--Net                                   887,281     1,599,462
                                                              -----------   -----------
TOTAL INCREASE (DECREASE)                                      (2,694,083)      272,903
NET ASSETS
  Beginning of year                                            20,549,617    20,276,714
                                                              -----------   -----------
  End of year                                                 $17,855,534   $20,549,617
                                                              ===========   ===========
Undistributed Net Investment Income                                    --   $     2,625
                                                              ===========   ===========

EQUITY INCOME PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                                 2001          2000
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   369,887   $   408,521
  Net realized gain on investments                                731,329       689,278
  Change in unrealized appreciation (depreciation)             (3,885,386)    1,333,510
                                                              -----------   -----------
  Net increase (decrease) in net assets resulting from
   operations                                                  (2,784,170)    2,431,309
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (374,091)     (411,773)
  Capital gains                                                  (451,367)   (1,312,977)
                                                              -----------   -----------
  Total distributions to shareholders                            (825,458)   (1,724,750)

CAPITAL SHARE TRANSACTIONS--Net                                 2,094,263     2,087,903
                                                              -----------   -----------
TOTAL INCREASE (DECREASE)                                      (1,515,365)    2,794,462
NET ASSETS
  Beginning of year                                            22,668,222    19,873,760
                                                              -----------   -----------
  End of year                                                 $21,152,857   $22,668,222
                                                              ===========   ===========
Undistributed Net Investment Income                                    --   $     3,018
                                                              ===========   ===========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                                 2001          2000
                                                              -----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   288,551   $  345,645
  Net realized gain on investments                                140,833      325,139
  Change in unrealized depreciation                              (912,689)    (241,359)
                                                              -----------   ----------
  Net increase (decrease) in net assets resulting from
   operations                                                    (483,305)     429,425
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (292,331)    (347,193)
  Capital gains                                                   (26,954)    (468,722)
                                                              -----------   ----------
  Total distributions to shareholders                            (319,285)    (815,915)

CAPITAL SHARE TRANSACTIONS--Net                                 1,152,506      630,047
                                                              -----------   ----------
TOTAL INCREASE                                                    349,916      243,557
NET ASSETS
  Beginning of year                                             9,806,624    9,563,067
                                                              -----------   ----------
  End of year                                                 $10,156,540   $9,806,624
                                                              ===========   ==========
Undistributed Net Investment Income                                    --   $    3,524
                                                              ===========   ==========

MONEY MARKET PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                                 2001          2000
                                                              -----------   ----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   247,557   $  328,538
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (247,557)    (328,538)

CAPITAL SHARE TRANSACTIONS--Net                                 6,764,522      147,299
                                                              -----------   ----------
TOTAL INCREASE                                                  6,764,522      147,299
NET ASSETS
  Beginning of year                                             6,824,081    6,676,782
                                                              -----------   ----------
  End of year                                                 $13,588,603   $6,824,081
                                                              ===========   ==========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
GOVERNMENT BOND PORTFOLIO

                                                                              EIGHT MONTHS
                                                               YEAR ENDED         ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                              -------------   -------------
                                                                  2001          2000 (1)
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                       $  361,538      $  216,498
  Net realized loss on investment                                      --            (466)
  Change in unrealized appreciation                                29,489         220,421
                                                               ----------      ----------
  Net increase in net assets resulting from operations            391,027         436,453
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (363,524)       (214,984)
  Capital gains                                                        --              --
                                                               ----------      ----------
  Total distributions to shareholders                            (363,524)       (214,984)

CAPITAL SHARE TRANSACTIONS--Net                                   686,771       5,225,571
                                                               ----------      ----------
TOTAL INCREASE                                                    714,274       5,447,040
NET ASSETS
  Beginning of period                                           5,447,040              --
                                                               ----------      ----------
  End of period                                                $6,161,314      $5,447,040
                                                               ==========      ==========
Undistributed Net Investment Income                                    --      $    1,514
                                                               ==========      ==========

SMALL-CAP/MID-CAP PORTFOLIO

                                                                              EIGHT MONTHS
                                                               YEAR ENDED         ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                              -------------   -------------
                                                                  2001          2000 (1)
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment loss--net                                         $    (6,272)    $  (19,182)
  Net realized loss on investment                                 (177,278)       (27,833)
  Change in unrealized depreciation                               (850,196)      (873,298)
                                                               -----------     ----------
  Net decrease in net assets resulting from operations          (1,033,746)      (920,313)
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                                --             --
  Capital gains                                                         --             --
                                                               -----------     ----------
  Total distributions to shareholders                                   --             --

CAPITAL SHARE TRANSACTIONS--Net                                    251,905      2,753,363
                                                               -----------     ----------
TOTAL INCREASE (DECREASE)                                         (781,841)     1,833,050
NET ASSETS
  Beginning of period                                            1,833,050             --
                                                               -----------     ----------
  End of period                                                $ 1,051,209     $1,833,050
                                                               ===========     ==========

(1) Commencement of operations was May 1, 2000.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO

                                                                              EIGHT MONTHS
                                                               YEAR ENDED         ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                              -------------   -------------
                                                                  2001          2000 (1)
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                       $ 2,023,011     $ 1,198,604
  Net realized loss on investment                                       (3)             --
  Change in unrealized depreciation                             (1,794,032)     (1,015,275)
                                                               -----------     -----------
  Net increase in net assets resulting from operations             228,976         183,329
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment loss--net                                          (2,035,055)     (1,191,133)
  Capital gains                                                         --              --
                                                               -----------     -----------
  Total distributions to shareholders                           (2,035,055)     (1,191,133)

CAPITAL SHARE TRANSACTIONS--Net                                  2,154,048      21,248,787
                                                               -----------     -----------
TOTAL INCREASE                                                     347,969      20,240,983
NET ASSETS
  Beginning of period                                           20,240,983              --
                                                               -----------     -----------
  End of period                                                $20,588,952     $20,240,983
                                                               ===========     ===========
Undistributed Net Investment Income                                     --     $     7,471
                                                               ===========     ===========

INTERNATIONAL STOCK PORTFOLIO

                                                                              EIGHT MONTHS
                                                               YEAR ENDED         ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                              -------------   -------------
                                                                  2001          2000 (1)
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                       $    19,789     $    25,570
  Net realized gain (loss) on investment                          (244,715)          3,578
  Change in unrealized depreciation                               (702,629)     (1,026,878)
                                                               -----------     -----------
  Net decrease in net assets resulting from operations            (927,555)       (997,730)
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                           (22,121)        (23,105)
  Capital gains                                                     (2,730)           (848)
                                                               -----------     -----------
  Total distributions to shareholders                              (24,851)        (23,953)

CAPITAL SHARE TRANSACTIONS--Net                                     58,681       5,045,481
                                                               -----------     -----------
TOTAL INCREASE (DECREASE)                                         (893,725)      4,023,798
NET ASSETS
  Beginning of period                                            4,023,798              --
                                                               -----------     -----------
  End of period                                                $ 3,130,073     $ 4,023,798
                                                               ===========     ===========
Undistributed Net Investment Income                            $       133     $     2,465
                                                               ===========     ===========

(1) Commencement of operations was May 1, 2000.
See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

GROWTH PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------------
                                                     2001           2000           1999           1998           1997
                                                 ------------   ------------   ------------   ------------   ------------
      Net Asset Value, Beginning of Year         $  1.93        $  2.06        $  1.81        $  1.60        $  1.45
      Investment income--net                        0.02           0.03           0.02           0.02           0.03
      Net realized and unrealized gain (loss)
       on investments during the year              (0.33)         (0.09)          0.25           0.27           0.27
                                                 -------        -------        -------        -------        -------
               Total from investment operations    (0.31)         (0.06)          0.27           0.29           0.30
      Less distributions from
        Investment income--net                     (0.02)         (0.03)         (0.02)         (0.02)         (0.03)
        Capital gains                              --             (0.04)         --             (0.06)         (0.12)
                                                 -------        -------        -------        -------        -------
                            Total distributions    (0.02)         (0.07)         (0.02)         (0.08)         (0.15)
                                                 -------        -------        -------        -------        -------
      Net Asset Value, End of Year               $  1.60        $  1.93        $  2.06        $  1.81        $  1.60
                                                 =======        =======        =======        =======        =======
      Total return                                (16.12)%        (2.82)%        14.99 %        18.62 %        20.72 %
                                                 =======        =======        =======        =======        =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)    $17,856        $20,550        $20,277        $15,702        $11,127
      Ratio of expenses with reimbursement to
       average net assets                           0.87 %         0.87 %         0.87 %         0.87 %         0.87 %
      Ratio of expenses without reimbursement
       to average net assets                        0.97 %         0.92 %         0.94 %         1.01 %         1.09 %
      Ratio of net investment income to average
       net assets                                   1.11 %         1.42 %         1.06 %         1.00 %         1.69 %
      Portfolio turnover rate                      33.57 %        17.36 %        20.96 %        25.75 %        45.37 %

EQUITY INCOME PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------------
                                                     2001           2000           1999           1998           1997
                                                 ------------   ------------   ------------   ------------   ------------
      Net Asset Value, Beginning of Year         $  1.90        $  1.84        $  1.75        $  1.56        $  1.37
      Investment income--net                        0.03           0.04           0.03           0.02           0.03
      Net realized and unrealized gain (loss)
       on investments during the year              (0.25)          0.18           0.26           0.22           0.28
                                                 -------        -------        -------        -------        -------
               Total from investment operations    (0.22)          0.22           0.29           0.24           0.31
      Less distributions from
        Investment income--net                     (0.03)         (0.04)         (0.03)         (0.02)         (0.03)
        Capital gains                              (0.04)         (0.12)         (0.17)         (0.03)         (0.09)
                                                 -------        -------        -------        -------        -------
                            Total distributions    (0.07)         (0.16)         (0.20)         (0.05)         (0.12)
                                                 -------        -------        -------        -------        -------
      Net Asset Value, End of Year               $  1.61        $  1.90        $  1.84        $  1.75        $  1.56
                                                 =======        =======        =======        =======        =======
      Total return                                (11.79)%        12.00 %        17.09 %        15.85 %        22.41 %
                                                 =======        =======        =======        =======        =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)    $21,153        $22,668        $19,874        $15,051        $ 9,783
      Ratio of expenses with reimbursement to
       average net assets                           0.90 %         0.92 %         0.93 %         0.93 %         0.93 %
      Ratio of expenses without reimbursement
       to average net assets                        0.90 %         0.92 %         0.94 %         0.99 %         1.10 %
      Ratio of net investment income to average
       net assets                                   1.69 %         1.94 %         1.49 %         1.44 %         1.91 %
      Portfolio turnover rate                      33.28 %        22.67 %        16.42 %        24.83 %        35.08 %

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

BALANCED PORTFOLIO

                                                                           YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                         2001          2000          1999          1998          1997
                                                     ------------   -----------   -----------   -----------   -----------
      Net Asset Value, Beginning of Year             $  1.45        $ 1.52        $ 1.54        $ 1.39        $ 1.27
      Investment income--net                            0.04          0.06          0.04          0.04          0.04
      Net realized and unrealized gain (loss) on
       investments during the year                     (0.11)         0.01          0.08          0.19          0.20
                                                     -------        ------        ------        ------        ------
                   Total from investment operations    (0.07)         0.07          0.12          0.23          0.24
      Less distributions from
        Investment income--net                         (0.04)        (0.06)        (0.04)        (0.04)        (0.05)
        Capital gains                                     --         (0.08)        (0.10)        (0.04)        (0.07)
                                                     -------        ------        ------        ------        ------
                                Total distributions    (0.04)        (0.14)        (0.14)        (0.08)        (0.12)
                                                     -------        ------        ------        ------        ------
      Net Asset Value, End of Year                   $  1.34        $ 1.45        $ 1.52        $ 1.54        $ 1.39
                                                     =======        ======        ======        ======        ======
      Total return                                     (4.55)%        4.13 %        8.00 %       16.58 %       18.80 %
                                                     =======        ======        ======        ======        ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)        $10,157        $9,807        $9,563        $7,827        $5,595
      Ratio of expenses with reimbursement to
       average net assets                               0.90 %        0.90 %        0.90 %        0.90 %        0.90 %
      Ratio of expenses without reimbursement to
       average net assets                               1.07 %        1.08 %        1.14 %        1.24 %        1.30 %
      Ratio of net investment income to average net
       assets                                           2.89 %        3.51 %        2.89 %        2.79 %        3.43 %
      Portfolio turnover rate                          16.49 %       13.41 %       31.53 %       14.14 %       23.02 %

MONEY MARKET PORTFOLIO

                                                                           YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                         2001          2000          1999          1998          1997
                                                     ------------   -----------   -----------   -----------   -----------
      Net Asset Value, Beginning of Year             $  1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
      Investment income--net                            0.03          0.05          0.04          0.05          0.05
                                                     -------        ------        ------        ------        ------
                   Total from investment operations     0.03          0.05          0.04          0.05          0.05
      Less distributions from
        Investment income--net                         (0.03)        (0.05)        (0.04)        (0.05)        (0.05)
                                                     -------        ------        ------        ------        ------
                                Total distributions    (0.03)        (0.05)        (0.04)        (0.05)        (0.05)
                                                     -------        ------        ------        ------        ------
      Net Asset Value, End of Year                   $  1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                     =======        ======        ======        ======        ======
      Total return                                      3.07 %        5.51 %        4.26 %        4.65 %        4.78 %
                                                     =======        ======        ======        ======        ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)        $13,589        $6,824        $6,677        $4,354        $2,821
      Ratio of expenses with reimbursement to
       average net assets                               0.87 %        0.87 %        0.87 %        0.87 %        0.87 %
      Ratio of expenses without reimbursement to
       average net assets                               1.03 %        1.18 %        1.28 %        1.37 %        1.23 %
      Ratio of net investment income to average net
       assets                                           2.82 %        5.37 %        4.20 %        4.55 %        4.62 %

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

GOVERNMENT BOND PORTFOLIO

                                                                                      PERIOD FROM
                                                                        YEAR        MAY 1, 2000 (1)
                                                                        ENDED              TO
                                                                    DECEMBER 31,      DECEMBER 31,
                                                                    -------------   ----------------
                                                                        2001              2000
                                                                    -------------   ----------------
      Net Asset Value, Beginning of Period                             $ 1.04          $ 1.00
      Investment income--net                                             0.07            0.04
      Net realized and unrealized gain on investments during the
       period                                                            0.01            0.04
                                                                       ------          ------
                                  Total from investment operations       0.08            0.08
      Less distributions from
        Investment income--net                                          (0.07)          (0.04)
        Capital gains                                                  --              --
                                                                       ------          ------
                                               Total distributions      (0.07)          (0.04)
                                                                       ------          ------
      Net Asset Value, End of Period                                   $ 1.05          $ 1.04
                                                                       ======          ======
      Total return                                                       7.33 %          8.29 %**
                                                                       ======          ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of period (000's omitted)                        $6,161          $5,447
      Ratio of expenses with reimbursement to average net assets         0.64 %          0.80 %*
      Ratio of expenses without reimbursement to average net
       assets                                                            1.04 %          0.96 %*
      Ratio of net investment income to average net assets               6.26 %          6.21 %*
      Portfolio turnover rate                                           22.68 %          7.82 %

SMALL-CAP/MID-CAP PORTFOLIO

                                                                                      PERIOD FROM
                                                                        YEAR        MAY 1, 2000 (1)
                                                                        ENDED              TO
                                                                    DECEMBER 31,      DECEMBER 31,
                                                                    -------------   ----------------
                                                                        2001              2000
                                                                    -------------   ----------------
      Net Asset Value, Beginning of Period                             $ 0.66           $ 1.00
      Investment loss--net                                             --                (0.01)
      Net realized and unrealized loss on investments during the
       period                                                           (0.36)           (0.33)
                                                                       ------           ------
                                  Total from investment operations      (0.36)           (0.34)
      Less distributions from
        Investment income--net                                         --               --
        Capital gains                                                  --               --
                                                                       ------           ------
                                               Total distributions       0.00             0.00
                                                                       ------           ------
      Net Asset Value, End of Period                                   $ 0.30           $ 0.66
                                                                       ======           ======
      Total return                                                     (54.55)%         (34.00)%**
                                                                       ======           ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of period (000's omitted)                        $1,051           $1,833
      Ratio of expenses with reimbursement to average net assets         1.50 %           1.50 %*
      Ratio of expenses without reimbursement to average net
       assets                                                            2.82 %           2.00 %*
      Ratio of net investment loss to average net assets                (0.56)%          (1.19)%*
      Portfolio turnover rate                                           16.23 %           2.67 %

*  Ratios annualized

** Returns are not annualized

(1) Commencement of operations.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

HIGH YIELD BOND PORTFOLIO

                                                                                      PERIOD FROM
                                                                        YEAR        MAY 1, 2000 (1)
                                                                        ENDED              TO
                                                                    DECEMBER 31,      DECEMBER 31,
                                                                    -------------   ----------------
                                                                        2001              2000
                                                                    -------------   ----------------
      Net Asset Value, Beginning of Period                             $  0.95         $  1.00
      Investment income--net                                              0.09            0.06
      Net realized and unrealized loss on investments during the
       period                                                            (0.09)          (0.05)
                                                                       -------         -------
                                  Total from investment operations        0.00            0.01
      Less distributions from
        Investment income--net                                           (0.09)          (0.06)
        Capital gains                                                   --              --
                                                                       -------         -------
                                               Total distributions       (0.09)          (0.06)
                                                                       -------         -------
      Net Asset Value, End of Period                                   $  0.86         $  0.95
                                                                       =======         =======
      Total return                                                        0.51 %          1.00 %**
                                                                       =======         =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of period (000's omitted)                        $20,589         $20,241
      Ratio of expenses with reimbursement to average net assets          0.80 %          0.80 %*
      Ratio of expenses without reimbursement to average net
       assets                                                             0.93 %          0.88 %*
      Ratio of net investment income to average net assets                9.71 %          8.87 %*
      Portfolio turnover rate                                            12.18 %        --

INTERNATIONAL STOCK PORTFOLIO

                                                                                      PERIOD FROM
                                                                        YEAR        MAY 1, 2000 (1)
                                                                        ENDED              TO
                                                                    DECEMBER 31,      DECEMBER 31,
                                                                    -------------   ----------------
                                                                        2001              2000
                                                                    -------------   ----------------
      Net Asset Value, Beginning of Period                             $ 0.80           $ 1.00
      Investment income--net                                           --               --
      Net realized and unrealized loss on investments during the
       period                                                           (0.19)           (0.20)
                                                                       ------           ------
                                  Total from investment operations      (0.19)           (0.20)
      Less distributions from
        Investment income--net                                         --               --
        Capital gains                                                  --               --
                                                                       ------           ------
                                               Total distributions       0.00             0.00
                                                                       ------           ------
      Net Asset Value, End of Period                                   $ 0.61           $ 0.80
                                                                       ======           ======
      Total return                                                     (23.11)%         (19.52)%**
                                                                       ======           ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of period (000's omitted)                        $3,130           $4,024
      Ratio of expenses with reimbursement to average net assets         1.10 %           1.10 %*
      Ratio of expenses without reimbursement to average net
       assets                                                            1.54 %           1.37 %*
      Ratio of net investment income to average net assets               0.57 %           0.84 %*
      Portfolio turnover rate                                           18.74 %           6.18 %

*  Ratios annualized

** Returns are not annualized

(1) Commencement of operations.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2001
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Equity Income, Balanced and Money Market Portfolios, which commenced operations March 1, 1991. On May 1, 2000 four new portfolios were added; they are the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio and the International Stock Portfolio.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

INVESTMENT VALUATIONS:

GROWTH, EQUITY INCOME, BALANCED, GOVERNMENT BOND, SMALL-CAP/MID-CAP, HIGH YIELD BOND AND INTERNATIONAL STOCK PORTFOLIOS
Investments listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to fair value.

MONEY MARKET PORTFOLIO
Investments are valued at amortized cost (premiums and discounts are amortized on a straight-line basis), which has been determined by the Fund's Board of Directors to closely approximate the fair value of such securities. The Fund intends to maintain a continuous net asset value per share of $1.00, rounded to the nearest cent.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

RECLASSIFICATION OF CAPITAL ACCOUNTS:
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended December 31, 2001, the Small-Cap/Mid-Cap Portfolio decreased paid-in capital by $6,272 due to the Fund experiencing a net investment loss during the year. Accumulated net realized gain on investments and net assets were not affected by this change.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

FEDERAL INCOME TAXES:
For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements. At December 31, 2001, the Growth Portfolio had a capital loss carryforward of $529,670 that will expire in 2009, the Government Bond Portfolio had a capital loss carryforward of $466 that will expire in 2008, the Small-Cap/Mid-Cap Portfolio had capital loss carryforwards of $205,111 of which $177,278 will expire in 2009 and $27,833 that will expire in 2008 and the International Stock Portfolio had a capital loss carryforward of $244,715 that will expire in 2009.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering at net asset value. The Fund repurchases its shares at net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value. For the Money Market Portfolio, distributions are computed daily and distributed monthly.

EXPENSES:
Operating expenses directly attributable to a portfolio are charged to that portfolio's operations. Expenses of the Fund, which are not directly attributable to the operations of any portfolio, are prorated among all portfolios of the Fund based on the relative net assets of each portfolio.

NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subsidiary of American National. Investment advisory and service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                           INVESTMENT
                                            ADVISORY    SERVICE
                                              FEE         FEE
Growth                                        0.50%      0.25%
Equity Income                                 0.50%      0.25%
Balanced                                      0.50%      0.25%
Money Market                                  0.50%      0.25%
Government Bond                               0.50%      0.25%
Small-Cap/Mid-Cap                             1.25%      0.25%
High Yield Bond                               0.55%      0.25%
International Stock                           0.75%      0.25%

In addition to the investment advisory fee and the administrative fee, the Fund is responsible for paying most other operating expenses including outside director's fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest and miscellaneous expenses.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

All offering and organization costs were paid by American National. Effective May 1, 1994, SM&R has agreed to reimburse the Fund for expenses of any kind (exclusive of interest, commissions and other expenses incidental to portfolio transactions) which exceed the following percentages of each portfolio's average daily net assets:

Growth                              0.87%
Equity Income                       0.93%
Balanced                            0.90%
Money Market                        0.87%
Government Bond                     0.35%
Small-Cap/Mid-Cap                   1.50%
High Yield Bond                     0.80%
International Stock                 1.10%

Prior to May 1, 1994, the reimbursement percentage was 1.50% of each portfolio's average daily net assets.

As of December 31, 2001, SM&R and American National had the following ownership in the Portfolios:

                                                              AMERICAN NATIONAL                AMERICAN NATIONAL
                                    SM&R                      CORPORATE ACCOUNTS               SEPARATE ACCOUNTS
                        -----------------------------   ------------------------------   -----------------------------
                                    PERCENT OF SHARES                PERCENT OF SHARES               PERCENT OF SHARES
                         SHARES        OUTSTANDING        SHARES        OUTSTANDING       SHARES        OUTSTANDING
Growth                    192,944         1.73%          2,821,641        25.24%         8,162,656        73.03%
Equity Income             461,719         3.52%          3,284,798        25.04%         9,372,342        71.44%
Balanced                  340,523         4.50%          3,172,296        41.87%         4,063,532        53.63%
Money Market            7,830,288        57.62%          2,673,982        19.68%         3,084,333        22.70%
Government Bond           100,054         1.71%          5,534,451        94.51%           221,645         3.78%
Small-Cap/Mid-Cap         508,857        14.47%          2,000,000        56.87%         1,008,154        28.66%
High Yield Bond            82,400         0.35%         23,608,948        99.14%           122,726         0.51%
International Stock     1,564,166        30.45%          3,550,252        69.13%            21,456         0.42%

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS
Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments, other than commercial paper, were as follows:

                                     PURCHASES      SALES
Growth                               $9,883,511   $4,688,603
Equity Income                        $9,684,867   $6,529,044
Balanced                             $3,615,356   $1,271,263
Government Bond                      $1,502,344   $1,100,000
Small-Cap/Mid-Cap                    $  507,040   $  146,581
High Yield Bond                      $3,983,750   $2,140,360
International Stock                  $  943,291   $  603,666

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

Gross unrealized appreciation and depreciation as of December 31, 2001 were as follows:

                                     APPRECIATION   DEPRECIATION
Growth                                $3,421,483     $1,170,274
Equity Income                         $2,786,573     $1,305,316
Balanced                              $  885,488     $  374,659
Government Bond                       $  269,777     $   19,867
Small-Cap/Mid-Cap                     $   15,400     $1,738,894
High Yield Bond                       $  760,534     $3,569,841
International Stock                   $   63,885     $1,793,392

NOTE 4--CAPITAL STOCK

GROWTH PORTFOLIO

                                                                        YEAR ENDED                        YEAR ENDED
                                                                    DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                          1,218,673   $  2,064,362          1,389,560   $  2,850,063
  Investment income dividends reinvested                            130,779        205,322            155,664        295,761
  Distributions from net realized gains reinvested                  --             --                 225,800        437,606
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                       1,349,452      2,269,684          1,771,024      3,583,430
  Redemptions of capital shares                                    (817,845)    (1,382,403)          (962,976)    (1,983,968)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                        531,607   $    887,281            808,048   $  1,599,462
                                                                              ============                      ============
  Shares outstanding at beginning of year                        10,645,634                         9,837,586
                                                                -----------                       -----------
  Shares outstanding at end of year                              11,177,241                        10,645,634
                                                                ===========                       ===========
  The components of net assets at December 31, 2001, are as
    follows:
  Capital Stock--11,177,241 shares of $.01 par value
    outstanding (115,000,000 authorized) (par and additional
    paid-in capital)                                                          $ 16,379,618
  Accumulated net realized loss on investments                                    (775,293)
  Net unrealized appreciation of investments                                     2,251,209
                                                                              ------------
  Net Assets                                                                  $ 17,855,534
                                                                              ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

EQUITY INCOME PORTFOLIO

                                                                        YEAR ENDED                        YEAR ENDED
                                                                    DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                          1,722,999   $  3,070,271          1,282,694   $  2,492,807
  Investment income dividends reinvested                            233,706        374,091            221,383        411,773
  Distributions from net realized gains reinvested                  282,104        451,367            699,199      1,312,977
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                       2,238,809      3,895,729          2,203,276      4,217,557
  Redemptions of capital shares                                  (1,024,244)    (1,801,466)        (1,108,220)    (2,129,654)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                      1,214,565   $  2,094,263          1,095,056   $  2,087,903
                                                                              ============                      ============
  Shares outstanding at beginning of year                        11,904,294                        10,809,238
                                                                -----------                       -----------
  Shares outstanding at end of year                              13,118,859                        11,904,294
                                                                ===========                       ===========
  The components of net assets at December 31, 2001, are as
    follows:
  Capital Stock--13,118,859 shares of $.01 par value
    outstanding (120,000,000 authorized) (par and additional
    paid-in capital)                                                          $ 19,665,959
  Accumulated net realized gain on investments                                       5,641
  Net unrealized appreciation of investments                                     1,481,257
                                                                              ------------
  Net Assets                                                                  $ 21,152,857
                                                                              ============

BALANCED PORTFOLIO

                                                                        YEAR ENDED                        YEAR ENDED
                                                                    DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                          1,149,086   $  1,602,388            728,660   $  1,140,072
  Investment income dividends reinvested                            219,776        292,331            241,107        347,193
  Distributions from net realized gains reinvested                   20,266         26,954            323,674        468,722
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                       1,389,128      1,921,673          1,293,441      1,955,987
  Redemptions of capital shares                                    (553,650)      (769,167)          (839,733)    (1,325,940)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                        835,478   $  1,152,506            453,708   $    630,047
                                                                              ============                      ============
  Shares outstanding at beginning of year                         6,740,873                         6,287,165
                                                                -----------                       -----------
  Shares outstanding at end of year                               7,576,351                         6,740,873
                                                                ===========                       ===========
  The components of net assets at December 31, 2001, are as
    follows:
  Capital Stock--7,576,351 shares of $.01 par value
    outstanding (115,000,000 authorized) (par and additional
    paid-in capital)                                                          $  9,645,382
  Accumulated net realized gain on investments                                         329
  Net unrealized appreciation of investments                                       510,829
                                                                              ------------
  Net Assets                                                                  $ 10,156,540
                                                                              ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

MONEY MARKET PORTFOLIO

                                                                        YEAR ENDED                        YEAR ENDED
                                                                    DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                         35,943,273   $ 35,943,273         16,405,281   $ 16,405,281
  Investment income dividends reinvested                            247,634        247,634            328,740        328,740
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                      36,190,907     36,190,907         16,734,021     16,734,021
  Redemptions of capital shares                                 (29,426,385)   (29,426,385)       (16,586,722)   (16,586,722)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                      6,764,522   $  6,764,522            147,299   $    147,299
                                                                              ============                      ============
  Shares outstanding at beginning of year                         6,824,081                         6,676,782
                                                                -----------                       -----------
  Shares outstanding at end of year                              13,588,603                         6,824,081
                                                                ===========                       ===========
  The components of net assets at December 31, 2001, are as
    follows:
  Capital Stock--13,588,603 shares of $.01 par value
    outstanding (1,050,000,000 authorized) (par and additional
    paid-in capital)                                                          $ 13,588,603
                                                                              ------------
  Net Assets                                                                  $ 13,588,603
                                                                              ============

GOVERNMENT BOND PORTFOLIO

                                                                        YEAR ENDED                    EIGHT MONTHS ENDED
                                                                    DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                            353,890   $    388,406          5,013,367   $  5,014,009
  Investment income dividends reinvested                            346,135        363,524            206,716        214,984
  Distributions from net realized gains reinvested                  --             --                 --             --
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                         700,025        751,930          5,220,083      5,228,993
  Redemptions of capital shares                                     (60,668)       (65,159)            (3,290)        (3,422)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                        639,357   $    686,771          5,216,793   $  5,225,571
                                                                              ============                      ============
  Shares outstanding at beginning of period                       5,216,793                           --
                                                                -----------                       -----------
  Shares outstanding at end of period                             5,856,150                         5,216,793
                                                                ===========                       ===========
  The components of net assets at December 31, 2001, are as
    follows:
  Capital Stock--5,856,150 shares of $.01 par value
    outstanding (15,000,000 authorized) (par and additional
    paid-in capital)                                                          $  5,911,870
  Accumulated net realized loss on investments                                        (466)
  Net unrealized appreciation of investments                                       249,910
                                                                              ------------
  Net Assets                                                                  $  6,161,314
                                                                              ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

SMALL-CAP/MID-CAP PORTFOLIO

                                                                        YEAR ENDED                    EIGHT MONTHS ENDED
                                                                    DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                            974,479   $    354,726          2,787,061   $  2,768,876
  Investment income dividends reinvested                            --             --                 --             --
  Distributions from net realized gains reinvested                  --             --                 --             --
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                         974,479        354,726          2,787,061      2,768,876
  Redemptions of capital shares                                    (221,266)      (102,821)           (23,263)       (15,513)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                        753,213   $    251,905          2,763,798   $  2,753,363
                                                                              ============                      ============
  Shares outstanding at beginning of period                       2,763,798                           --
                                                                -----------                       -----------
  Shares outstanding at end of period                             3,517,011                         2,763,798
                                                                ===========                       ===========
  The components of net assets at December 31, 2001, are as
    follows:
  Capital Stock--3,517,011 shares of $.01 par value
    outstanding (10,000,000 authorized) (par and additional
    paid-in capital)                                                          $  2,979,814
  Accumulated net realized loss on investments                                    (205,111)
  Net unrealized depreciation of investments                                    (1,723,494)
                                                                              ------------
  Net Assets                                                                  $  1,051,209
                                                                              ============

HIGH YIELD BOND PORTFOLIO

                                                                        YEAR ENDED                    EIGHT MONTHS ENDED
                                                                    DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                            158,664   $    151,741         20,057,997   $ 20,057,763
  Investment income dividends reinvested                          2,365,603      2,035,055          1,267,163      1,191,133
  Distributions from net realized gains reinvested                  --             --                 --             --
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                       2,524,267      2,186,796         21,325,160     21,248,896
  Redemptions of capital shares                                     (35,243)       (32,748)              (110)          (109)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                      2,489,024   $  2,154,048         21,325,050   $ 21,248,787
                                                                              ============                      ============
  Shares outstanding at beginning of period                      21,325,050                           --
                                                                -----------                       -----------
  Shares outstanding at end of period                            23,814,074                        21,325,050
                                                                ===========                       ===========
  The components of net assets at December 31, 2001, are as
    follows:
  Capital Stock--23,814,074 shares of $.01 par value
    outstanding (40,000,000 authorized) (par and additional
    paid-in capital)                                                          $ 23,398,262
  Accumulated net realized loss on investments                                          (3)
  Net unrealized depreciation of investments                                    (2,809,307)
                                                                              ------------
  Net Assets                                                                  $ 20,588,952
                                                                              ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

INTERNATIONAL STOCK PORTFOLIO

                                                                        YEAR ENDED                    EIGHT MONTHS ENDED
                                                                    DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                          4,547,417   $  3,116,319          5,025,201   $  5,021,569
  Investment income dividends reinvested                             37,639         22,121             28,881         23,105
  Distributions from net realized gains reinvested                    4,789          2,730              1,061            848
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                       4,589,845      3,141,170          5,055,143      5,045,522
  Redemptions of capital shares                                  (4,509,064)    (3,082,489)               (50)           (41)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                         80,781   $     58,681          5,055,093   $  5,045,481
                                                                              ============                      ============
  Shares outstanding at beginning of period                       5,055,093                           --
                                                                -----------                       -----------
  Shares outstanding at end of period                             5,135,874                         5,055,093
                                                                ===========                       ===========
  The components of net assets at December 31, 2001, are as
    follows:
  Capital Stock--5,135,874 shares of $.01 par value
    outstanding (20,000,000 authorized) (par and additional
    paid-in capital)                                                          $  5,104,162
  Undistributed net investment income                                                  133
  Accumulated net realized loss on investments                                    (244,715)
  Net unrealized depreciation of investments                                    (1,729,507)
                                                                              ------------
  Net Assets                                                                  $  3,130,073
                                                                              ============

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American National Investment Accounts, Inc.

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of Growth, Equity Income, Balanced, Money Market, Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock portfolios), including the schedule of investments as of December 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock portfolios for the period May 1, 2000 to December 31, 2000 and the year ended December 31, 2001) and the financial highlights for each of the five years in the period then ended (with respect to Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock portfolios for the period May 1, 2000 to December 31, 2000 and the year ended December 31, 2001). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Investment Accounts, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended (with respect to Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock portfolios for the period May 1, 2000 to December 31, 2000 and the year ended December 31, 2001), and the financial highlights for each of the five years in the period then ended (with respect to Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock portfolios for the period May 1, 2000 to December 31, 2000 and the year ended December 31, 2001), in conformity with accounting principles generally accepted in the United States of America.

                                                   Tait, Weller & Baker

Philadelphia, Pennsylvania
February 1, 2002

                            PART C OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a) 1.a. Registrant's Amended and Restated Articles of Incorporation are incorporated by reference to Exhibit (a)1.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

    2.a. Registrant's Articles Supplementary dated March 8, 2000 are incorporated by reference to Exhibit (a)2.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

    2.b. Registrant's Articles Supplementary dated April 14, 2000 are incorporated by reference to Exhibit (a)2.b. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

(b) See Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's By-Laws.

(c) See Exhibit 4 to Post-Effective Amendment No. 7 to Form N-1A for a specimen of Registrant's stock certificate.

(d) 1. See Exhibit 5 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's Investment Advisory Agreement.

    2. Registrant's Investment Advisory Agreement on behalf of the Government Bond Portfolio is incorporated by Reference to Exhibit (d)2. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

    3. Registrant's Investment Advisory Agreement on behalf of the High Yield Bond Portfolio is incorporated by reference to Exhibit (d)3. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

    4. Registrant's Investment Advisory Agreement on behalf of the International Stock Portfolio is incorporated by reference to Exhibit (d)4. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

    5. Registrant's Investment Advisory Agreement on behalf of the Small-Cap/ Mid-Cap Portfolio is incorporated by reference to Exhibit (d)5. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

(e) See Exhibit 6a to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's Fund Participation Agreement with the American National Variable Annuity Separate Account and Exhibit 6b with the American National Variable Life Separate Account.

(f) None.

(g) See Exhibit 8a and Exhibit 8b to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's current Custodian Agreement and Sub-Custodian Agreement.

(h) None.

(i) Exhibit i to Form N-1A, for the consent and opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P. is filed herewith.

(j) 1. Exhibit j to Form N-1A, for the consent of independent auditor, Tait, Weller & Baker is filed herewith.

    2. Power of Attorney is incorporated herein by reference to Exhibit (j)2. to Post-Effective Amendment No. 14 to this Form N-1A Registration Statement.

(k) Financial Data Schedules are incorporated by reference as filed with form N-SAR-B on 02/26/02.

(l) 1. See Exhibit 13 to Post-Effective Amendment No. 7 to Form N-1A for copies of the stock purchase letters.

    2. Stock purchase letters for the new portfolios added effective May 1, 2000 are incorporated by reference to Exhibit (l)2. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

(m) None.

(n) None.

(o) Not Applicable.

(p) Registrant's Code of Ethics is incorporated herein by reference to Exhibit
(p) to Post-Effective Amendment No. 14 to this Form N-1A Registration Statement.



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

All persons under common control with the Registrant are shown on the list as Exhibit for Item 24.

ITEM 25.  INDEMNIFICATION.

The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to
Section 3.15 of the Registrant's By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A.

Registrant, together with SM&R Investments, Inc. ("SMRI"), has purchased a directors' and officers' liability policy. At a Joint Boards of Directors' Meeting of Registrant and the ANIA fund held on May 17, 2001, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability Insurance policy. The ICI Mutual Insurance Company is located at 1401 H Street, NW, Washington, DC 20005. The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individuals insured, each claim deductible, $100,000 company reimbursement, each claim deductible and $100,000 company coverage, each claim deductible, and $100,000 company coverage for each unrealized liability, each claim deductible. The aggregate limit of liability is $5,000,000. The annual premium for 2001 for the American National Investment Accounts, Inc. is $11,923.

Additionally, Registrant is required to maintain a secured letter of credit. However, due to the restrictions on the making of loans, Registrant and Securities Management and Research, Inc. ("SM&R') have entered into an undertaking whereby SM&R has secured a letter of credit from Frost National Bank in Galveston, Texas for the benefit of Registrant. Pursuant to this arrangement, Registrant will reimburse SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of Registrant by SM&R.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Securities Management and Research, Inc. ("SM&R") serves as investment adviser to Registrant, and the SM&R Investments, Inc. See "Investment Adviser" in Part A and "Investment Advisory and Other Services" in Part B.

R. EUGENE LUCAS
         Director and Member of the Executive Committee of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director of American National Insurance Company; Director of ANREM Corporation, both located at One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation; Gal-Tenn Hotel Corporation, both located at 504 Moody National Bank Tower, Galveston, Texas.

RONALD J. WELCH
         Director of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President and Chief Actuary of American National Insurance Company; Senior Vice President of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Director of Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Director of American National Property and Casualty Company; Director of American National General Insurance Company; Director of American National Insurance Service Company; Director of Pacific Property and Casualty, Inc., all located at 1949 East Sunshine Street, Springfield, Missouri.

G. RICHARD FERDINANDSTEN
         Director and Member of Executive Committee of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director, Senior Vice President and Chief Operating Officer, American National Insurance Company; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director and Vice Chairman of the Board, American National Property and Casualty; Director and Vice Chairman of the Board, Pacific Property & Casualty, Inc.; Underwriter, American National Lloyds Insurance Company, all located at 1949 East Sunshine, Springfield, Missouri; Director and Chairman of the Board, Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Director, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas.

MICHAEL W. MCCROSKEY
Director, President, Chief Executive Officer and member of the Executive Committee of SM&R; President and Director of the Fund; President and Director of the SM&R Investments, Inc. all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President and Treasurer, American National; Assistant Secretary of American National Life Insurance Company of Texas; President and Director, ANREM Corporation; Director and President, ANTAC Corporation; Director, all located at One Moody Plaza, Galveston, Texas; Comprehensive Investment Services 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President of Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Vice President, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Vice President, American National Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine, Springfield, Missouri.

GORDON D. DIXON
Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Assistant Portfolio Manager of the Fund's American National Government Bond and High Yield, Money Market, Growth, Equity Income, Balanced, and International Stock Portfolios; Assistant Portfolio Manager for the SM&R Investments, Inc.'s SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Primary Fund, SM&R Tax Free Fund and SM&R Money Market Fund, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Stocks of American National Insurance Company, One Moody

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

Plaza, Galveston, Texas; Director and President, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, Suite 301, League City, Texas.

DAVID A. BEHRENS
         Director of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President, Independent Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Allstate Financial Distributors, Inc., Lincoln, NE.


EMERSON V. UNGER
         Vice President of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

T. BRETT HARRINGTON
         Vice President of SM&R; formerly Assistant Vice President and West Region Sales Manager of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

BRENDA T. KOELEMAY
         Vice President and Treasurer of SM&R; Vice President and Treasurer of the SM&R Investments, Inc.; Treasurer and director, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas.

TERESA E. AXELSON
         Vice President and Secretary of SM&R and the SM&R Investments, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas.

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a)      Not applicable.
(b)      Not applicable.
(c)      Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

ITEM 29.  MANAGEMENT SERVICES.

There are no management-related service contracts to which the Registrant is a party not discussed under Part A or Part B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.

Not applicable.


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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 15 to Registration Statement, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this POST-EFFECTIVE AMENDMENT NO. 15 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Galveston and State of Texas, on the 26th day of April, 2002.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

By: /s/ MICHAEL W. McCROSKEY
 Michael W. McCroskey, President

Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 15 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:



------------------------------------------------------- -----------------------------------------------------
PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER               PRINCIPAL ACCOUNTING OFFICER:
------------------------------------------------------- -----------------------------------------------------
/s/ MICHAEL W. McCROSKEY                                /s/ BRENDA T. KOELEMAY
------------------------------------------------------- -----------------------------------------------------
Michael W. McCroskey, President                         Brenda T. Koelemay, Treasurer
Date: April 26, 2002                                    Date: April 26, 2002

------------------------------------------------------- -----------------------------------------------------
DIRECTORS
------------------------------------------------------- -----------------------------------------------------
/s/ ERNEST S. BARRATT, PH.D.                            /s/ EDWIN K. NOLAN
*Ernest S. Barratt, Ph.D.                               *Edwin K. Nolan
By: Michael W. McCroskey                                By: Michael W. McCroskey

Date: April 26, 2002                                    Date: April 26, 2002

------------------------------------------------------- -----------------------------------------------------
/s/ JACK T. CURRIE                                      /s/ ROBERT B. SHATTUCK, JR.
*Jack T. Currie                                         *Robert V. Shattuck, Jr.
By: Michael W. McCroskey                                By: Michael W. McCroskey

Date: April 26, 2002                                    Date: April 26, 2002

------------------------------------------------------- -----------------------------------------------------
/s/ LEA MCLEOD MATTHEWS                                 /s/ DONALD P. STEVENS
*Lea McLeod Matthews                                    *Donald P. Stevens
By: Michael W. McCroskey                                By: Michael W. McCroskey

Date: April 26, 2002                                    Date: April 26, 2002

------------------------------------------------------- -----------------------------------------------------
/s/ MICHAEL W. MCCROSKEY                                /s/ STEVEN H. STUBBS
*Michael W. McCroskey                                   *Steven H. Stubbs
                                                        By: Michael W. McCroskey

Date: April 26, 2002                                    Date: April 26, 2002

------------------------------------------------------- -----------------------------------------------------
/s/ ANN MCLEOD MOODY                                    /s/ JAMIE G. WILLIAMS
*Ann McLeod Moody                                       *Jamie G. Williams
By: Michael W. McCroskey                                By: Michael W. McCroskey

Date: April 26, 2002                                    Date: April 26, 2002

------------------------------------------------------- -----------------------------------------------------
                                                        /s/ FRANK P. WILLIAMSON
                                                        *Frank P. Williamson
                                                        By: Michael W. McCroskey

                                                        Date: April 26, 2002
------------------------------------------------------- -----------------------------------------------------

*Pursuant to a Power of Attorney executed by the Board of Directors dated March 15, 2001, attached as Exhibit (j)2 to Post-Effective Amendment No. 14.

                                  EXHIBIT INDEX

                                       TO

                         POST-EFFECTIVE AMENDMENT NO. 15
                        UNDER THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 15
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                       FOR

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                                 ("Registrant")

                             PART C ITEM AND CAPTION





Item 23.

        Exhibit 99.B(i) Consent and opinion of Registrant's Counsel, Greer, Herz and Adams, L.L.P.

                99.B(j) 1.   Consent of Tait, Weller and Baker, independent
                             Accountant of Registrant.


                99.B24       Registrant's Control List.


                                      C-5